As filed with the Securities and Exchange Commission on May 1, 2009

Registration No. 333-44723

File No. 811-9044

______________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
One National Life Drive
Montpelier, Vermont 05604
(802) 229-7410
_______________________________

Lisa Muller
National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
(name and complete address of agent for service)
_______________________________

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2404
_______________________________

It is proposed that this filing will become effective:

_X	immediately upon filing pursuant to paragraph (b)
__	on	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1) of Rule 485
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

SENTINEL ESTATE PROVIDER P R O S P E C T U S Dated May 1, 2009

National Life Insurance Company National Variable Life Insurance Account

Home Office: National Life Drive, Montpelier, Vermont 05604 Telephone: (800) 732-8939

This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company (“National Life”). This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a Variable Account of National Life, or to the Fixed Account, or a combination of the two. The Fixed Account pays interest at a guaranteed rate of at least 4%. The Variable Account has several Subaccounts. Each Subaccount buys shares of a specific fund portfolio. Currently the available portfolios are:

Sentinel Asset Management,	Invesco Aim Advisors, Inc.	Fred Alger Management,	AllianceBernstein L.P.
Inc.		Inc.
Sentinel Variable Products Trust	AIM Variable Insurance Funds	Alger American Fund	Alliance Bernstein Variable
Balanced	AIM V.I. Dynamics	Capital Appreciation	Products Series Fund, Inc.
Bond	AIM V.I. Global Health Care	LargeCap Growth	International Growth
Common Stock	AIM V.I. Technology	SmallCap Growth	International Value
Mid Cap Growth			Small/Mid Cap Value
Money Market			Value
Small Company

American Century Investment	The Dreyfus Corporation	Deutsche Investment	Fidelity Management &
Management, Inc. and		Management Americas Inc.	Research Company
American Century Global
Investment Management, Inc.
American Century Variable	Dreyfus Variable Investment	DWS Variable Series II	Fidelity® Variable Insurance
Portfolios, Inc.	Fund	Dreman High Return Equity	Products
VP Income & Growth	VIF Appreciation	VIP*	Contrafund®
VP Inflation Protection	VIF Developing Leaders	Dreman Small Mid Cap	Equity-Income
VP International	VIF Quality Bond	Value VIP	Growth
VP Ultra®			High Income
VP Value	Dreyfus Socially Responsible	DWS Investments VIT Funds	Index 500
VP Vista SM	Growth Fund, Inc.	Small Cap Index VIP	Investment Grade Bond
Mid Cap
Overseas
Value Strategies
Franklin Templeton	J.P. Morgan Investment	Neuberger Berman	Oppenheimer Funds, Inc.
Investments	Management Inc.	Management, Inc.

Franklin Templeton Variable	JPMorgan Insurance Trust	Neuberger Berman Advisers	Oppenheimer Variable
Insurance Products Trust	International Equity Portfolio	Management Trust	Account Funds
Foreign Securities Fund	Small Cap Core Portfolio	Short Duration Bond	Balanced/VA
Global Real Estate Fund	(formerly Small Company	Portfolio	Main Street Small Cap/VA
Mutual Shares Securities Fund	Portfolio)	Mid-Cap Growth Portfolio	Strategic Bond/VA
Small Cap Value Securities		Partners Portfolio
Fund		Small Cap Growth Portfolio
Small-Midcap Growth		Socially Responsive
Securities Fund
U.S Government
Mutual Global Discovery
Securities

T. Rowe Price Associates, Inc.	Van Eck Associates	Wells Fargo Funds
	Corporation	Management, LLC

T. Rowe Price Equity Series, Inc.	Van Eck Worldwide Insurance	Wells Fargo Variable Trust
Personal Strategy Balanced	Trust	VT Discovery
	Worldwide Bond	VT Opportunity
T. Rowe Price Equity Series, Inc.	Worldwide Emerging Markets
Blue Chip Growth II	Worldwide Hard Assets
Equity Income II	Worldwide Real Estate
Health Sciences II

* Effective on or about June 1, 2009 DWS Dreman High Return Equity VIP will be renamed DWS Strategic Value VIP.

The value of your policy will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

LEGAL MATTERS	59
DISTRIBUTION OF THE POLICIES	59
OTHER POLICY PROVISIONS	60
FINANCIAL STATEMENTS	61
GLOSSARY	62
Appendix A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1
Appendix B: Joint Age Calculation	B-1
Appendix C: New York Surrender Charge Information	C-1
Appendix D: Overloan Protection Rider	D-1
Appendix E: Statement of Additional Information Table of Contents	E-1

The policy may not be available in all states and its terms may vary by state. This prospectus does not offer the policy in any state in which we may not legally offer the policy. This policy is no longer sold. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Survivorship Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

  Face Amount; or
  the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

  the Face Amount plus the Accumulated Value; or
  the Accumulated Value multiplied by the same factor that applies to option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy - Basic Coverage and additional coverage. See “Death Benefit.” Changing the Face Amount or Death Benefit option may have tax consequences.

· You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Benefits”, below, for a description of the optional benefits that we offer.

· You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits. After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

After a year, you may request a Withdrawal of Cash Surrender Value. However:

  You must withdraw at least $500;

· You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;· You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

· We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences. You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge. Surrendering your Policy may have tax consequences.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.

We offer Owners the opportunity to participate in “Illuminations.” Under this investment advisory program, National Life has arranged for FundQuest, Inc. (“FundQuest”), a registered investment adviser firm that is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Accumulated Value of your Policy among the available options that is suited to your investment objective, financial situation and risk tolerance. To participate in Illuminations, you must enter into a Limited Power of Attorney with FundQuest under which you will authorize FundQuest to direct National Life to implement changes to your portfolio allocation model as determined by FundQuest, without obtaining your specific approval of the changes. The Illuminations investment advisory program is available without charge to Owners.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to lapse. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund’s portfolio, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Cumulative Guarantee Premium;

(2) if you purchase the guaranteed death benefit rider, subject to certain conditions, or (3) if you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment Contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed Policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Premium Expense	Upon receipt of	3.4% of each premium payment	3.4% of each premium payment
Charge - premium tax	each premium
portion	payment
Premium Expense	Upon receipt of	7.0% of the premium up to the	During the first 10 Policy Years: a
Charge - distribution	each premium	Target Premium[1], and 5.0% of	deduction of 7.0% of the premium
portion	payment	premium in excess of Target	up to the Target Premium[1], and
		Premium	4.0% of premium in excess of
Target Premium
After the first 10 Policy Years:
4.0% of all premiums
Surrender Charge	Upon surrender or
lapse of the Policy
during the first 10
Policy Years or
during the 10
years following an
increase in Basic
Coverage
Minimum and		$2.40 to $50.00 per $1000 of	$2.40 to $50.00 per $1000 of initial
Maximum Charge[2]		initial or increased Basic	or increased Basic Coverage
Coverage

Charge for a male		$10.00 per $1000 of Basic	$10.00 per $1000 of Basic
insured age 55		Coverage	Coverage
standard nonsmoker
and female insured age
50, preferred
nonsmoker
Withdrawal Fees	Upon making a	Lesser of 2% of amount	Lesser of 2% of amounts withdrawn
	Withdrawal	withdrawn or $25	or $25

Transfer Fees	Upon transfer	$25 per transfer in excess of 12	None
transfers in any one Policy Year

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Loan Interest Spread[3]	At the end of each	2% annually of amount held as	1.3% annually of amount held as
	Policy year or	Collateral	Collateral
upon death,
surrender or lapse,
if earlier
Projection Report	When report	$25 maximum in New York; no	$25
Charge	requested	guaranteed maximum
elsewhere

1	The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.
2	The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.
3	The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Cost of Insurance:[1]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$0.00004 to $58.01 per	$0.00001 to $18.48 per $1000 of
Charge[2]		$1000 of Net Amount at	Net Amount at Risk per month
Risk per month

Charge for a male insured		$0.0043 per $1000 of	$0.0043 per $1000 of Net
age 55, standard		Net Amount at Risk per	Amount at Risk per month
nonsmoker and female		month
insured age 50 preferred
nonsmoker, Policy Year 1

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Variable Account Charge	On the Date of Issue	Annual rate of 0.90% of	During the first 10 Policy Years
	of the Policy and on	the Accumulated Value	(in all cases, percentages are of
	each Monthly Policy	in the Variable Account	the Accumulated Value in the
	Date		variable Account):
Policies with Basic Coverage less
than $1 million: 0.90%
Policies with Basic Coverage
from $1 million to $3 million:
0.80%Policies with Basic
Coverage of $3 million or more:
0.75%

During the first 10 Policy Years:
Policies with Basic Coverage less
than $1 million: 0.35%
Policies with Basic Coverage
from $1 million to $3 million:
0.30%

Policies with Basic Coverage of
$3 million or more: 0.25%
Monthly Administrative	On the Date of Issue
Charge[3]	of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$15.00 per month, plus	$7.50 per month to $15.00 per
Charge[4]		from $0.08 to $0.09 per	month plus $0.09 per $1000 of
		$1000 of Basic Coverage	Basic Coverage

Charge for a male insured		$15.00 per month, plus	$15.00 per month, plus $0.08 per
age 55, standard		$0.08 per $1000 of Basic	$1000 of Basic Coverage
nonsmoker and female		Coverage
insured age 50 preferred
nonsmoker, Policy Year 1
Charges for Optional
Benefits:
Additional Protection	On the Date of Issue
Benefit[1]	of the Policy and on
each Monthly Policy
Date
Minimum and Maximum		$0.013 to $64.20 per	$0.00001 to $18.48 per $1000 of
Charge[5]		$1000 of Net Amount at	Net Amount at Risk per month
Risk per month

Charge for a male insured		$0.017 per $1000 of Net	$0.017 per $1000 of Net Amount
age 55, standard		Amount at Risk per	at Risk per month
nonsmoker and female		month
insured age 50 preferred
nonsmoker, Policy Year 1
Policy Split Option	At the time the split	$200	$200
option is exercised

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted -	Amount Deducted - Current
Charge	Deducted	Guaranteed Charge	Charge
Estate Preservation Rider[3]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date thereafter
Minimum and Maximum		$0.013 to $20.18 per	$0.01254 to $15.15 per month per
Charge[6]		month per $1000 of net	$1000 of net amount of the
		amount of the increase in	increase in Death Benefit
		Death Benefit provided	provided by the rider
by the rider

Charge for a male insured		$0.017 per month per	$0.017 per month per $1000 of
age 55, standard		$1000 of net amount of	net amount of the increase in
nonsmoker and female		the increase in Death	Death Benefit provided by the
insured age 50 preferred		Benefit provided by the	rider
nonsmoker, Policy Year 1		rider
Term Rider[3]	On the Date of Issue
of the Policy and on
each Monthly Policy
Date thereafter
Minimum and Maximum		$0.088 to $8.24 per	$0.018 to $8.24 per month per
Charge[7]		month per $1000 of the	$1000 of the term insurance
		term insurance coverage	coverage provided by the rider
provided by the rider

Charge for a male insured		$0.87 per month per	$0.137 per month per $1000 of
age 55 standard		$1000 of net amount of	net amount of the term insurance
nonsmoker, Policy Year 1		the term insurance	coverage provided by the rider
coverage provided by the
rider

Guaranteed Death Benefit	On the Date of Issue	$0.01 per $1000 of Face	$0.01 per $1000 of Face Amount
	of the Policy and on	Amount per month	per month
each Monthly Policy
Date thereafter
Continuing Coverage Rider	On the Date of Issue	$3.50 per $1000 of Net	$2.50 per $1000 of Net Amount
	of the Policy and on	Amount at Risk per	at Risk per month
	each Monthly Policy	month
Date
Enhanced Death Benefit
Rider[8]		None	None

Automatic Increase Rider[8]	On the Date of Issue	None	None
of the Policy and on
each Monthly Policy
Date

Overloan Protection Rider	At the time of exercise	0%-5% of Accumulated	0%-5% of Accumulated Value
Value

1	Cost of insurance charges vary based on each Insured’s Issue Age, sex, Rate Class, the coverage’s Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or additional coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

2 The minimum guaranteed charge is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy
Year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy
Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and
Issue Age 21, male preferred smoker, in Policy Year 80.

3	The charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.
4	The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.
5	The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; the minimum current charge occurs for 2 non-smokers with issue ages under 10 in Policy Year 5; the maximum guaranteed charge occurs for most male/male combinations at the younger insured’s attained age 99; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 20, male, standard smoker and Issue Age 21, male preferred smoker, in Policy Year 80.
6	The minimum guaranteed and current charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the maximum guaranteed and current charge applies to two male nonsmoker Insureds, both issue age 90, in Policy Year 4.
7	The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.
8	There is no cost for the Enhanced Death Benefit Rider or the automatic increase rider. However, to the extent either rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the rider did not apply, and the cost of insurance charges will be commensurately higher.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2008. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that
are deducted from fund assets, including management fee,	0.10%	1.98%
distribution and/or service 12b-1 fees, and other expenses).

The annual expenses as of December 31, 2008 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. [1]
Fund	Management	12b-1	Other	Acquired	Gross	Waivers,	Net Total
	Fee	Fees[2]	Expenses	Fund Fees	Total	Reimburseme	Annual
					Annual	nts, and	Expenses[3]
					Expenses[3]	Recoupment
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.30%	0.00%	0.85%	0.00%	0.85%
Bond Fund	0.40%	0.00%	0.26%	0.00%	0.66%	0.00%	0.66%
Common Stock
Fund	0.50%	0.00%	0.21%	0.00%	0.71%[4]	0.00%	0.71%[4]
Mid Cap Growth
Fund	0.50%	0.00%	0.30%	0.00%	0.80%[4]	0.00%	0.80%[4]
Money Market
Fund	0.25%	0.00%	0.29%	0.00%	0.54%[5]	0.00%	0.54%[5]
Small Company
Fund	0.50%	0.00%	0.23%	0.00%	0.73%[4]	0.00%	0.73%[4]
AIM V.I.
Dynamics Fund -
Series I Shares	0.75%	0.00%	0.47%	0.00%	1.22%[6]	0.00%	1.22%[6]
Global Health Care
Fund- Series I	0.75%	0.00%	0.38%	0.01%[7]	1.14%[6]	0.01%	1.13%[6]

Shares
Technology Fund-
Series I Shares	0.75%	0.00%	0.41%	0.01%[7]	1.17%[6]	0.01%	1.16%[6]
Alger American
LargeCap Growth
Portfolio - Class O
Shares	0.71%	0.00%	0.12%	0.00%	0.83%	0.00%	0.83%
Capital
Appreciation
Portfolio - Class O
Shares	0.81%	0.00%	0.14%	0.00%	0.95%[8]	0.04%	0.91%[8]
SmallCap Growth
Portfolio - Class O
Shares	0.81%	0.00%	0.11%	0.00%	0.92%	0.00%	0.92%
AllianceBernstein VPS
International
Growth Portfolio -
Class A Shares[9]	0.75%	0.00%	0.35%	0.00%	1.10%	0.00%	1.10%
International Value
Portfolio - Class A
Shares	0.74%	0.00%	0.07%	0.00%	0.81%	0.00%	0.81%
Small/Mid Cap
Value Portfolio -
Class A Shares	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
Value Portfolio -
Class A Shares[9]	0.55%	0.00%	0.19%	0.00%	0.74%	0.00%	0.74%
American Century VP
Income & Growth
Fund - Class I	0.70%[10]	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Value Fund - Class
I	0.94%[10]	0.00%	0.01%	0.00%	0.95%	0.00%	0.95%
Ultra® Fund - Class
I	1.00%[10]	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
VistaSM Fund -
Class I	1.00%[10]	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
International Fund -
Class I	1.34%[10]	0.00%	0.01%	0.00%	1.35%	0.00%	1.35%
Inflation Protection
Fund - Class I	0.48%[10]	0.00%	0.01%	0.00%	0.49%	0.00%	0.49%
Dreyfus
VIF Appreciation
Portfolio - Initial
Shares	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
VIF Developing
Leaders Portfolio -
Initial Shares	0.75%	0.00%	0.08%	0.00%	0.83%[11]	0.13%	0.70%[11]
VIF Quality Bond
Portfolio - Initial
Shares	0.65%	0.00%	0.11%	0.00%	0.76%	0.00%	0.76%
Dreyfus Socially Responsible
Growth Fund - Initial Shares	0.75%	0.00%	0.10%	0.00%	0.85%	0.00%	0.85%
Fidelity® VIP
Contrafund®
Portfolio - Initial	0.56%	0.00%	0.10%	0.00%	0.66%[12]	0.00%	0.66%[12]

Class
Equity-Income
Portfolio - Initial
Class	0.46%	0.00%	0.11%	0.00%	0.57%[12]	0.00%	0.57%[12]
Growth Portfolio -
Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%[12]	0.00%	0.68%[12]
High Income
Portfolio - Initial
Class	0.57%	0.00%	0.14%	0.00%	0.71%	0.00%	0.71%
Index 500 Portfolio
- Initial Class	0.10%	0.00%	0.00%	0.00%	0.10%[13]	0.00%	0.10%[13]
Investment Grade
Bond Portfolio -
Initial Class	0.32%	0.00%	0.11%	0.00%	0.43%	0.00%	0.43%
Mid Cap Portfolio -
Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%[12]	0.00%	0.68%[12]
Overseas Portfolio -
Initial Class	0.71%	0.00%	0.16%	0.00%	0.87%[12]	0.00%	0.87%[12]
Value Strategies
Portfolio - Initial
Class	0.56%	0.00%	0.18%	0.00%	0.74%	0.00%	0.74%
Franklin Templeton
Mutual Global
Discovery
Securities - Class 1
Shares[14]	0.80%	0.00%	0.18%	0.00%	0.98%	0.00%	0.98%
Mutual Shares
Securities Fund -
Class 2 shares	0.60%	0.25%	0.13%	0.00%	0.98%	0.00%	0.98%
Small Cap Value
Securities Fund -
Class 2 shares	0.52%	0.25%	0.16%	0.01%	0.94%[15]	0.00%	0.94%[15]
Small-Mid Cap
Growth Securities
Fund - Class 2
shares	0.50%	0.25%	0.28%	0.02%	1.05%[15]	0.00%	1.05%[15]
Foreign Securities
Fund - Class 2
shares	0.64%	0.25%	0.15%	0.02%	1.06%[15]	0.00%	1.06%[15]
Global Real Estate
Fund - Class 2
shares	0.80%	0.25%	0.30%	0.00%	1.35%[16]	0.32%	1.03%[16]
U.S. Government -
Class 1 Shares	0.49%	0.00%	0.04%	0.00%	0.53%	0.00%	0.53%
JPMorgan Insurance Trust
International Equity
Portfolio - Class 1
Shares	0.60%	0.00%	0.36%17A	0.00%	0.96%[18]	0.00%	0.96%[18]
Small Cap Core
Portfolio - Class 1
Shares	0.65%	0.00%	0.37%17B	0.01%	1.03%[18]	0.00%	1.03%[18]
Neuberger Berman AMT
Partners Portfolio - I
Class	0.84%	0.00%	0.11%	0.00%	0.95%[20]	0.00%	0.95%[20]

Mid-Cap Growth
Portfolio - I Class	0.83%	0.00%	0.09%	0.00%	0.92%[20]	0.00%	0.92%[20]
Small-Cap Growth
Portfolio S Class
Shares	1.15%	0.25%	0.58%	0.00%	1.98%[21]	0.55%	1.43%[21]
Short Duration
Bond Portfolio - I
Class	0.65%	0.00%	0.09%	0.00%	0.74%[20]	0.00%	0.74%[20]
Socially Responsive
Portfolio - I Class	0.83%	0.00%	0.09%	0.00%	0.92%[20]	0.00%	0.92%[20]
DWS Variable Series II
DWS Dreman High
Return Equity VIP -
Class B shares	0.64%	0.25%	0.24%[22]	0.00%	1.13%[23]	0.02%	1.11%[23]
DWS Dreman
Small Mid Cap
Value VIP - Class B
shares	0.64%	0.25%	0.26%[22]	0.00%	1.15%	0.00%	1.15%
DWS Investments VIT Funds
Small Cap Index
Fund	0.35%	0.00%	0.19%[22]	0.00%	0.54%[24]	0.00%	0.54%[24]
Oppenheimer Variable Accounts Funds
Balanced Fund/VA
- Service Shares	0.73%	0.25%	0.03%[25]	0.00%	1.01%[26]	0.00%	1.01%[26]
Main Street Small
Cap Fund/VA® -
Service Shares	0.70%	0.25%	0.04%[25]	0.00%	0.99%	0.00%	0.99%
Strategic Bond
Fund/VA - Service
Shares	0.55%	0.25%	0.04%[25]	0.01%	0.85%[27]	0.00%	0.85%[27]
T. Rowe Price
Blue Chip Growth
Portfolio - Class II
shares	0.78%	0.25%	0.03%	0.04%	1.10%	0.00%	1.10%
Equity Income
Portfolio - Class II
shares	0.83%	0.25%	0.01%	0.01%	1.10%	0.00%	1.10%
Health Sciences
Portfolio - Class II
shares	0.00%	0.25%	0.44%	1.04%	1.73%	0.00%	1.73%
Personal Strategy
Balanced Portfolio
VIP I	0.61%	0.00%	0.08%	0.17%	0.86%	0.00%	0.86%
Wells Fargo Advantage VT
Discovery Fund	0.75%[28]	0.25%	0.27%[29]	0.01%	1.28%[30]	0.12%	1.16%[30]
Opportunity Fund	0.74%[28]	0.25%	0.22%[29]	0.02%	1.23%[30]	0.14%	1.09%[30]
Van Eck Worldwide Insurance Trust
Worldwide Bond -
Initial Class	1.00%	0.00%	0.17%	0.00%	1.17%[31]	0.00%	1.17%[31]
Worldwide
Emerging Markets -
Initial Class	1.00%	0.00%	0.29%	0.00%	1.29%[31]	0.00%	1.29%[31]
Worldwide Hard	0.88%	0.00%	0.11%	0.01%	1.00%[31]	0.00%	1.00%[31]

Assets - Initial Class Worldwide Real Estate - Initial Class

1.00% 0.00%

0.53%

0.00%

1.53%[31]

0.00%

1.53%[31]

1. The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.

2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

4. For the Common Stock, Mid Cap Growth and Small Company Funds, Management Fees and Total Annual Fund Operating Expenses based on the Funds’ 2008 fiscal year have been restated as if the advisory fee schedule effective November 19, 2008 had been in place on January 1, 2008.

5. Effective January 22, 2009, the Advisor has agreed to reimburse the advisory fees paid by the Sentinel Variable Products Money Market Fund to the extent necessary to prevent total expenses paid by the Fund from exceeding the gross income earned on the Fund’s investments. This reimbursement may be discontinued at any time.

7. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

7. Acquired Fund Fees are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

8. Effective December 1, 2006, through November 30, 2011, the Manager of Alger American Capital Appreciation Portfolio has contractually agreed to waive 0.035% of its Advisory Fees.

9. Fund Expenses are as of February 28, 2009.

10. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

11. Through May 1, 2010, The Dreyfus Corporation has undertaken that, if the aggregate expenses, exclusive of shareholder servicing fees, and Rule 12b-1 fees, but including the management fee, exceed 0.70% of the value of the Portfolio’s average daily net assets, the Portfolio may deduct some of the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.

12. A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® Overseas Portfolio pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.

13. Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

14. Effective May 1, 2009, the Franklin Templeton Mutual Discovery Securities Fund has changed its name to Franklin Templeton Mutual Global Discovery Securities Fund.

15. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

16. The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $382.6 million on December 31, 2008, it is estimated that the increase for the year ending April 30, 2010 will be 0.14%, which is a 0.09% increase in the management fee and a 0.05% increase in the administration fee, for net annual Fund operating expenses of 0.78%. In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.

17A.On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan International Equity Portfolio where the accounting survivor is the JPMorgan International Equity Portfolio. Because of the reorganization, “Other Expenses” have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year except that the expenses have been restated to reflect the Portfolio’s fund administration agreement.

17B.On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio. Because of the reorganization, “Other Expenses” have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year except that the expenses have been restated to reflect the Portfolio’s fund administration agreement.

18. J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the JPMorgan Insurance Trust International Equity Portfolio Class 1 Shares and JPMorgan Insurance Trust Small Cap Core Portfolio Class 1 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.03% of the average daily net assets through 4/30/10. Without the Acquired Fund Fees and Expenses, the Gross Total Annual Expenses of JPMorgan Insurance Trust Small Cap Core Portfolio Class 1 Shares would have been 1.02% of the average daily net assets.

19. Acquired Fund Fees are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/08. Acquired Fund Fees will vary with changes in the expenses of the Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.

20. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, inthe aggregate, 1% of average daily net asset value of the Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio and 1.30% of average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

21. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.4% of the average daily net asset value of the Small-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

22. Restated on an annual basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 10% administrative fee paid to the Advisor.

23. Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 1.11% for Class B Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

24. Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.51% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

25. Other Expenses include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ending December 31, 2008, the transfer agent fees did not exceed the expense limitation described above. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses less than 0.01% of average daily net assets.

26. Effective September 1, 2007, the Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the Fund will not exceed 0.92% of average annual net assets. After the waiver Gross Annual Operating Expenses were 0.98%. This voluntary waiver and/or reimbursement may be withdrawn at any time.

27. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC. After all of the above waivers and credits, the actual "Total Annual Operating Expenses" excluding acquired fund fees and expenses, as a percentage of average daily net assets were 0.82% for Service Shares.

28. The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Discovery and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

29. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.

30. The Wells Fargo Advantage Discovery Fund’s and the Wells Fargo Advantage Opportunity Fund’s adviser has committed through April 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio at 1.15% and 1.07%, respectively, and may include expenses of any money market or other fund held by the fund.

31. For the period May 1, 2008 through April 30, 2009, the Advisor contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes, extraordinary expenses, and acquired fund fees) to the extent Gross Total Annual Expenses exceed 1.10% for Worldwide Bond, 1.40% for Worldwide Emerging Markets, 1.20% for Worldwide Hard Assets, and 1.10% for Worldwide Real Estate.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

NATIONAL LIFE AND THE FIXED ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

The Fixed Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by Variable Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for 12 months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the Fixed Account. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1,000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

The Variable Account

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account’s assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Sentinel Variable Products Trust Money Market Fund in which a subaccount of our Variable Account invests (the “Money Market Subaccount”) may also become extremely low and possibly negative. There is no assurance that the Sentinel Variable Products Trust Money Market Fund will be able to maintain a stable net asset value per share.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Growth
Mid Cap Growth Fund	Equity	Sentinel Asset Management, Inc.	None
Money Market Fund	Money Market	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Investment-Grade
Bond Fund	Bond	Sentinel Asset Management, Inc.	None
Hybrid Equity and
Balanced Fund	Debt	Sentinel Asset Management, Inc.	None
AIM Variable Insurance Funds
Invesco Global
Asset
Management
(N.A.), Inc.;
Invesco
Institutional
(N.A.), Inc.;
Invesco Senior
Secured
Management,
Inc.; Invesco
Hong Kong
Limited; Invesco
Asset
Management
Limited; Invesco
Asset
Management
(Japan) Limited;
Invesco Asset
Management
Deutschland,
GmbH; Invesco
Australia
Limited; and
	Mid Cap Growth		Invesco Trimark
AIM V.I. Dynamics Fund - Series I Shares	Equity	Invesco Aim Advisors, Inc.*	Ltd.

Fund	Type of Fund	Investment Adviser	Subadviser
Invesco Global
Asset
Management
(N.A.), Inc.;
Invesco
Institutional
(N.A.), Inc.;
Invesco Senior
Secured
Management,
Inc.; Invesco
Hong Kong
Limited; Invesco
Asset
Management
Limited; Invesco
Asset
Management
(Japan) Limited;
Invesco Asset
Management
Deutschland,
GmbH; Invesco
Australia
Limited; and
AIM V.I. Global Health Care Fund - Series I			Invesco Trimark
Shares	Sector Equity	Invesco Aim Advisors, Inc.*	Ltd.
Invesco Global
Asset
Management
(N.A.), Inc.;
Invesco
Institutional
(N.A.), Inc.;
Invesco Senior
Secured
Management,
Inc.; Invesco
Hong Kong
Limited; Invesco
Asset
Management
Limited; Invesco
Asset
Management
(Japan) Limited;
Invesco Asset
Management
Deutschland,
GmbH; Invesco
Australia
Limited; and
Invesco Trimark
AIM V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Aim Advisors, Inc.*	Ltd.
The Alger American Fund:

Fund	Type of Fund	Investment Adviser	Subadviser
Capital Appreciation AllCap Portfolio - Class O
Shares	Growth Equity	Fred Alger Management, Inc.	None
LargeCap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
SmallCap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
Alliance Bernstein Variable Products Series Fund,
Inc.:
International Growth	International Equity	AllianceBernstein L.P.	None
International Value	International Equity	AllianceBernstein L.P.	None
Small Mid Value
Small/Mid Cap Value	Equity	AllianceBernstein L.P.	None
Value	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
American Century Investment
VP Income & Growth Portfolio	Large Value Equity	Management, Inc.	None
		American Century Investment	None
VP Inflation Protection Portfolio	Fixed Income	Management, Inc.
American Century Global Investment
VP International Portfolio	International Equity	Management, Inc.	None
American Century Investment
VP Ultra® Portfolio	Large Growth Equity	Management, Inc.	None
American Century Investment
VP Value Portfolio	Mid Cap Value Equity	Management, Inc.	None
	Mid Cap Growth	American Century Investment
VP VistaSM Portfolio	Equity	Management, Inc.	None
Dreyfus Variable Investment Fund
Fayez Sarofim &
Appreciation Portfolio	Large Blend	The Dreyfus Corporation	Co.
Developing Leaders Portfolio	Aggressive Growth	The Dreyfus Corporation	None
Investment Grade
Quality Bond Portfolio	Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Dreman Value
		Deutsche Investment Management	Management,
DWS Dreman High Return Equity VIP	Large Value	Americas, Inc.	LLC
Dreman Value
		Deutsche Investment Management	Management,
DWS Dreman Small Mid Cap Value VIP	Small Cap Value	Americas, Inc.	LLC
DWS Investments VIT Funds:
Northern Trust
		Deutsche Investment Management	Investments,
DWS Small Cap Index VIP	Small Index Equity	Americas, Inc.	Inc.
Fidelity® Variable Insurance Products Initial
Class:
Fidelity Management & Research
Contrafund® Portfolio	Large Growth Equity	Company	None
Fidelity Management & Research
Equity-Income Portfolio	Large Value Equity	Company	None
Fidelity Management & Research
Growth Portfolio	Large Growth Equity	Company	None
	Below Investment	Fidelity Management & Research
High Income Portfolio	Grade Bond	Company	None

Fund	Type of Fund		Investment Adviser	Subadviser
Geode Capital
			Fidelity Management & Research	Management,
Index 500 Portfolio	Index Equity		Company	LLC
	Investment Grade		Fidelity Management & Research
Investment Grade Bond Portfolio	Bond		Company	None
Fidelity Management & Research
Mid Cap Portfolio	Mid Cap Blend		Company	None
FMR U.K., FMR
Far East, and
Fidelity
International
Investment
Advisers;
Fidelity
			Fidelity Management & Research	Investments
Overseas Portfolio	International Equity		Company	Japan Limited
Fidelity Management & Research
Value Strategies Portfolio	Value Equity		Company	FMR Co., Inc.
Franklin Templeton Variable Insurance Products
Trust
Foreign Securities Fund	Foreign		Templeton Investment Counsel, LLC	None
Global Real Estate Fund	Sector Equity		Franklin Advisors, Inc.	None
Mutual Shares Securities Fund	Mid Cap Value		Franklin Mutual Advisors, LLC	None
Small Cap Value Securities Fund	Small Cap Value		Franklin Advisory Services, LLC	None
Small-Mid Cap
Small-Midcap Growth Securities Fund	Growth		Franklin Advisors, Inc.	None
Franklin U.S. Government Fund	Government Bond		Franklin Advisors, Inc.	None
Franklin
Templeton
Investment
Management
Mutual Global Discovery Securities Fund	Value Equity		Franklin Mutual Advisors, LLC	Limited
JPMorgan Insurance Trust:
J.P. Morgan Investment Management
International Equity Portfolio	International Equity		Inc.	None
	Small Cap Blend		J.P. Morgan Investment Management
Small Cap Core Portfolio	Equity		Inc.	None
Neuberger Berman Advisers Management Trust
Neuberger
Short Duration Bond Portfolio	Short-Term		Neuberger Berman Management, Inc.	Berman, LLC
	Mid-Cap Growth			Neuberger
Mid Cap Growth Portfolio	Equity		Neuberger Berman Management, Inc.	Berman, LLC
Neuberger
Partners Portfolio	Large Value		Neuberger Berman Management, Inc.	Berman, LLC
Neuberger
Small Cap Growth Portfolio	Small Cap Blend		Neuberger Berman Management, Inc.	Berman, LLC
Mid Large Value
	Equity	Socially		Neuberger
Socially Responsive Portfolio	Responsible		Neuberger Berman Management, Inc.	Berman, LLC
Oppenheimer Variable Account Funds
Hybrid Equity and
Balanced Fund/VA	Debt		Oppenheimer Funds, Inc.	None
Main Street Small Cap Fund/VA	Small Value Equity		Oppenheimer Funds, Inc.	None
Strategic Bond Fund/VA	Bond		Oppenheimer Funds, Inc.	None

Fund	Type of Fund	Investment Adviser	Subadviser
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck Worldwide Insurance Trust
Worldwide Bond Fund	Global Bond	Van Eck Associates Corporation	None
Worldwide Emerging Markets Fund	Foreign Equity	Van Eck Associates Corporation	None
Worldwide Hard Assets Fund	Global Sector Equity	Van Eck Associates Corporation	None
Worldwide Real Estate Fund	Global Real Estate	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Capital
	Mid Cap Growth		Management,
Wells Fargo VT Discovery Fund	Equity	Wells Fargo Funds Management, LLC	Incorporated
Wells Capital
Management,
Wells Fargo VT Opportunity Fund	Mid Cap Blend	Wells Fargo Funds Management, LLC	Incorporated

*It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund’s investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio (or its affiliates) in connection with administration or other services provided with respect to such portfolio and its availability under the policies, which may include answering questions about the portfolio, providing prospectus, shareholder reports and other portfolio documents, providing portfolios and the boards information about the policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2008, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $169.14 to $10.425.864 per adviser or an affiliate (this includes payments for services rendered in 2007 but not paid until 2008). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Portfolios Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the Funds’ prospectuses for more information. As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest

The portfolio may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Variable Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)	making changes in the form of the Variable Account, if in our judgment such changes would serve
	the	interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:
	(i)	operating the Variable Account as a management company under the 1940 Act;
	(ii)	deregistering the Variable Account under the 1940 Act if registration is no longer required;
	(iii)	combining or substituting Variable Accounts;
	(iv)	transferring the assets of the Variable Account to another Variable Account or to the Fixed Account;
	(v)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
	(vi)	making other technical changes in the Policy to conform with any action described herein;
2)	if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or
	marketing	conditions so warrant, substituting shares of another investment portfolio for shares of
	such	portfolio (the new portfolio may have higher fees and expenses than the ones they replaced);

3)	eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);
4)	transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and
5)	modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small number of Owners may control how we vote. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Variable Account

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2008.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the cost of insurance charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Statement of Net Investment Returns
				For the year ended December 31,
	Subaccount
	Effective	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
	Date

Sentinel VPT
Common
Stock Fund	05/04/98	-33.64%	9.22%	15.11%	6.68%	8.68%	30.26%	-18.07%	-8.92%	8.81%	2.04%	1.09%
Mid Cap									-
Growth Fund	05/04/98	-46.54%	20.92%	4.66%	2.84%	11.33%	40.59%	-24.77%	24.94%	-1.77%	37.57%	4.89%
Small
Company
Fund	05/04/98	-32.89%	7.63%	15.14%	7.24%	14.88%	38.20%	-14.69%	4.41%	37.22%	14.88%	-4.64%
Balanced
Fund	05/04/98	-24.63%	7.47%	10.49%	4.70%	6.48%	22.63%	-11.06%	-7.85%	7.78%	0.00%	3.27%
Bond Fund	05/04/98	2.48%	6.10%	2.77%	1.00%	3.71%	4.91%	8.12%	6.44%	8.61%	-4.17%	4.92%
Money
Market Fund	05/04/98	0.98%	3.84%	3.77%	1.93%	0.06%	-0.15%	0.43%	2.79%	5.17%	3.97%	2.55%

Alger American
LargeCap
Growth
Portfolio -
Class O									-
Shares	12/01/00	-46.63%	18.88%	4.21%	11.03%	4.56%	33.96%	-33.59%	12.60%	-0.49%	N/A	N/A
Capital
Appreciation
Portfolio -
Class O									-
Shares	12/01/00	-45.62%	32.34%	18.20%	13.43%	7.22%	33.52%	-34.50%	16.68%	-1.75%	N/A	N/A
SmallCap
Growth
Portfolio -
Class O									-
Shares	12/01/00	-47.08%	16.20%	18.95%	15.84%	15.53%	41.07%	-26.88%	30.14%	5.10%	N/A	N/A

American Century
VP
Income &										-
Growth Fund	05/04/98	-35.17%	-0.96%	16.04%	3.70%	11.98%	28.20%	-20.09%	-9.17%	11.41%	16.97%	8.23%
Value Fund	05/04/98	-27.43%	-5.98%	17.59%	4.10%	13.31%	27.81%	-13.40%	11.82%	17.09%	-1.73%	-6.84%
Ultra® Fund	05/01/04	-42.00%	19.94%	-4.14%	1.25%	7.58%	N/A	N/A	N/A	N/A	N/A	N/A
Vista Fund	05/01/04	-49.08%	38.53%	8.04%	7.17%	8.06%	N/A	N/A	N/A	N/A	N/A	N/A
International
Fund	05/01/04	-45.32%	17.00%	23.91%	12.24%	12.94%	N/A	N/A	N/A	N/A	N/A	N/A
Inflation
Protection
Fund	05/01/04	-2.16%	8.72%	0.99%	0.91%	5.30%	N/A	N/A	N/A	N/A	N/A	N/A

Dreyfus
VIF
Appreciation
Portfolio -
Initial Shares	05/01/04	-30.18%	6.18%	15.44%	3.45%	3.18%	N/A	N/A	N/A	N/A	N/A	N/A
VIF
Developing			-
Leaders	05/01/04	-38.15%	11.85%	2.84%	4.86%	8.95%	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
	Date
Portfolio -
Initial Shares
VIF Quality
Bond
Portfolio -
Initial Shares	05/01/04	-5.03%	2.62%	3.30%	1.56%	4.20%	N/A	N/A	N/A	N/A	N/A	N/A
Socially
Responsible									-
Growth Fund	12/01/00	-35.01%	6.82%	8.23%	2.69%	5.26%	24.88%	-29.58%	23.27%	-1.25%	N/A	N/A

Fidelity® VIP
Contrafund®
Portfolio -									-
Initial Class	05/04/98	-43.03%	16.54%	10.72%	15.89%	14.45%	27.32%	-10.16%	13.03%	-7.46%	23.15%	12.50%
Equity-
Income
Portfolio -
Initial Class	11/30/00	-43.17%	0.63%	19.12%	4.92%	10.53%	29.17%	-17.69%	-5.80%	3.32%	N/A	N/A
Growth
Portfolio -									-	-
Initial Class	05/04/98	-47.64%	25.83%	5.90%	4.85%	2.46%	31.66%	-30.73%	18.38%	11.77%	36.21%	19.38%
High Income
Portfolio -									-	-		-
Initial Class	05/04/98	-25.65%	1.87%	10.24%	1.78%	8.62%	26.13%	2.52%	12.52%	23.17%	7.19%	10.59%
Index 500
Portfolio -									-	-
Initial Class	05/04/98	-37.56%	4.50%	14.70%	3.89%	9.63%	27.26%	-22.94%	12.88%	10.11%	19.44%	9.70%
Investment
Grade Bond
Portfolio -
Initial Class	11/30/00	-4.11%	3.42%	3.42%	1.28%	3.52%	4.27%	9.36%	7.50%	1.03%	N/A	N/A
Overseas
Portfolio -									-
Initial Class	11/30/00	-44.31%	16.27%	17.03%	17.98%	12.62%	42.09%	-20.99%	21.87%	-0.64%	N/A	N/A
Mid Cap
Portfolio -
Initial Class	05/01/04	-39.98%	14.60%	11.69%	17.25%	22.69%	N/A	N/A	N/A	N/A	N/A	N/A
Value
Strategies
Portfolio -
Initial Class	12/01/08	19.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Mutual
Shares
Securities
Fund - Class
2 shares	05/01/04	-37.67%	2.56%	17.32%	9.57%	9.71%	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap
Value
Securities
Fund - Class
2 shares	05/01/04	-33.61%	-3.25%	15.94%	7.80%	20.08%	N/A	N/A	N/A	N/A	N/A	N/A
Small-Mid
Cap Growth
Securities
Fund - Class
2 shares	05/01/04	-43.01%	10.25%	7.72%	3.85%	9.54%	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
	Date
Foreign
Securities
Fund - Class
2 shares	05/01/04	-40.91%	14.43%	20.36%	9.19%	15.40%	N/A	N/A	N/A	N/A	N/A	N/A
Real Estate
Fund - Class			-
2 shares	05/01/04	-42.91%	21.57%	19.51%	12.46%	35.85%	N/A	N/A	N/A	N/A	N/A	N/A
Mutual
Discovery
Securities
Fund - Class
1 shares	12/01/08	3.07%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
US
Government
Fund - Class
1 shares	12/01/08	0.79%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

AIM V.I.
Dynamics
Fund - Series									-
I Shares	12/01/00	-48.54%	11.19%	15.08%	9.73%	12.33%	36.59%	-32.51%	31.75%	2.37%	N/A	N/A
Global
Health Care
Fund - Series									-
I Shares	12/01/00	-29.26%	10.86%	4.30%	7.18%	6.61%	26.64%	-25.13%	13.37%	3.94%	N/A	N/A
Technology
Fund - Series									-
I Shares	12/01/00	-45.00%	6.74%	9.50%	1.26%	3.70%	43.99%	-47.32%	46.31%	-4.82%	N/A	N/A

J.P. Morgan
International
Equity
Portfolio -
Series Trust									-	-
II	05/04/98	-41.88%	8.36%	20.95%	9.71%	17.31%	31.26%	-19.04%	19.86%	16.59%	35.44%	-9.91%
Small
Company
Portfolio -
Series Trust										-		-
II	05/04/98	-32.59%	-6.51%	13.98%	2.49%	26.04%	34.76%	-22.35%	-8.85%	12.11%	43.11%	17.05%

Neuberger Berman
AMT
Partners
Portfolio - I
Class	05/04/98	-52.82%	8.36%	11.24%	16.99%	17.91%	33.88%	-24.82%	-3.69%	-0.20%	6.41%	-7.54%
Mid-Cap
Growth
Portfolio - I
Class	05/01/04	-43.87%	21.44%	13.67%	12.73%	15.20%	N/A	N/A	N/A	N/A	N/A	N/A
Fasciano
Portfolio S
Class Shares	05/01/04	-40.01%	-0.38%	4.31%	1.98%	9.47%	N/A	N/A	N/A	N/A	N/A	N/A
Limited
Maturity
Bond
Portfolio - I
Class	05/01/04	-14.20%	3.84%	3.27%	0.54%	-0.27%	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
	Date
Socially
Responsive
Portfolio - I
Class	12/01/08	10.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

DWS Variable
Series II
DWS
Dreman
High Return
Equity VIP	05/01/04	-46.64%	-3.06%	17.16%	6.55%	12.36%	N/A	N/A	N/A	N/A	N/A	N/A
DWS
Dreman
Small Mid
Cap Value
VIP	05/01/04	-34.27%	1.75%	23.48%	8.80%	19.31%	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap
Index VIP	12/01/08	18.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Wells Fargo
Advantage VT
Discovery									-	-
Fund	05/04/98	-44.85%	21.23%	13.62%	8.62%	18.09%	33.02%	-38.10%	31.39%	15.60%	88.19%	15.22%
Opportunity
Fund	05/04/98	-40.63%	5.68%	11.22%	6.92%	17.17%	35.78%	-27.47%	-4.56%	5.65%	33.70%	-4.68%

T. Rowe Price
Blue Chip
Growth
Portfolio -
Class II
shares	05/01/04	-43.16%	11.49%	8.35%	4.70%	7.91%	N/A	N/A	N/A	N/A	N/A	N/A
Equity
Income
Portfolio -
Class II
shares	05/01/04	-36.83%	2.11%	17.59%	2.77%	12.15%	N/A	N/A	N/A	N/A	N/A	N/A
Health
Sciences
Portfolio -
Class II
shares	05/01/04	-29.81%	16.66%	7.47%	12.14%	3.65%	N/A	N/A	N/A	N/A	N/A	N/A
Personal
Strategy
Balanced
Portfolio -
Class I
shares	12/01/08	8.34%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

AllianceBernstein VPS
Value Fund -
Class A
shares	12/01/08	12.62%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small/Mid
Cap Value
Fund - Class

A shares	12/01/08	20.34%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
	Date
International
Value Fund -
Class A
shares	12/01/08	14.08%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International
Growth Fund
- Class A
shares	12/01/08	15.32%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer
Main Street
Small
Cap/VA -
Service
shares	12/01/08	20.21%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Balanced/VA
- Service
shares	12/01/08	8.14%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Strategic
Bond/VA -
Service
shares	12/01/08	4.61%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Van Eck Worldwide Insurance Trust
Worldwide
Emerging
Markets -
Initial Class	12/01/08	11.43%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Worldwide
Bond - Initial
Class	12/01/08	5.72%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Worldwide
Real Estate -
Initial Class	12/01/08	18.40%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Worldwide
Hard Assets -
Initial Class	12/01/08	11.21%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms. We no longer sell the Policy.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See “Federal Income Tax Considerations,” below).

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.” We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy’s Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, you have purchased the guaranteed death benefit rider and have paid the required premiums, or you have elected, met the conditions to exercise and exercised the overloan protection rider).

We will treat all of your payments made, while there is an outstanding Policy loan, as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below)

Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Please note, however, if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, making a change to your premium allocations on your own will be treated as a termination of your Policy’s participation in the Illuminations program. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. Your allocation percentages must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time. We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see “The Fixed Account - Transfers from Fixed Account,” above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the 12th transfer during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the 12 free transfers in any Policy Year:

  transfers resulting from Policy loans;
  transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features;
  transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights” below) and the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, you will be allowed to implement portfolio transfers. Please note, however, if you implement portfolio transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to

$25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

  requiring some form of personal identification prior to acting on instructions received by telephone providing written confirmation of the transaction, and
  making a tape recording of the instructions given by telephone.

Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolio). These risks include:

  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;
  an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and
  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolio, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

Additional Transfer Right for Connecticut and Maryland Residents. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

Optional “Illuminations” Investment Advisory Service

National Life makes available to all Owners, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”. Under this program, National Life has arranged for FundQuest, Incorporated (“FundQuest”), a registered investment adviser independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance.

Illuminations will be available under employer-sponsored qualified plans, where variable universal life is approved for use. This option will be available for all policies issued within the plans. The sponsors and fiduciaries of qualified plans are responsible to determine whether Illuminations is permissible under the legal requirements to which the plan is subject.

FundQuest will make changes to its portfolio allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semiannually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations. Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions. In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section entitled “Available Automated Portfolio Management Features”.

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the section entitled “Available Automated Fund Management Features” will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the Illuminations program.

Available Automated Portfolio Management Features

We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. If your Policy is in the Illuminations program, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy’s participation in the Illuminations program.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. While your Policy is in the Illuminations program, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program.

Accumulated Value

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

  the Net Premiums you pay;
  the investment performance of the portfolios you have chosen;
  the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account;
  transfers;
  Withdrawals;
  Loans;
  Loan interest charged;
  loan repayments and
  charges assessed on the Policy.

Determination of Number of Units for the Variable Account. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

     (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount’s unit value on that date; plus

(2) The value attributable to the Policy in the Fixed Account.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or additional coverage. additional coverage is provided by the additional protection benefit rider.

You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in “Change in Death Benefit Option,” below.

Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:

Attained Age of		Attained Age of
Younger Insured	Percentage	Younger Insured	Percentage
40 and under	250%	70	115%
45	215%	75-90	105%
50	185%	91	104%
55	150%	92	103%
60	130%	93	102%
65	120%	94+	101%

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. Assuming the specified percentage for a particular Policy for a particular Attained Age of the younger Insured is 250%, then, because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, an Accumulated Value of $90,000 for this Policy at this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds’ existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See “Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Additional Insurance. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request in good form. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds’ Attained

Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds’ insurability. The increase may be either an addition of Basic Coverage or additional coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and additional coverage, the Basic Coverage is assumed to have been added first.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and cost of insurance charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment’s Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

Decrease. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;
(b)	then, the next most recent increases, in inverse chronological order; and finally
(c)	the Initial Face Amount.

If an increase involved the simultaneous addition of Basic Coverage, additional coverage and Face Amount added through the operation of the automatic increase rider, a decrease in the Face Amount will reduce automatic increase first, the additional coverage second, and then the Basic Coverage.

Payment of Policy Benefits

You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

If you elect or your Beneficiary elects to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We fund the check writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. We may profit from amounts left in the interest bearing special account. Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account. There is no guaranteed interest rate paid on proceeds deposited into that account.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

Payment of Proceeds

We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., an automatic scheduled withdrawal from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment as of the Valuation Day we receive all required documents in good order. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

     (1) the disposal or valuation of a Subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2) the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

Transactions will not be processed on the following days: New Year’s Day,

Martin Luther King, Jr. Day,

Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day. Please remember that we must receive a transaction request before the close of regular trading on the New York Stock Exchange, which is usually 4:00 Eastern Time, to process the transaction on that Valuation Day. If we receive a transaction request after 4:00 p.m. Eastern Time, we will process the transaction request on the next Valuation Day.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the guaranteed death benefit rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the guaranteed death benefit rider will enter a lapse pending notification period. This means that the guaranteed death benefit rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

Currently, we are extending your policy’s loan privileges to allow loans in the first policy year. This is more favorable to you than what is guaranteed in the contracts. We may decide to discontinue this privilege in the future without notice. First year loans are subject to all the loan requirements and restrictions as stated above.

While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

Preferred Policy Loans. We make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations –Tax Treatment of Policy Benefits -Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone or by facsimile. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., an automatic scheduled withdrawal from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See “Federal Income Tax Considerations - Tax Treatment of Policy Benefits,” below.)

You may withdraw a portion of the Policy’s Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the guaranteed death benefit rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the guaranteed death benefit rider will enter a lapse pending notification period. This means that the guaranteed death benefit rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see “Charges and Deductions - Withdrawal Charge” below.

You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted. If your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 -$20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The Withdrawal Charge will be $25 and the amount we pay you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under “Ability to Adjust Face Amount - Decrease”, above.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone or by facsimile. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

In addition, an optional guaranteed death benefit rider is available. This rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date. You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised. (See “Optional Benefits,” below).

Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse as long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the guaranteed death benefit rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds’ insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the guaranteed death benefit rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

  the death benefits, cash and loan benefits provided by the Policy;
  the funding choices, including net premium allocations, dollar-cost averaging programs, automatic asset rebalancing programs, and Illuminations investment advisory service;
  the administration of various elective options under the Policy (including any riders); and
  the distribution of various reports to Owners.

Costs and Expenses we incur include:

· those associated with underwriting applications and changes in Face Amount and any riders;

  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
  sales and marketing expenses;
  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see “Differences in Charges for Policies Issued in New York”, below.

Premium Expense Charge

The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

Surrender Charge

We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

Since there is no Surrender Charge associated with additional coverage, taking a portion of the Policy’s Face Amount as additional coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)	the cost of insurance charge;
(b)	the variable account charge;
(c)	the Monthly Administrative Charge and
(d)	the cost of any additional benefits provided by rider.

The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment. If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Variable Account and the Fixed Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly cost of insurance charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy’s value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

If your Policy includes Basic Coverage, additional coverage and coverage added through the operation of the automatic increase rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, additional coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total cost of insurance charges you pay.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  each Insured’s Issue Age;
  each Insured’s sex;
  the substandard or uninsurable status of either Insured, if applicable;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or additional coverage (guaranteed rates are higher for additional coverage) and the 1980 Commissioners Standard Ordinary Mortality Table.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on:

  each Insured’s Issue Age;
  each Insured’s sex;
  each Insured’s Rate Class;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or additional coverage (however, current rates for additional coverage may be higher or lower than for Basic Coverage) and our expectation of future mortality experience.

We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and additional coverage, separate cost of insurance rates are applied to each type of coverage.

Rate Class. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

  preferred nonsmoker;
  nonsmoker;
  preferred smoker;
  smoker;
  substandard and
  uninsurable classes.

Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower cost of insurance rate than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

The uninsurable rate class is not available in New York.

Variable Account Charge. The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

For Policies with Basic Coverage less than $1,000,000	0.90%
For Policies with Basic Coverage from $1,000,000 to $2,999,999	0.80%
For Policies with Basic Coverage of $3 million or more	0.75%

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

For Policies with Basic Coverage of less than $1,000,000	0.35%
For Policies with Basic Coverage from $1,000,000 to $2,999,999	0.30%
For Policies with Basic Coverage of $3 million or more	0.25%

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

Monthly Administrative Charge. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider. The available riders are listed under “Optional Benefits,” below.

Withdrawal Charge

At the time of a Withdrawal, we may assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

Transfer Charge

Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under “The Fixed Account - Transfers out of the Fixed Account”, above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

  Policy loans;
  the exercise of the transfer rights as described under “Other Transfer Rights” above;
  the initial reallocation of account values from the Money Market Subaccount to other Subaccounts and any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the 12 free transfers in any Policy Year.

Projection Report Charge

We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

Other Charges

The Variable Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” in the “Summary of the Benefits and Risks of the Policy”, above. More detailed information is contained in the portfolio Prospectuses which accompany this prospectus.

We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

Differences in Charges for Policies Issued in New York

Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

1.	The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.
2.	The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy.

  Guaranteed Death Benefit
  Additional Protection Benefit Rider
  Policy Split Option
  Estate Preservation Rider
  Term Rider
  Continuing Coverage Rider

  Enhanced Death Benefit Rider
  Automatic Increase Rider
  Overloan Protection Rider

Any one of these riders may not be available in your states and the terms of the rider may vary by state. We describe certain of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.

Guaranteed Death Benefit

If you elect the guaranteed death benefit rider, we will guarantee that the Policy will not lapse, regardless of the Policy’s investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

To keep this rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The rider will be cancelled if a sufficient premium is not paid during that 61-day period. The rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the guaranteed death benefit rider will be stated in the Data section of the Policy.

The cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month. This rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the guaranteed death benefit rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the rider’s guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

If you wish to keep the rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

Additional Protection Benefit

The additional protection benefit rider may be used to provide a higher Face Amount by adding additional coverage to the Policy. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. additional coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

Adding to the Face Amount of the Policy through the additional protection benefit rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no surrender charge, and no per $1000 Monthly Administrative Charge associated with additional coverage. The cost of the rider is that a cost of insurance charge is included in the Monthly Deductions for the additional coverage - the guaranteed cost of insurance rate applicable to the additional coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the additional coverage than for the Basic Coverage.

Automatic Increase Rider

The automatic increase rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the automatic increase rider is 100% of the Face Amount of the Policy at issue.

Increases in Face Amount effected by means of the automatic increase rider will be similar to additional coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

The cost of the rider is that the cost of insurance charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this rider will be set forth in the rider.

An automatic increase rider terminates:

(a)	at your request;
(b)	when the younger insured reaches Attained Age 81;
(c)	when the maximum total increase is reached;
(d)	on the death of the first to die of the Insureds or
(e)	when a requested decrease in Face Amount becomes effective.

Termination of the rider does not cancel previously added increases.

This rider is available only at issue, only if the younger Insured’s Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise and exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix D for more information about the rider.

Availability. The rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered. This rider is available regardless of the other riders elected. Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

1.	The younger of the Insureds at issue has or would now have an Attained Age greater than or equal to 75; and
2.	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and

3.	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and
4.	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Variable Account will be transferred to the Fixed Account. No further transfers from the Fixed Account to the Variable Account may be made. No additional premiums may be paid into the policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The policy Death Benefit Options will be switched to Option A if Option B is in effect. No adjustments will be made to the policy Face Amount. No further change in Death Benefit Option will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in Sentinel Estate Provider, then Ultra or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the overloan protection rider is provided in the Statement of Additional Information.

Termination. This rider will terminate on the earliest of:

  the date that your Policy terminates or matures (depending on the state of issue);
  60 days following our mailing of notification that the conditions for exercising this rider have been met; or
  the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules.

     (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not available for sale outside of the U.S.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the younger Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured’s 100th year.

Policy Split Option. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

Other Tax Considerations. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits, from time to time. Although we cannot predict the outcome of any litigation with certainty, National Life believes that there are no pending or threatened lawsuits that have a materials adverse impact on it or the Variable Account.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, ESI serves as principal underwriter for the Policies. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their registered representatives. ESI is registered as a broker-dealer under the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

All life insurance policies sold starting January 1, 2009 are required by state insurance laws to use the 2001 CSO Mortality Table instead of the 1980 CSO Mortality Table as the basis for maximum mortality charges. In addition, all applicable factors used to comply with IRC 7702 will be expected to be revised based on the new 2001 CSO Mortality Table. Therefore, beginning January 1, 2009, Sentinel Estate Provider is no longer offered to new owners.

ESI’s registered representatives who sell the Policy are registered with the FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies. The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.

National Life general agents also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. In the case of a few retail broker-dealers, ESI has negotiated a higher dealer concession of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid. For Policy Year 11 and after, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum gross dealer concession will be 50% up to the target amount for the increase. A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated broker-dealers, who in turn provide such loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality. Any loans or forgiveness of outstanding loans based on sales of Policies are provided through the distribution firm’s registered broker-dealer.

From time to time we may offer specific sales incentives to selling broker-dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The DWS (with exception of the Small Cap Index Fund) ,Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Policies, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in distributing shares of these portfolios. In each case these payments amount to 0.25% of Separate Account assets invested in the particular portfolio.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during both Insured’s lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds’ lifetimes for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds’ death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to guarantee the payment of living and death benefits under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets. You should be aware that National Life’s principal investments are in fixed-income securities, including corporate bonds, mortgage-backed securities, and commercial real estate mortgages. National Life enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks inherent within general account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

GLOSSARY Accumulated Value	The sum of the Policy’s values in the Variable Account and the Fixed Account.

Additional Coverage	One of the two types of coverage of which the Face Amount is comprised, which is provided by the additional protection benefit rider; the other type of coverage is Basic Coverage.

Additional Protection	A benefit that may be included in the Policy at your option, which Benefit Rider provides additional coverage.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Basic Coverage	One of the two types of coverage of which the Face Amount is comprised; the other type is additional coverage, provided by the additional protection benefit rider.

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit on the death of the last to die of the two Insureds. You designate the Beneficiary in the application. If you subsequently change Beneficiaries, then the Beneficiary is as shown in the latest change filed with us. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the Fixed Account which secures the amount of any Policy loan.

Code Cumulative Guarantee Premium

The Internal Revenue Code of 1986, as amended.

The sum of the Monthly Guarantee Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Cumulative Minimum Monthly Premium

The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount

The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount. The Face Amount is the sum of the Basic Coverage, the additional coverage and any increases resulting from the automatic increase rider.

Fixed Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insureds Issue Age	The two persons upon whose lives the Policy is issued. The age of an Insured at his or her birthday nearest the Date of Issue. The Issue Ages of the two Insureds are stated in the Policy.

Joint Age

The age assigned to the Policy, based on characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

Minimum Basic Coverage Amount Minimum Initial Premium

The Minimum Basic Coverage Amount is $100,000.

The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium, or if the guaranteed death benefit rider applies to the Policy, the Monthly Guarantee Premium.

Minimum Monthly Premium

The monthly premium which, if paid, will guarantee that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

Monthly Administrative Charge	A charge included in the Monthly Deduction, which is intended to reimburse us for ordinary administrative expenses and distribution expenses.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Variable Account Charge, the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Guarantee Premium

The monthly premium level which will keep the guaranteed death benefit rider in force. If the guaranteed death benefit rider applies only until the younger Insured’s Attained Age 81, then the Monthly Guarantee Premium will be less than if you elect to have the guaranteed death benefit rider apply for the entire lifetimes of the two Insureds. If the guaranteed death benefit rider applies to a Policy, the Monthly Guarantee Premium will be stated in the Policy.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Expense Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium

The premium amount which you plan to pay at the frequency selected. You may request a reminder notice and may change the amount of the Planned Periodic Premium. You are not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Expense Charge

A charge deducted from each premium payment which has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

Rate Class	The classification of an Insured for cost of insurance purposes. The Rate Classes are: preferred nonsmoker; nonsmoker; preferred smoker; smoker; substandard and uninsurable.

Riders	Optional benefits that you may elect to add to the Policy at an additional cost.

Surrender Charge

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 10 Policy Years or 10 years following an increase in Basic Coverage. The Surrender Charge is shown in the Policy and is discussed in Appendix B to this Prospectus.

Target Premium	The premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value; under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The Death Benefit Option is selected at time of application but may be later changed.

Valuation Day

Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non- Valuation Day or consecutive non-Valuation Days immediately preceding it.

Variable Account Withdrawal

National Variable Life Insurance Account.

A payment made at your request pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

Appendix A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 8%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 in the Standard Nonsmoker Rate Class and a female age 50 in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the policy, the monthly cost of insurance charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Subaccount Charge, is 0.93%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

These other asset charges reflect an investment advisory fee of 0.68%, which represents a simple average of the fees incurred by the Portfolios, during 2008, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2008, and expenses of 0.19%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2008. This total is based on the assumption that you allocate the Policy equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no riders have been purchased.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Illustrated values may vary based on Policy variations required by individual states.

Upon request, we will provide a comparable illustration based upon the proposed Insureds’ Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested and state of issue.

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

     (NET ANNUAL RATE OF RETURN -1.73% IN THE FIRST 10 YEARS AND -1.23% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.83% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,944	0	1,000,000	7,626	0	1,000,000
2	21,525	15,938	5,938	1,000,000	15,004	5,004	1,000,000
3	33,101	23,958	13,958	1,000,000	22,117	12,117	1,000,000
4	45,256	31,977	21,977	1,000,000	28,940	18,940	1,000,000
5	58,019	39,966	29,966	1,000,000	36,094	26,094	1,000,000

6	71,420	47,887	39,720	1,000,000	43,110	34,943	1,000,000
7	85,491	55,703	49,536	1,000,000	49,985	43,818	1,000,000
8	100,266	63,371	59,204	1,000,000	56,715	52,548	1,000,000
9	115,779	70,843	68,676	1,000,000	63,295	61,128	1,000,000
10	132,068	78,061	77,894	1,000,000	69,718	69,551	1,000,000

11	149,171	84,957	84,957	1,000,000	77,691	77,691	1,000,000
12	167,130	91,448	91,448	1,000,000	85,496	85,496	1,000,000
13	185,986	97,427	97,427	1,000,000	93,120	93,120	1,000,000
14	205,786	102,759	102,759	1,000,000	100,533	100,533	1,000,000
15	226,575	107,292	107,292	1,000,000	107,724	107,724	1,000,000

16	248,404	110,856	110,856	1,000,000	114,666	114,666	1,000,000
17	271,324	113,260	113,260	1,000,000	121,331	121,331	1,000,000
18	295,390	114,297	114,297	1,000,000	127,687	127,687	1,000,000
19	320,660	113,742	113,742	1,000,000	133,694	133,694	1,000,000
20	347,193	111,318	111,318	1,000,000	139,307	139,307	1,000,000

25	501,135	55,524	55,524	1,000,000	158,950	158,950	1,000,000

30	697,608	0	0	0	150,549	150,549	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the variable account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

     (NET ANNUAL RATE OF RETURN 4.17% IN THE FIRST 10 YEARS AND 4.70% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 4.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,944	0	1,000,000	8,116	0	1,000,000
2	21,525	15,938	5,938	1,000,000	16,452	6,452	1,000,000
3	33,101	23,958	13,958	1,000,000	24,993	14,993	1,000,000
4	45,256	31,977	21,977	1,000,000	33,719	23,719	1,000,000
5	58,019	39,966	29,966	1,000,000	43,270	33,270	1,000,000

6	71,420	47,887	39,720	1,000,000	53,206	45,039	1,000,000
7	85,491	55,703	49,536	1,000,000	63,536	57,369	1,000,000
8	100,266	63,371	59,204	1,000,000	74,269	70,102	1,000,000
9	115,779	70,843	68,676	1,000,000	85,418	83,251	1,000,000
10	132,068	78,061	77,894	1,000,000	96,989	96,822	1,000,000

11	149,171	84,957	84,957	1,000,000	110,922	110,922	1,000,000
12	167,130	91,448	91,448	1,000,000	125,442	125,442	1,000,000
13	185,986	97,427	97,427	1,000,000	140,562	140,562	1,000,000
14	205,786	102,759	102,759	1,000,000	156,283	156,283	1,000,000
15	226,575	107,292	107,292	1,000,000	172,621	172,621	1,000,000

16	248,404	110,856	110,856	1,000,000	189,582	189,582	1,000,000
17	271,324	113,260	113,260	1,000,000	207,171	207,171	1,000,000
18	295,390	114,297	114,297	1,000,000	225,390	225,390	1,000,000
19	320,660	113,742	113,742	1,000,000	244,238	244,238	1,000,000
20	347,193	111,318	111,318	1,000,000	263,712	263,712	1,000,000

25	501,135	55,524	55,524	1,000,000	369,816	369,816	1,000,000

30	697,608	0	0	0	485,121	485,121	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the variable account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION A, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

     (NET ANNUAL RATE OF RETURN 6.13% IN THE FIRST 10 YEARS AND 6.67% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 6.02% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,944	0	1,000,000	8,280	0	1,000,000
2	21,525	15,938	5,938	1,000,000	16,948	6,948	1,000,000
3	33,101	23,958	13,958	1,000,000	26,003	16,003	1,000,000
4	45,256	31,977	21,977	1,000,000	35,443	25,443	1,000,000
5	58,019	39,966	29,966	1,000,000	45,927	35,927	1,000,000

6	71,420	47,887	39,720	1,000,000	57,040	48,873	1,000,000
7	85,491	55,703	49,536	1,000,000	68,815	62,648	1,000,000
8	100,266	63,371	59,204	1,000,000	81,286	77,119	1,000,000
9	115,779	70,843	68,676	1,000,000	94,490	92,323	1,000,000
10	132,068	78,061	77,894	1,000,000	108,461	108,294	1,000,000

11	149,171	84,957	84,957	1,000,000	125,258	125,258	1,000,000
12	167,130	91,448	91,448	1,000,000	143,110	143,110	1,000,000
13	185,986	97,427	97,427	1,000,000	162,075	162,075	1,000,000
14	205,786	102,759	102,759	1,000,000	182,199	182,199	1,000,000
15	226,575	107,292	107,292	1,000,000	203,551	203,551	1,000,000

16	248,404	110,856	110,856	1,000,000	226,193	226,193	1,000,000
17	271,324	113,260	113,260	1,000,000	250,189	250,189	1,000,000
18	295,390	114,297	114,297	1,000,000	275,610	275,610	1,000,000
19	320,660	113,742	113,742	1,000,000	302,528	302,528	1,000,000
20	347,193	111,318	111,318	1,000,000	331,020	331,020	1,000,000

25	501,135	55,524	55,524	1,000,000	500,060	500,060	1,000,000

30	697,608	0	0	0	723,522	723,522	1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the variable account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

     (NET ANNUAL RATE OF RETURN -1.73% IN THE FIRST 10 YEARS AND -1.23% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND -1.83% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,944	0	1,007,944	7,625	0	1,007,625
2	21,525	15,934	5,934	1,015,934	15,001	5,001	1,015,001
3	33,101	23,947	13,947	1,023,947	22,107	12,107	1,022,107
4	45,256	31,950	21,950	1,031,950	28,915	18,915	1,028,915
5	58,019	39,909	29,909	1,039,909	36,069	26,069	1,036,069

6	71,420	47,783	39,616	1,047,783	43,083	34,916	1,043,083
7	85,491	55,526	49,359	1,055,526	49,956	43,789	1,049,956
8	100,266	63,087	58,920	1,063,087	56,680	52,513	1,056,680
9	115,779	70,409	68,242	1,070,409	63,253	61,086	1,063,253
10	132,068	77,423	77,256	1,077,423	69,664	69,497	1,069,664

11	149,171	84,048	84,048	1,084,048	77,618	77,618	1,077,618
12	167,130	90,182	90,182	1,090,182	85,396	85,396	1,085,396
13	185,986	95,701	95,701	1,095,701	92,981	92,981	1,092,981
14	205,786	100,444	100,444	1,100,444	100,339	100,339	1,100,339
15	226,575	104,235	104,235	1,104,235	107,455	107,455	1,107,455

16	248,404	106,875	106,875	1,106,875	114,296	114,296	1,114,296
17	271,324	108,147	108,147	1,108,147	120,828	120,828	1,120,828
18	295,390	107,818	107,818	1,107,818	127,010	127,010	1,127,010
19	320,660	105,647	105,647	1,105,647	132,793	132,793	1,132,793
20	347,193	101,345	101,345	1,101,345	138,121	138,121	1,138,121

25	501,135	33,172	33,172	1,033,172	154,817	154,817	1,154,817

30	697,608	0	0	0	138,311	138,311	1,138,311

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the variable account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

     (NET ANNUAL RATE OF RETURN 4.17% IN THE FIRST 10 YEARS AND 4.70% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 4.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,944	0	1,007,944	8,116	0	1,008,116
2	21,525	15,934	5,934	1,015,934	16,449	6,449	1,016,449
3	33,101	23,947	13,947	1,023,947	24,981	14,981	1,024,981
4	45,256	31,950	21,950	1,031,950	33,690	23,690	1,033,690
5	58,019	39,909	29,909	1,039,909	43,239	33,239	1,043,239

6	71,420	47,783	39,616	1,047,783	53,171	45,004	1,053,171
7	85,491	55,526	49,359	1,055,526	63,495	57,328	1,063,495
8	100,266	63,087	58,920	1,063,087	74,220	70,053	1,074,220
9	115,779	70,409	68,242	1,070,409	85,356	83,189	1,085,356
10	132,068	77,423	77,256	1,077,423	96,906	96,739	1,096,906

11	149,171	84,048	84,048	1,084,048	110,807	110,807	1,110,807
12	167,130	90,182	90,182	1,090,182	125,280	125,280	1,125,280
13	185,986	95,701	95,701	1,095,701	140,333	140,333	1,140,333
14	205,786	100,444	100,444	1,100,444	155,955	155,955	1,155,955
15	226,575	104,235	104,235	1,104,235	172,154	172,154	1,172,154

16	248,404	106,875	106,875	1,106,875	188,922	188,922	1,188,922
17	271,324	108,147	108,147	1,108,147	206,244	206,244	1,206,244
18	295,390	107,818	107,818	1,107,818	224,103	224,103	1,224,103
19	320,660	105,647	105,647	1,105,647	242,467	242,467	1,242,467
20	347,193	101,345	101,345	1,101,345	261,298	261,298	1,261,298

25	501,135	33,172	33,172	1,033,172	359,655	359,655	1,359,655

30	697,608	0	0	0	446,740	446,740	1,446,740

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the variable account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT

MALE INSURED ISSUE AGE 55, STANDARD NONSMOKER FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER DEATH BENEFIT OPTION B, ANNUAL PREMIUM $10,000

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

     (NET ANNUAL RATE OF RETURN 6.13% IN THE FIRST 10 YEARS AND 6.67% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, AND 6.02% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS.)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	10,500	7,944	0	1,007,944	8,279	0	1,008,279
2	21,525	15,934	5,934	1,015,934	16,944	6,944	1,016,944
3	33,101	23,947	13,947	1,023,947	25,991	15,991	1,025,991
4	45,256	31,950	21,950	1,031,950	35,412	25,412	1,035,412
5	58,019	39,909	29,909	1,039,909	45,893	35,893	1,045,893

6	71,420	47,783	39,616	1,047,783	57,001	48,834	1,057,001
7	85,491	55,526	49,359	1,055,526	68,770	62,603	1,068,770
8	100,266	63,087	58,920	1,063,087	81,230	77,063	1,081,230
9	115,779	70,409	68,242	1,070,409	94,418	92,251	1,094,418
10	132,068	77,423	77,256	1,077,423	108,365	108,198	1,108,365

11	149,171	84,048	84,048	1,084,048	125,125	125,125	1,125,125
12	167,130	90,182	90,182	1,090,182	142,921	142,921	1,142,921
13	185,986	95,701	95,701	1,095,701	161,804	161,804	1,161,804
14	205,786	100,444	100,444	1,100,444	181,807	181,807	1,181,807
15	226,575	104,235	104,235	1,104,235	202,988	202,988	1,202,988

16	248,404	106,875	106,875	1,106,875	225,386	225,386	1,225,386
17	271,324	108,147	108,147	1,108,147	249,045	249,045	1,249,045
18	295,390	107,818	107,818	1,107,818	274,003	274,003	1,274,003
19	320,660	105,647	105,647	1,105,647	300,289	300,289	1,300,289
20	347,193	101,345	101,345	1,101,345	327,929	327,929	1,327,929

25	501,135	33,172	33,172	1,033,172	486,127	486,127	1,486,127

30	697,608	0	0	0	666,399	666,399	1,666,399

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the variable account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix B: Joint Age Calculation

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step 1: Sex Adjustment
Make the following adjustment to each insured’s age based on sex:
Male:	Subtract 0
Female:	Subtract 5

Step 2: Tobacco Adjustment

Take the results from Step 1 and make the following adjustment to each insured’s age based on tobacco use:

Male Tobacco: Female Tobacco:	Add 3 Add 2

Step 3: Substandard Rating Adjustment:

Take the results from Step 2 and make the following adjustment to each insured’s age based on substandard rating table:
Table A (125%)	Add 2	Table F (250%)	Add 12
Table B (150%)	Add 4	Table H (300%)	Add 14
Table C (175%)	Add 6	Table J (350%)	Add 15
Table D (200%)	Add 8	Table L (400%)	Add 16
Table E (225%)	Add 10	Table P (500%)	Add 19

If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4: Uninsurables:

An adjusted age of 100 will be used for all uninsurables.

Step 5: Age Add-on:

Take the difference of the adjusted ages and determine the add-on from the following table:

0	0
1-2	1
3-4	2
5-6	3
7-9	4
10-12	5
13-15	6
16-18	7
19-23	8
24-28	9
29-34	10
35-39	11
40-44	12
45-47	13
48-50	14
51-53	15
54-56	16
57-60	17
61-64	18
65-69	19
70-75	20
76-85	21

Step 6: Joint Age:

Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

B-1

Target Premiums and Surrender Charges (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

		Initial	Level			Initial	Level
	Target	Surrender	Period		Target	Surrender	Period
Joint Age	Premium Charge		(years)	Joint Age	Premium Charge		(years)
15 or less	2.40	2.40	5	53	11.70	11.70	5
16	2.50	2.50	5	54	12.90	12.90	5
17	2.60	2.60	5	55	14.05	14.05	5
18	2.65	2.65	5	56	15.25	15.25	5
19	2.75	2.75	5	57	16.45	16.45	5
20	2.80	2.80	5	58	17.65	17.65	5
21	2.90	2.90	5	59	18.80	18.80	5
22	3.00	3.00	5	60	20.00	20.00	5
23	3.10	3.10	5	61	20.75	20.75	5
24	3.20	3.20	5	62	21.50	21.50	5
25	3.30	3.30	5	63	22.70	22.70	5
26	3.35	3.35	5	64	23.90	23.90	5
27	3.45	3.45	5	65	25.05	25.05	5
28	3.60	3.60	5	66	26.25	26.25	5
29	3.70	3.70	5	67	27.45	27.45	5
30	3.80	3.80	5	68	28.65	28.65	5
31	3.90	3.90	5	69	29.80	29.80	5
32	4.00	4.00	5	70	31.00	31.00	5
33	4.15	4.15	5	71	31.75	31.75	5
34	4.30	4.30	5	72	32.50	32.50	5
35	4.50	4.50	5	73	33.45	33.45	5
36	4.70	4.70	5	74	34.40	34.40	5
37	4.85	4.85	5	75	35.30	35.30	5
38	5.05	5.05	5	76	36.25	36.25	5
39	5.30	5.30	5	77	37.20	37.20	5
40	5.50	5.50	5	78	38.15	38.15	4
41	5.65	5.65	5	79	39.05	39.05	4
42	5.80	5.80	5	80	40.00	40.00	3
43	6.35	6.35	5	81	40.00	41.00	3
44	6.85	6.85	5	82	40.00	42.00	3
45	7.40	7.40	5	83	40.00	43.00	2
46	7.90	7.90	5	84	40.00	44.00	2
47	8.45	8.45	5	85	40.00	45.00	1
48	8.95	8.95	5	86	40.00	46.00	1
49	9.50	9.50	5	87	40.00	47.00	1
50	10.00	10.00	5	88	40.00	48.00	1
51	10.25	10.25	5	89	40.00	49.00	0
52	10.50	10.50	5	90	40.00	50.00	0

B-2

Appendix C: New York Surrender Charge Information

Sentinel Estate Provider – New York Target Premiums and Surrender Charges (Annual rates per $1,000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.

		Initial	Level			Initial	Level
	Target	Surrender Period			Target	Surrender Period
Joint Age Premium		Charge	(years)	Joint Age Premium		Charge	(years)

Up to 15	2.40	2.40	5	53	11.70	11.70	5
16	2.50	2.50	5	54	12.90	12.90	5
17	2.60	2.60	5	55	14.05	14.05	5
18	2.65	2.65	5	56	15.25	15.25	4
19	2.75	2.75	5	57	16.45	16.31	4
20	2.80	2.80	5	58	17.65	16.99	4
21	2.90	2.90	5	59	18.80	17.36	4
22	3.00	3.00	5	60	20.00	18.59	3
23	3.10	3.10	5	61	20.75	19.50	3
24	3.20	3.20	5	62	21.50	19.99	3
25	3.30	3.30	5	63	22.70	21.06	3
26	3.35	3.35	5	64	23.90	21.63	3
27	3.45	3.45	5	65	25.05	22.89	3
28	3.60	3.60	5	66	26.25	23.53	3
29	3.70	3.70	5	67	27.45	24.96	3
30	3.80	3.80	5	68	28.65	25.66	3
31	3.90	3.90	5	69	29.80	27.25	3
32	4.00	4.00	5	70	31.00	28.04	3
33	4.15	4.15	5	71	31.75	28.84	3
34	4.30	4.30	5	72	32.50	29.66	3
35	4.50	4.50	5	73	33.45	31.60	3
36	4.70	4.70	5	74	34.40	32.54	3
37	4.85	4.85	5	75	35.30	33.50	3
38	5.05	5.05	5	76	36.25	34.49	3
39	5.30	5.30	5	77	37.20	36.80	3
40	5.50	5.50	5	78	38.15	37.94	3
41	5.65	5.65	5	79	39.05	39.13	3
42	5.80	5.80	5	80	40.00	40.37	3
43	6.35	6.35	5	81	40.00	41.00	3
44	6.85	6.85	5	82	40.00	42.00	3
45	7.40	7.40	5	83	40.00	43.00	3
46	7.90	7.90	5	84	40.00	44.00	3
47	8.45	8.45	5	85	40.00	45.00	3
48	8.95	8.95	5	86	40.00	46.00	2
49	9.50	9.50	5	87	40.00	47.00	2
50	10.00	10.00	5	88	40.00	48.00	2
51	10.25	10.25	5	89	40.00	49.00	2
52	10.50	10.50	5	90	40.00	50.00	2

C-1

		Appendix D: Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit		20 Year Projection after OPR Exercise
Form 7206(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year	End of
					End of Year	Cash	Year
Policy Values before OPR			Attained	End of	Outstanding	Surrender	Death
exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,279	101,230	1,049	107,393
Face Amount	$ 75,000	2	76	108,426	107,304	1,122	113,847
Accumulated Value	$ 100,000	3	77	114,943	113,742	1,201	120,690
GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944
Death Benefit	$ 105,000	5	79	129,175	127,801	1,375	135,634
Outstanding Loan	$ 95,500	6	80	136,939	135,469	1,471	143,786
		7	81	145,170	143,597	1,574	152,429
Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591
Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304
		10	84	172,954	171,026	1,928	181,601
Policy Values after OPR
exercise:		11	85	183,350	181,288	2,063	192,518
Face Amount	$ 75,000	12	86	194,372	192,165	2,207	204,091
Accumulated Value	$ 96,480	13	87	206,056	203,695	2,362	216,359
GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365
Death Benefit	$ 101,304	15	89	231,575	228,871	2,704	243,154
Outstanding Loan	$ 95,500	16	90	245,497	242,604	2,893	257,772
		17	91	260,255	257,160	3,096	273,268
		18	92	275,902	272,589	3,312	289,697
		19	93	292,489	288,945	3,544	307,113
		20	94	310,074	306,281	3,792	325,577

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit				20 Year Projection after OPR Exercise
Form 7207(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year
					End of Year	Cash	End of
Policy Values before			Attained	End of	Outstanding	Surrender	Year Death
OPR exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$ 75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$ 100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$ 105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$ 95,500	6	80	137,705	135,469	2,236	144,590

D-1

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit				20 Year Projection after OPR Exercise
Form 7207(0395)		Crediting rate on unloaned AV			7%
		Variable Loan Rate			6%

						End of Year
					End of Year	Cash	End of
Policy Values before			Attained	End of	Outstanding	Surrender	Year Death
OPR exercise:		Year	Age	Year AV	Loan	Value	Benefit
		7	81	145,989	143,597	2,393	153,289
Exercise Charge
Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after
OPR exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$ 75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$ 96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$ 101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$ 95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

D-2

Appendix E: Statement of Additional Information
Table of Contents
Page

National Life Insurance Company	1
National Variable Life Insurance Account	1
The Portfolios	1
Premiums	1
Distribution of the Policies	1

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE PORTFOLIOS’ INVESTMENT

ADVISORS OR DISTRIBUTORS	2
Terms of Underlying Fund Participation Agreements	3
Underwriting Procedures	3
Increases in Face Amount	4
Other Policy Provisions	5
Indefinite Policy Duration	5
The Policy	5
Ownership	5
Beneficiary	5
Change of Owner and Beneficiary	5
Split Dollar Arrangements	5
Assignments	6
Dividends	6
Correspondence	6
Settlement Options	6
Optional Benefits	7
Policy Split Option	7
Estate Preservation	8
Term	8
Continuing Coverage	8
Enhanced Death Benefit	9
Overloan Protection	9
Automated Fund Transfer Feature	9
Policy Reports	10
Records	11
Legal Matters	11
Experts	11
Financial Statements	11

E-1

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life’s website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act of 1940 Registration File No. 811-9044

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY NATIONAL LIFE INSURANCE COMPANY National Life Drive Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2009 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at www.nationallife.com, or by accessing the SEC’s website at www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2009

TABLE OF CONTENTS

National Life Insurance Company	1
National Variable Life Insurance Account	1
The Portfolios	1
Premiums	2
Distribution Of The Policies	2
Terms Of Underlying Fund Participation Agreements	3
Underwriting Procedures	4
Increases In Face Amount	5
Other Policy Provisions	5
Indefinite Policy Duration	5
The Policy	5
Ownership	5
Beneficiary	5
Change Of Owner And Beneficiary	6
Split Dollar Arrangements	6
Assignments	6
Dividends	6
Correspondence	7
Settlement Options	7
Optional Benefits	7
Policy Split Option	7
Estate Preservation	8
Term	9
Continuing Coverage	9
Enhanced Death Benefit	9
Overloan Protection	9
Automated Fund Transfer Features	10
Policy Reports	11
Records 11
Legal Matters	11
Experts 11
Financial Statements	12

i

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy. National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial. Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of September 30, 2008, National Life’s total adjusted capital of $974.8 million exceeded the authorized control level set forth in the keep well agreement. The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceeding under state or federal law. In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement. If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Variable Account”) was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.

National Life acts as custodian for the National Variable Life Insurance Account. Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

1

PREMIUMS

Credit to Home Office Employees. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

Effective January 1, 2009 Sentinel Estate Provider was no longer offered for sale to new owners.

We pay commissions to ESI for sales of the Policies. In addition, to promote sales of the Policies and consistent with NASD Conduct Rules, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

			Aggregate Amount of Commissions Retained by ESI
	Aggregate Amount of		After Payments to its Registered Persons and Other
Fiscal Year	Commissions Paid to ESI*		Broker-Dealers
2006	$521,027	$0
2007	$322,560	$0
2008	$470,589	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE PORTFOLIOS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which a Fund’s advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest in the Fund on behalf of the Variable Account and our other separate accounts. This fee is for administration and other services we provide. The amount of this compensation with respect to the Policy during 2008, which is based upon the indicated percentages of assets of each Fund, attributable to the Policy, is shown below:

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		Revenues Received by National
Portfolios of the	% of Assets	Life During 2008*
AIM Variable Insurance Funds Series I Shares	0.25%	$ 896.97
Alger American Fund	0.10%	$ 546.14
American Century Variable Portfolios, Inc.	0.25%[1]	$ 5,865.74
Dreyfus Variable Investment Fund and
Dreyfus Socially Responsible Growth Fund, Inc.	0.20%	$ 74.09
DWS Variable Series II	0.40%[3]	$ 2,559.58
Fidelity® Variable Insurance Products	0.10%[2]	$ 1,852.55
Franklin Templeton Variable Insurance Products Trust	0.35%[3]	$ 169.14
J.P. Morgan Series Trust II	0.20%	$ 1,110.77
Neuberger Berman Advisers Management Trust	0.15%[4]	$ 1,822.24
T. Rowe Price Equity Series, Inc.	0.25%[5]	$ 1,420.00
Wells Fargo Variable Trust	0.25%[3]	$ 2,815.67

*Note: Revenues received by National Life during 2008 includes revenues received for services rendered in 2007. 10.10% on the VP Inflation Protection Portfolio.

20.05% with respect to the Index 500 Portfolio.

3Includes 0.25% payable under the Fund’s 12b-1 Plan.

4The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI. 5The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

In addition, ESI has entered into agreements pursuant to which a Fund’s distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts. That fee is for other services ESI provides.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify

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any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

  preferred nonsmoker;
  nonsmoker;
  preferred smoker;
  smoker;
  substandard and uninsurable.

The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  each Insured’s Issue Age;
  each Insured’s sex;
  the substandard or uninsurable status of either Insured, if applicable;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage) and the 1980 Commissioners Standard Ordinary Mortality Table.

The actual cost of insurance rates used ("current rates") will depend on:

  each Insured’s sex;
  each Insured’s Rate Class;
  each Insured’s Issue Age;
  the coverage’s Duration;
  whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage) and our expectation of future mortality experience.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully

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underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured’s Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured’s Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured’s Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured’s Attained Age 100. The tax treatment of a Policy’s Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

The Policy

The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Ownership

The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy’s rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

Beneficiary

You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

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Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee’s interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

Suicide

If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

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Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last to die of the two insureds are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

OPTIONAL BENEFITS

The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

Policy Split Option

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If you elect the policy split option rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

The two new policies will have an issue date of the date of the split, and will be based on the Insureds’ ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

There is no cost for the policy split option rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the policy split option.

The tax consequences associated with the policy split option are unclear. See "Tax Treatment of Policy Benefits,” in the prospectus.

Estate Preservation

The estate preservation rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

The cost of the estate preservation rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the estate preservation rider.

The estate preservation rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

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Term

The term rider allows you to add individual life term coverage on either or both of the two Insureds. The term rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The term rider coverage is renewable through age 80. The maximum amount of Term rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term rider will be set forth in the rider.

Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term rider should be based on your specific insurance needs. Consult your sales representative for further information.

Continuing Coverage

The continuing coverage rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured’s Attained Age 100 if the Policy is still in force at that time. This rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

On the date that the extension of coverage occurs, the Policy’s Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the continuing coverage rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured’s Attained Age 90. At the time charges begin for this rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

Enhanced Death Benefit

The enhanced death benefit rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4: 4% Target Age - 3: 8% Target Age - 2: 12%

Target Age -1: 16% Target Age through Age 95: 20% Attained Age - 96: 16%

Attained Age - 97: 12% Attained Age - 98: 8% Attained Age - 99: 4%

The target age must be at least the later of the younger Insured’s Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this rider at any time, but if you do, you may not reinstate it.

There is no cost for the enhanced death benefit rider. However, if the rider’s increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

This rider is available only at issue, and only where the younger Insured’s Issue Age is 80 or less.

Overloan Protection

The overloan protection rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

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There is a one-time exercise charge for this rider. The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the younger of the Insureds at the time of exercise multiplied by the Accumulated Value of the Policy. The exercise charge will be deducted from the Fixed Account.

If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase. If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

These riders are not available in all states and the terms may vary by state.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

If you initiate Dollar Cost Averaging on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

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Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

If you change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

  the Face Amount;
  the current Death Benefit;
  any Policy loans and accrued interest;
  the current Accumulated Value;
  the non-loaned Accumulated Value in the Fixed Account;
  the amount held as Collateral in the Fixed Account;
  the value in each subaccount of the Variable Account;
  premiums paid since the last report;
  charges deducted since the last report;
  any Withdrawals since the last report; and
  the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Counsel of National Life.

EXPERTS

The financial statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 185 Asylum Street, Hartford, CT 06103-3404, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

11

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from general account assets. You should be aware that National Life’s principal investments are in fixed-income securities, including corporate bonds, mortgage-backed securities, and commercial real estate mortgages. National Life enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks inherent within general account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

12

FINANCIAL STATEMENTS–STATUTORY-BASIS

National Life Insurance Company

For the Years Ended December 31, 2008 and 2007 with Report of Independent Auditors

National Life Insurance Company

Financial Statements and Supplemental Schedules Statutory-Basis

Years ended December 31, 2008 and 2007

Contents

Report of Independent Auditors	F-3

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis	F-4
Statements of Operations — Statutory-Basis	F-6
Statements of Changes in Capital and Surplus — Statutory-Basis	F-7
Statements of Cash Flow — Statutory-Basis	F-8
Notes to Statutory-Basis Financial Statements	F-9

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the “Company”) as of December 31,
2008 and 2007, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of
Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the
Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31,
2008 and 2007, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note A.

April 24, 2009

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2008	2007
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$4,764,725	$4,813,638
Preferred stocks	45,092	46,354
Common stocks	413,062	360,170
Mortgage loans	810,734	853,081
Real estate	44,864	44,258
Contract loans	564,978	563,907
Cash and short-term investments	2,334	6,620
Other invested assets	257,641	216,863
Total cash and invested assets	6,903,430	6,904,891

Deferred and uncollected premiums	71,597	71,062
Accrued investment income	79,205	79,565
Federal income taxes recoverable	35,334	11,870
Net deferred tax asset	70,256	70,670
Receivables from affiliates	3,796	550
Note Receivable from Parent	25,000	–
Other admitted assets	168,255	162,034
Separate account assets	611,752	987,424

Total admitted assets	$7,968,625	$8,288,066

The accompanying notes are an integral part of these statements.

	December 31
	2008	2007
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,372,672	$5,285,995
Accident and health reserves	543,385	536,771
Liability for deposit-type contracts	193,625	190,303
Unpaid policy and contract claims	33,404	32,511
Policyholders’ dividends	131,194	128,409
Other policy and contract liabilities	4,416	3,662
Total policy and contract liabilities	6,278,696	6,177,651

Employee and agent benefits	97,026	104,803
Minimum pension benefit obligation	50,341	32,430
Interest maintenance reserve	35,259	30,176
Asset valuation reserve	34,578	77,347
Federal income taxes payable	–	–
Payable for securities	–	425
Payable to subsidiary	11,516	1,593
Other liabilities	59,778	53,043
Separate account liabilities	609,236	983,815
Total liabilities	7,176,430	7,461,283
Commitments and contingencies
Capital and surplus:
Common stock, $1 par value:
Authorized – 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Unassigned surplus	682,572	717,160
Total capital and surplus	792,195	826,783
Total liabilities and capital and surplus	$7,968,625	$8,288,066

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2008	2007	2006
		(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident
and health contracts	$539,157	$507,660	$559,229
Considerations for supplementary contracts with life
contingencies	1,204	1,037	3,370
Net investment income	402,144	426,858	443,748
Amortization of interest maintenance reserve	1,401	2,209	4,151
Other income	14,904	35,388	6,225
Total premiums and other revenue	958,810	973,152	1,016,723
Benefits paid or provided:
Death benefits	159,629	158,425	145,260
Annuity benefits	33,452	33,258	68,598
Surrender benefits and other fund withdrawals	331,027	344,045	291,326
Other benefits	57,868	63,421	39,246
Increase in policy reserves	89,717	30,246	57,227
Total benefits paid or provided	671,693	629,395	601,657
Insurance expenses:
Commissions	44,602	43,665	46,072
General and administrative expenses	113,294	122,187	124,192
Insurance taxes, licenses, and fees	14,039	11,444	12,350
Net transfers to separate accounts	(31,247)	(17,459)	32,430
Total insurance expenses	140,690	159,837	215,044
Gain from operations before dividends to policyholders,
income taxes, and net realized capital gains (losses)	146,427	183,290	200,022
Dividends to policyholders	128,399	126,066	121,254
Gain from operations before income taxes and net realized
capital gains (losses)	18,028	57,854	78,768
Federal income tax benefit	(10,409)	(4,622)	(2,051)
Gain from operations before net realized capital gains (losses)	28,437	62,476	80,819
Net realized capital gains (losses)	(33,348)	2,536	(1,109)
Net (loss) income	$ (4,911)	$ 65,012	$ 79,710

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis
				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balances at January 1, 2006	$2,500	$107,123	$513,842	$623,465
Net income	–	–	79,710	79,710
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	33,824	33,824
Change in asset valuation reserve	–	–	(5,406)	(5,406)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	4,974	4,974
Change in non-admitted assets	–	–	(20,774)	(20,774)
Change in deferred tax asset	–	–	1,815	1,815
Dividends to stockholder	–	–	(10,000)	(10,000)
Other adjustments to surplus, net	–	–	381	381
Balances at December 31, 2006	2,500	107,123	598,366	707,989
Net income	–	–	65,012	65,012
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	46,951	46,951
Change in asset valuation reserve	–	–	(4,887)	(4,887)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	13,213	13,213
Change in non-admitted assets			26,727	26,727
Change in deferred tax asset	–	–	(13,707)	(13,707)
Dividends to stockholder	–	–	(10,000)	(10,000)
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(4,712)	(4,712)
Other adjustments to surplus, net	–	–	197	197
Balances at December 31, 2007	2,500	107,123	717,160	826,783
Net loss	–	–	(4,911)	(4,911)
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	(33,289)	(33,289)
Change in asset valuation reserve	–	–	42,769	42,769
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	(11,642)	(11,642)
Change in non-admitted assets			(24,445)	(24,445)
Change in deferred tax asset	–	–	1,495	1,495
Dividends to stockholder	–	–	–	–
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(3,432)	(3,432)
Other adjustments to surplus, net	–	–	(1,132)	(1,133)
Balances at December 31, 2008	$2,500	$107,123	$ 682,572	$ 792,195
The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow – Statutory Basis

	Year ended December 31
	2008	2007	2006
Operating activities:		(In Thousands)
Premiums, policy proceeds, and other considerations
received, net of reinsurance paid	$ 540,777	$ 511,065	$ 562,070
Net investment income received	395,312	432,580	448,405
Benefits paid	(584,553)	(603,556)	(535,512)
Net transfers to Separate Accounts	46,563	19,531	(5,835)
Insurance expenses paid	(166,998)	(197,707)	(183,824)
Dividends paid to policyholders	(125,615)	(123,818)	(119,161)
Federal income taxes (paid) recovered	(7,495)	(13,956)	9,292
Other income received, net of other expenses paid	21,584	41,790	(18,004)
Net cash provided by operations	119,575	65,929	157,431

Investment activities:
Proceeds from sales, maturities, or repayments of
investments:
Bonds	783,866	993,108	1,472,441
Stocks	7,318	115,788	17,969
Mortgage loans	69,205	129,666	189,451
Real estate	69	1,407	811
Other invested assets	24,689	34,723	25,466
Miscellaneous proceeds	–	1,937	34,837
Total proceeds from sales, maturities, or repayments
of investments	885,147	1,276,629	1,740,975
Cost of investments acquired:
Bonds	(754,165)	(1,133,699)	(1,552,072)
Stocks	(90,177)	(51,073)	(19,967)
Mortgage loans	(26,859)	(121,517)	(138,017)
Real estate	(2,560)	(1,771)	(2,043)
Other invested assets	(77,567)	(76,049)	(41,369)
Miscellaneous applications	(14,183)	(28,981)	(952)
Total cost of investments acquired	(965,511)	(1,413,090)	(1,754,420)
Net change in contract loans	(1,070)	374	6,366
Net cash used in investing activities	(81,434)	(136,087)	(7,079)

Financing and miscellaneous activities:
Other cash provided (applied):
Borrowings
Deposits on deposit-type contract funds and other
liabilities without life contingencies	(4,393)	(9,539)	(13,855)
Dividends to shareholder	–	(10,000)	(10,000)
Other cash applied	(38,034)	(33,435)	(1,472)
Net cash used in financing and miscellaneous
activities	(42,427)	(52,974)	(25,327)

Net (decrease) increase in cash and short-term
investments	(4,286)	(123,132)	125,025
Cash and short-term investments:
Beginning of year	6,620	129,752	4,727
End of year	$ 2,334	$ 6,620	$ 129,752

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2008

A. Significant Accounting Policies Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corp (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group. The Company is licensed in all 50 states and the District of Columbia. Approximately 21% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although no such practices were in effect at the Company as of December 31, 2008, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)			Capital and Surplus
	Year ended December 31			December 31
	2008	2007	2006	2008	2007
			(In Thousands)

Statutory-basis amounts	$ (4,911)	$ 65,012	$ 79,710	$ 792,195	$ 826,783
Add (deduct) adjustments:
Investments	28,194	49,898	52,815	(242,072)	286,516
Policy acquisition costs	(16,356)	(2,089)	7,074	455,494	471,850
Nonadmitted assets	–	–	–	132,218	107,777
Policyholder reserves	29,924	17,439	15,085	(142,256)	(178,834)
Policyholder dividends	9,224	3,885	(9,646)	62,893	56,892
Sales practices litigation
provision	–	–	–	–	–
Asset valuation reserve	–	–	–	34,578	77,347
Interest maintenance
reserve	5,084	(9,067)	(21,778)	35,259	30,176
Income taxes	(8,962)	(21,984)	(20,263)	(116,193)	(88,206)
Other comprehensive
income, net	–	–	–	212,970	(64,450)

	–
Other, net	1,837	2,499	3,187	(78,327)	(29,062)
GAAP-basis amounts	$ 44,034	$105,593	$106,184	$ 1,146,759	$ 1,496,789

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is considered other than temporary. At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures and options contracts qualify for hedge accounting and are included in other invested assets and are carried at quoted market values with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company uses a lending agent and collateral investment manager to administer its securities lending program. For all loans, the agent collects from the borrower cash collateral of at least 102% of the market value of the securities loaned. The agent marks securities to market daily to ensure that collateral of at least 102% of the market value of the loaned securities is maintained at all times. Cash collected as collateral from borrowers is invested by the agent into a diversified portfolio of assets in accordance with the investment guidelines set up by both parties, reviewed by the Company regularly, and conform in all material respects to the Company’s overall investment management philosophy. The carrying value of securities loaned are unaffected by the transaction.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) had not concluded on fair value disclosure requirements prior to the effective date of GAAP pronouncement SFAS 157. As such, effective January 1, 2008, The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing Statutory Accounting Principles (“SAP”). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

SFAS 157 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2008 balance sheet as follows:

  Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include common stocks listed in active markets and listed derivatives. Separate accounts classified within this level principally include mutual funds classified.
  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.
  Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. The Company held no assets in Level 3 for SAP at December 31, 2008.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Valuation Techniques

Bonds-Nonrecurring – Bonds that are rated an NAIC 6 or that have been impaired are carried at fair value.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Short term investments – consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities - held by the Company include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent common stocks and bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by SFAS 157.

Fair Value Hierarchy Table

December 31, 2008 (in Thousands)

Assets		Level 1	Level 2	Level 3	Total
	Bonds-Nonrecurring	5,008	-	-	5,008
	Common stock	22,941	-	-	22,941
	Total debt and equity securities	27,949	-	--	27,949
	Short term investments	13,654		-	13,654
	Derivative assets	-	3,283	-	3,283
	Total cash and investments	13,654	3,283		16,937
	Separate account assets	559,518	52,234	-	611,752
	Total assets	601,121	55,517	-	656,638

Liabilities		Level 1	Level 2	Level 3	Total
	Derivative liabilities	-	1,600	-	1,600
	Total liabilities	-	1,600	-	1,600

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

Note Receivable

The Company follows the guidance prescribed by the Vermont Department of Insurance on transactions that require approval from the domiciliary commissioner. In accordance with Vermont Statute § 3685 (“Vermont 3685”), a life insurer is not required to have the approval of the commissioner for a loan to an affiliate that is less than 3 percent of the insurer’s admitted assets. SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, states that loans or advances (including debt, public or private) made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parents or principal owner’s independent payment ability. There is no threshold prescribed by the NAIC. Since the note receivable is admitted under Vermont 3685, we did not seek explicit transaction approval from the Insurance Commissioner of the State of Vermont. The following table reconciles statutory surplus as filed with the note receivable accounted for under Vermont Statutes and statutory surplus that would be reported under NAIC guidance:

	2008	2007
Surplus, as reported	792,195	826,783
Nonadmitted Note Receivable
under SSAP No. 25	(25,000)	--
NAIC SAP Surplus	767,195	826,783

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Goodwill

Goodwill, subject to admissibility test, is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 40 years straight-line method with a half year convention. Furniture and equipment is depreciated using the straight-line method over seven years and five years, respectively. EDP equipment and software is depreciated for a period not exceeding five years.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $157.5 million and $154.5 million at December 31, 2008 and 2007, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $3.2 million, $5.4 million, and $6.2 million in 2008, 2007, and 2006, respectively, and is included in other income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves (continued)

Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income disabled life reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2008 and 2007, the Company had $3.1 billion and $3.3 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2008 and 2007, reserves on the above in force insurance totaled $73.1 million and $69.1 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Dividends to Policyholders

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed. Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $2.6 million and $1 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2008 and 2007, respectively. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Federal Income Taxes (continued)

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Adoption of New Accounting Standards

In December 2007, the NAIC issued SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities (“SCAs”), A Replacement of SSAP No. 88.” SSAP No. 97 made clarifications and provided additional guidance to SSAP No. 88. The most significant clarification was related to the requirement that SCAs, including downstream noninsurance holding companies, receive an unqualified U.S. GAAP opinion or receive an unqualified opinion on financial statements prepared in accordance with a foreign GAAP that includes an audited footnote reconciliation of the foreign GAAP to U.S. GAAP to be admitted assets. A limited exception to this audit requirement was provided to downstream noninsurance holding companies, which would allow the downstream noninsurance holding company not to be audited when certain requirements are met. Provided that the entities owned by an unaudited downstream noninsurance holding company receive U.S. GAAP audits, they are permitted to be an admitted asset. Assets of an unaudited downstream holding company would be nonadmitted. This statement is effective for fiscal year 2007. The adoption of this statement did not result in an impact on the Company.

Future Adoption of New Accounting Standards

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment” with an effective date of January 1, 2009. This statement clarifies the treatment for securities that have undergone an other-than-temporary impairment (“OTTI”). The guidance states that the fair value of the security on the measurement date of the OTTI impairment will become the new cost or carrying value basis of the security and the new basis shall not be adjusted for subsequent recoveries in fair value. Immediate amortization of premium for an OTTI impairment loss for a debt security with a recorded premium shall not be included in investment income but will be accounted for as a realized loss. Companies that carry an AVR will use the AVR for credit related OTTI and IMR for interest related OTTI.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards (continued)

In November 2008, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 – Loan-backed and Structured Securities” with an effective date of January 1, 2009. This statement provides clarification on the treatment of a security if it is determined to be other than temporarily impaired. The guidance clarifies that for an interest related decline in value, it shall only be considered an other-than-temporary impairment (“OTTI”) when a reporting entity has the intent to sell the investment, at the reporting date, before recovery. Reporting entities maintaining an AVR/IMR shall record credit related OTTI through AVR; interest related OTTI shall be recorded through IMR.

In December 2008, the NAIC substantially revised SSAP No. 91, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, with an effective date of January 1, 2009. This statement originally establishes statutory accounting principles for transfers and servicing of financial assets and includes substantive revisions outlined in Issue Paper No. 134, Servicing Assets/ Liabilities, An Amendment of SSAP No. 91 (“IP 134”). IP 134 requires that servicing assets and servicing liabilities initially be recognized and measured at fair value. It also requires that they be subsequently measured at fair value with fluctuations reported as unrealized gains and losses. Declines in fair value which are determined to be other than temporary shall be recorded as realized losses. IP 134 amends and expands disclosure requirements to include a description of the valuation techniques or other models used to estimate the fair value, changes in fair value resulting from changes in the valuation inputs or assumptions and other changes in fair value.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Reclassifications

Certain 2007 amounts have been reclassified to conform to the 2008 presentation.

B. Business Combinations and Goodwill

On July 2, 1999, National Financial Services (“NFS”), a wholly-owned subsidiary of the Company, acquired the outstanding one-third interest in LSW National Holdings, Inc. (“LSWNH”), the parent of Dallas, Texas based Life Insurance Company of the Southwest (“LSW”). NFS had previously purchased a two-thirds interest in LSWNH in February 1996. LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million. In late 2005, the Company dissolved NFS and directly held 100% of the outstanding stock of LSWNH.

In 2007, LSWNH was merged with and into LSW. The Company now holds 100% of the outstanding stock of LSW. (See Note H) Goodwill amortization relating to LSWNH was $0.6 million in 2007.

There was no admitted or nonadmitted goodwill at December 31, 2008 and 2007.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments

The amortized cost and the fair or comparable value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2008
Bonds:
U.S. government obligations	$ 7,844	$ 1,161	$ –	$ 9,005
Government agencies, authorities
and subdivisions	20,989	988	–	21,977
Corporate:
Communications	348,582	9,736	38,937	319,381
Consumer & retail	390,318	7,393	33,151	364,560
Financial institutions	505,459	7,433	90,776	422,116
Industrial and chemicals	462,936	3,163	76,056	390,043
Other corporate	49,647	6,737	–	56,384
REITS	75,138	–	27,971	47,167
Transportation	91,930	2,890	6,447	88,373
Utilities	565,098	5,326	56,717	513,707
Total corporate	2,489,108	42,678	330,055	2,201,731

Private placements	466,151	5,651	38,346	433,456
Mortgage-backed securities	1,780,633	29,927	61,451	1,749,109
Total bonds	4,764,725	80,405	429,852	4,415,278

Preferred stocks	45,092	–	15,740	29,352
	$ 4,809,817	$ 80,405	$ 445,592	$ 4,444,630

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2007
Bonds:
U.S. government obligations	$ 8,895	$ 381	$ –	$ 9,276
Government agencies, authorities
and subdivisions	32,700	3,175	–	35,875
Corporate:
Communications	350,783	17,242	3,877	364,148
Consumer & retail	414,681	10,158	7,141	417,698
Financial institutions	541,590	16,142	19,665	538,067
Industrial and chemicals	270,513	8,325	4,994	273,844
Other corporate	56,279	8,990	68	65,201
REITS	70,155	646	2,354	68,447
Transportation	60,173	3,584	391	63,366
Utilities	670,558	25,334	7,444	688,448
Total corporate	2,434,732	90,421	45,934	2,479,219

Private placements	455,834	17,751	3,052	470,533
Mortgage-backed securities	1,881,477	23,316	15,349	1,889,444
Total bonds	4,813,638	135,044	64,335	4,884,347

Preferred stocks	46,354	1,563	1,949	45,968
	$ 4,859,992	$ 136,607	$ 66,284	$ 4,930,315

A summary of the amortized cost and fair value of the Company’s investments in bonds at December 31, 2008, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$ 106,484	$ 103,974
After one through five	690,141	657,245
After five through ten	1,235,374	1,072,701
After ten	952,093	832,249
Mortgage-backed securities	1,780,633	1,749,109
Total	$4,764,725	$ 4,415,278

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
(In Thousands)
At December 31, 2008:
Unaffiliated common stocks	$ 28,141	$ 602	$ 5,802	$ 22,941
Affiliated common stock	317,764	72,357	–	390,121
Total common stocks	$ 345,905	$ 72,959	$ 5,802	$ 413,062

At December 31, 2007:
Unaffiliated common stocks	$ 23,168	$ 2,682	$ 307	$ 25,543
Affiliated common stock	248,083	86,544	–	334,627
Total common stocks	$ 271,251	$ 89,226	$ 307	$ 360,170

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The following table shows the Company’s investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2008 and 2007:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2008			(In Thousands)
Bonds:
Corporate:
Communications	$ 154,997	$ 20,090	$ 39,626	$ 18,847	$ 194,623	$ 38,937
Consumer & retail	152,496	12,230	53,187	20,921	205,683	33,151
Financial institutions	162,199	31,777	178,304	58,999	340,503	90,776
Industrial and chemicals	227,810	41,407	97,609	34,649	325,419	76,056
REITS	14,244	7,235	32,923	20,736	47,167	27,971
Transportation	36,214	3,131	3,553	3,316	39,766	6,447
Utilities	252,263	30,363	131,167	26,354	383,430	56,717
Total corporate	1,000,223	146,233	536,369	183,822	1,536,592	330,055

Private placements	308,540	33,403	23,388	4,943	331,928	38,346
Mortgage-backed securities	345,925	39,876	5,367	21,575	351,292	61,451
Total bonds	1,654,688	219,512	565,124	210,340	2,219,812	429,852

Common stocks	128,645	1,979	41,058	1,073	169,703	3,052
Preferred stocks	25,359	14,753	3,993	987	29,352	15,740
	$1,808,692	$236,244	$ 610,175	$ 212,400	$2,418,867	$ 448,644

	National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2007			(In Thousands)
Bonds:
Corporate:
Communications	85,631	3,204	24,741	673	110,372	3,877
Consumer & retail	129,638	4,279	55,087	2,862	184,725	7,141
Financial institutions	165,569	9,994	117,006	9,671	282,575	19,665
Industrial and chemicals	107,266	3,637	23,651	1,357	130,917	4,994
Other corporate	3,430	68	–	–	3,430	68
REITS	39,817	1,363	13,978	991	53,795	2,354
Transportation	6,861	126	7,587	265	14,448	391
Utilities	116,185	3,433	100,284	4,011	216,469	7,444
Total corporate	654,397	26,104	342,334	19,830	996,731	45,934

Private placements	5,581	305	10	2	5,591	307
Mortgage-backed securities	360,012	6,254	321,895	9,095	681,907	15,349
Total bonds	1,019,990	32,663	664,239	28,927	1,684,229	61,590

Common stocks	128	21	12,186	5,781	12,314	5,802
Preferred stocks	7,956	1,949	–	–	7,956	1,949
	$1,028,074	$ 34,633	$ 676,425	$ 34,708	$1,704,499	$ 69,341

Of the $219.5 million total unrealized losses on debt securities in the less than 12 months category, $146.2 million was in the corporate bond portfolio.

The $146.2 million unrealized losses on the corporate bond portfolio in the less than 12 months category are concentrated in the financial institutions, communications, industrial and chemicals, and utilities sectors. The investment grade corporate index spread widened by approximately 322 basis points from approximately 182 basis points at the beginning of the year to 504 basis points at year end. This spread widening was primarily a function of the global economic slowdown, the corresponding increase in the corporate bond default rate and the perceived credit risk associated with these defaults.

Of the $210.3 million total unrealized losses in the more than 12 months category, $21.6 million of unrealized losses was in the mortgage backed securities portfolio. The decline in market value of these securities pertained primarily to increased credit spreads over treasury yields associated with the U.S. housing crisis which was partially offset by lower treasury yields as investors fled to treasuries over the last four months of 2008, driving yields down. The $21.6 million of unrealized losses on mortgage backed securities represents 6.14 % of the aggregate fair value of the $351.3 million in mortgage backed securities with unrealized losses at December 31, 2008.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The $183.8 million unrealized losses on the corporate bond portfolio in the more than 12 months category are concentrated in the financial institutions, utility, industrial and chemicals, consumer and retail sectors, and REITS. As noted in earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the pervasive market spread widening caused by the global economic slowdown and the corresponding increase in the corporate bond default rate.

Based on the facts and circumstances surrounding the individual securities and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2008 are temporary.

In 2008, the Company recorded $22.2 million of impairments on bonds, $11.9 million of impairments on preferred stocks, and $0.3 million of impairments on common stock. In 2007, the Company recorded $1.0 million of impairments on bonds and no impairments on preferred or common stock.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2008	2007
Geographic Region
New England	1.6%	1.6%
Middle Atlantic	2.5	4.0
East North Central	16.6	15.9
West North Central	9.5	9.7
South Atlantic	27.0	27.0
East South Central	2.1	2.1
West South Central	12.7	12.7
Mountain	9.7	9.0
Pacific	18.3	18.0

	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Mortgage Loans and Real Estate (continued)

	2008	2007
Property Type
Apartment	18.5%	18.8%
Retail	12.2	11.2
Office Building	39.0	38.1
Industrial	26.1	27.0
Hotel/Motel	0.6	1.0
Other Commercial	3.6	3.9

	100.0%	100.0%

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2008 and 2007, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2008	2007

1 year or less	4.8%	2.6%
Over 1 through 3 years	6.0	8.6
Over 3 through 5 years	21.0	12.2
Over 5 through 10 years	48.2	55.2
Over 10 through 15 years	9.7	10.5
Over 15 through 20 years	8.2	8.8
Over 20 years	2.1	2.1

Total	100.0%	100.0%

The estimated fair value of mortgages at December 31, 2008 and 2007 was $771.5 million and $895.0 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2008 were 6.61% and 6.17%, and 6.70% and 6.00% during 2007. During 2008 and 2007, the Company did not reduce the interest rate on any outstanding mortgage loans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows:

	2008	2007
(In Thousands)
Unimpaired loans	$ 810,734	$ 853,081
Impaired loans without valuation allowances	–	–
Subtotal	810,734	853,081
Impaired loans with valuation allowances	–	–
Related valuation allowances	–	–
Subtotal	–	–

Total	$ 810,734	$ 853,081

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis. For the years ended December 31, 2008 and 2007, the Company did not have any impaired loans with or without related valuation allowances.

The Company had no investments in loans restructured with below market rates of interest at the refinancing date at December 31, 2008 and 2007.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2008	2007	2006
		(In Thousands)
Income
Bonds	$308,313	$307,296	$299,189
Preferred stocks	3,672	6,063	7,910
Common stocks, unaffiliated	239	1,580	1,371
Common stocks, affiliated	–	–	17,718
Mortgage loans	60,554	61,915	72,399
Real estate*	8,920	8,369	8,283
Contract loans	33,183	33,182	32,594
Short-term investments and cash	755	2,815	2,601
Other invested assets	4,489	15,974	9,775
Options/futures	(5,356)	(368)	–
Other	543	2,606	3,068
Total investment income	415,312	439,432	454,908
Expenses
Depreciation	1,955	1,923	1,887
Other	11,213	10,651	9,273
Total investment expenses	13,168	12,574	11,160
Net investment income	$402,144	$426,858	$443,748

* Includes amounts for the occupancy of company-owned property of $5,681,000, $5,182,000, and $5,120,000 in 2008, 2007, and 2006, respectively.

There was no nonadmitted accrued investment income at December 31, 2008, 2007 and 2006.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2008	2007	2006
		(In Thousands)
Bonds and other debt securities
Gross gains	$ 12,883	$ 3,368	$ 12,077
Gross losses	(31,281)	(13,756)	(33,521)
Preferred stocks, unaffiliated
Gross gains	–	1,959	4
Gross losses	(7,518)	(591)	(428)
Common stocks, unaffiliated
Gross gains	145	7,865	936
Gross losses	(1,169)	(126)	(18)
Common stocks, affiliated
Gross losses	–	–	–
Other
Gross gains	70	850	7,344
Gross losses	(5,552)	(543)	(2,007)
Net realized capital losses	(32,422)	(974)	(15,613)
Amount transferred to IMR	(10,404)	9,465	26,516
	(42,826)	8,491	10,903
Less federal income taxes on realized capital
gains (losses) before effect of transfer to IMR	9,478	(5,955)	(12,012)
Net realized capital losses	$ (33,348)	$ 2,536	$ (1,109)

The Company had a 60% partnership interest in Lake Carlton Arms (“LCA”), a 1,812-unit apartment complex in Florida. The Company sold its interest in LCA in late 2006, which resulted in a gain of $7.3 million and is included in other gross gains on the schedule of realized capital gains and losses previously presented.

Loaned Securities

Cash collateral collected from borrowers on our securities loaned totaled $68.2 million and $126.1 million at December 31, 2008 and 2007, respectively. This represents gross collateralization of 102% of market value of securities on loan for the years ended December 31, 2008 and 2007. The amount of collateral received was $68.2 million and $126.1 million and the fair value of the securities loaned was $66.9 million and $124.0 million for the years ended December 31, 2008 and 2007, respectively. The Company’s earnings with respect to its modified securities lending program were $0.4 million less expenses of $0.1 million in 2008 and $0.7 million less expenses of $0.2 million in 2007.

These investments are reviewed at least quarterly to determine if market declines are other than

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Loaned Securities (continued)

temporary in accordance with Statutory Accounting Principles. If the decline is deemed to be other-than-temporary (“OTTI”) in nature, the Company recognizes a realized loss, adjusting the cost basis to the market value of the security at the time of the impairment. The Company recognized OTTI of approximately $5.1 million as of December 31, 2008. There was no OTTI recognized in 2007.

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $0.4 million and $0.2 million of impairments on non-public joint ventures in 2008 and 2007, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2008 or 2007.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

D. Nonadmitted Assets (continued)

	2008	2007
	(In Thousands)
Net deferred tax asset	$ 87,986	$ 69,523
Furniture and equipment	3,053	2,235
Software applications	12,903	10,404
Prepaid pension asset	18,651	17,677
Prepaid expenses	3,946	4,112
Other	5,684	3,826
Total nonadmitted assets	$ 132,223	$ 107,777

E. Investment Products

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $728.5 million and $698.5 million at December 31, 2008 and 2007, respectively. The fair value of liabilities for these investment products was $704.8 million and $729.0 million at December 31, 2008 and 2007, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

F. Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $47.3 million, $47.1 million, and $45.2 million for the years ended December 31, 2008, 2007, and 2006, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $21.0 billion and $21.1 billion of the $43.2 billion and $43.5 billion in force at December 31, 2008 and 2007, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2008 and 2007, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2008 and 2007.   As of December 31, 2008 and 2007, the Company recorded a reserve credit for reinsurance of $110.0 million and $97.1 million, respectively, related to reinsurance contracts with Swiss Re.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Reinsurance (continued)

No reinsurance agreements were in force at December 31, 2008 and 2007 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”) where the Company cedes 80% of the experience risk on the block of business. The Company pays UNUM an interest rate of 7% on the reserves held by the Company. Total disability income premiums ceded in 2008, 2007, and 2006 were $30.6 million, $32.1 million, and $33.5 million, respectively. The Company’s agreements with UNUM meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

In 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $21.2 million. This increase in reserves resulted in $16.5 million in cash being transferred to the Company from UNUM. The net amount of approximately $4.7 million was charged directly to capital and surplus in 2007. Additional assumption changes in 2008 resulted in a $13.1 million increase in reserves with $9.6 million in cash being transferred to the Company from UNUM. The net amount of approximately $3.4 million was charged to capital and surplus.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

G. Federal Income Taxes

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled periodically.

The components of the net deferred tax asset at December 31 are as follows:

	2008	2007
	(In Thousands)
Total gross deferred tax assets	$ 231,898	$ 224,140
Total deferred tax liabilities	(73,656)	(83,947)
Net deferred tax asset	158,242	140,193
Deferred tax asset nonadmitted	(87,986)	(69,523)
Net admitted deferred tax asset	$ 70,256	$ 70,670

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

	2008	2007
Current income tax expense (benefit) on:
Operations	$ (10,409)	$ (4,622)
Capital gains/losses	(5,559)	3,349
Surplus	–	(38)
Total income tax benefit	$ (15,968)	$ (1,311)

The main components of the deferred tax assets and liabilities at December 31 are as follows:

	2008	2007
	(In Thousands)
Deferred tax assets:
Reserves	$ 79,459	$ 77,540
Policy DAC	57,762	58,431
Policyholder dividends	23,056	22,265
Deferred compensation	56,243	61,400
Depreciable assets	1,958	–
Other	13,420	4,504
Total deferred tax assets	231,898	224,140
Nonadmitted deferred tax assets	(87,986)	(69,523)
Admitted deferred tax assets	143,912	154,617
Deferred tax liabilities:
Deferred intercompany gain	38,279	38,279
Premiums receivable	25,056	22,865
Net unrealized gains	204	10,490
Other invested assets	5,823	2,424
Depreciable assets	4,294	4,294
Other	–	3,595
Total deferred tax liabilities	73,656	83,947
Net deferred tax asset	$ 70,256	$ 70,670

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The net change in nonadmitted deferred tax assets was as follows:

	2008	2007
	(In Thousands)
Net increase (decrease) in nonadmitted
deferred tax assets	$18,463	$(24,386)

The change in net deferred income taxes is comprised of the following:

	2008	2007	Change
		(In Thousands)
Total deferred tax assets	$231,898	$224,140	$ 7,758
Total deferred tax liabilities	(73,656)	(83,947)	10,293
Net deferred tax asset	$158,242	$140,193	18,049
Less: tax effect of unrealized gains			(10,286)
Less: tax effect of increase in minimum pension
obligation			(6,268)
Adjusted change in gross deferred taxes			$ 1,495

The provision for federal income taxes incurred in 2008 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The tax at the statutory rate and significant items causing this difference are as follows:

(In Thousands)
Operations and gains (losses) provision
computed at statutory rate	$ (5,038)
Dividends received deduction and tax
exempt interest	(2,227)
Interest maintenance reserve	(491)
COLI	(1,351)
Low income housing credits	(2,980)
Surplus reserve adjustments	(1,201)
Change in nonadmitted assets	(2,094)
Adjustments for prior year tax return	(684)
Other	(1,397)
Total	$(17,463)

Current federal income tax provision	$(15,968)
Adjusted change in gross deferred taxes	(1,495)
Statutory federal income taxes	$(17,463)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

No. 109” (“FIN 48”). The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5,

“Liabilities, Contingencies and Impairments of Assets”.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

2008

Balance, beginning of year	$260
Additions based on tax positions related to the current year	40
Additions for tax positions of prior years	(40)

Balance, end of year	$ 260

The liability for unrecognized tax benefit balance as of December 31, 2008 includes $260,000 of unrecognized tax benefits that, if recognized, would impact the Company’s effective rate. It is not likely that the amount of unrecognized tax benefits will decrease within the next twelve months as a result of the settlement of tax audits.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2008 and December 31, 2007, the Company has recognized approximately $654,679 and $104,353 in interest expense and penalties, respectively. The Company has approximately $743,349 and $99,262 accrued for interest and penalties at December 31, 2008 and December 31, 2007 respectively.

In 2007, the IRS completed federal exams for tax years ending prior to 2004. No changes to unrecognized tax benefits occurred due to the closing of these exams.

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows:

(In Thousands)

2008	$ –
2007	6,628
2006	–

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H. Information Concerning Parent, Subsidiaries and Affiliates

There were no dividends paid in 2008. During 2007, the Company paid a cash dividend of $10 million to NLVF.

In 2008, the Company made a $25 million unsecured loan to NLVF. The loan is due to be repaid on December 31, 2009. Interest on the loan is paid quarterly at LIBOR + 37.5 basis points.

In 2008, the Company contributed $69.7 million to LSW as a capital contribution. The capital contribution consisted of $10 million in cash and $59.7 million in securities. During 2007, the Company contributed $30 million to LSWNH as a capital contribution. Subsequently, LSWNH made a $30 million capital contribution to LSW.

On December 31, 2007, LSWNH was merged with and into LSW. LSWNH had assets of $267.0 million of which $266.7 million was its carrying value of the common stock of LSW prior to the merger. The Company now has a direct 100% ownership interest in LSW.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and Surplus. Amounts payable to LSW was $11.5 million and $1.6 million for the years ended December 31, 2008 and 2007, respectively. For cost allocation agreements with LSW, the Company received $23.3 million and $14.8 million for the years ended December 31, 2008 and 2007.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s surplus existed at December 31, 2008 and 2007.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2008 to potentially move nonadmitted assets into subsidiaries or affiliates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. This plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Spouses of participants generally qualify for the medical and dental plans. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for medical and dental retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an Agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees. These defined benefit plans are included in the other benefits category in the tables that follow.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of
year	$250,225	$248,534	$249,800	$31,440	$34,130	$33,040
Service cost	4,403	4,959	5,789	873	999	1,486
Interest cost	14,792	14,251	13,651	1,862	1,949	1,839
Actuarial (gain) loss	11,165	(4,489)	(5,846)	2,203	(1,910)	(69)
Benefits paid	(16,081)	(13,030)	(14,860)	(2,555)	(2,471)	(2,166)
Curtailments	–	–	–	–	(1,257)	–
Benefit obligation at end of year	$264,504	$250,225	$248,534	$33,823	$31,440	$34,130

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(2) Change in plan assets
Fair value of plan assets at
beginning of year	$148,450	$131,705	$108,682	$–	$–	$–
Actual return on plan assets	(15,461)	21,614	7,625	–	–	–
Employer contribution	4,000	3,116	22,300	–	–	–
Benefits paid	(7,339)	(7,985)	(6,902)	–	–	–
Fair value of plan assets at end of
year	$129,650	$148,450	$131,705	$–	$–	$–

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(3) Funded status
Benefit obligation in excess of
plan assets	$ 134,854	$ 101,775	$ 116,829	$ 33,823	$ 31,440 $	34,130
Unamortized prior service benefit	(323)	(390)	(449)	(1,131)	(1,257)	–
Unrecognized net loss	82,585	47,034	67,561	3,362	1,171	3,891
Remaining net obligation or net
asset at initial date of application	–	–	–	2,953	3,615	4,430
Additional funding for minimum
pension liability	50,341	32,430	52,757	–	–	–
Prepaid assets or (accrued
liabilities)	(51,599)	(53,074)	(50,802)	(28,639)	(27,911)	(25,809)

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(4) Benefit obligation for non-vested
employees	$16,203	$14,668	$14,310	$5,411	$5,135	$6,651

The components of net periodic benefit cost are as follows:

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
Components of net periodic benefit cost
Service cost	$ 4,403	$ 4,959	$ 5,789	$ 873	$ 999	$1,486
Interest cost	14,791	14,251	13,651	1,862	1,949	1,839
Expected (return) on plan assets	(11,263)	(9,926)	(9,221)	–	–	–
Amortization of unrecognized
transition obligation or transition
asset	–	–	–	662	815	738
Amortization of unrecognized gains
and losses	2,337	4,351	5,086	13	810	1,087
Amount of prior service cost
recognized	(67)	(59)	(59)	(126)	–	(841)
Total net periodic benefit cost	$10,201	$13,576	$15,246	$ 3,284	$4,573	$4,309

The measurement date for all the plans was October 1 preceding the date of the balance sheet.

The total accumulated benefit obligation was $251.2 million, $236.0 million, and $234.2million at December 31, 2008, 2007, and 2006, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

In 2008 an increase of $17.9 million, in 2007 a decrease of $20.4 million, and in 2006 a increase of $7.6 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2008, 2007 and 2006 was $50.3 million, $32.4 million, and $52.8 million, respectively. There were no admitted intangible pension assets at December 31, 2008, 2007, or 2006. The HOEPP prepaid pension asset of $18.7 million, $17.7 million, and $20.6 million at December 31, 2008, 2007, and 2006, respectively, is accounted for as a nonadmitted asset.

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
The actuarial assumptions used in
determining the benefit obligation
at the measurement date:
a. Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
b. Rate of compensation increase	Varies -	Varies -	Varies -	N/A	N/A	N/A
	based on	based on	based on
	age	age	age
Weighted-average assumptions
used to determine net periodic
pension cost:
a. Discount rate	6.00%	5.75%	5.50%	6.00%	5.75%	5.50%
b. Rate of compensation increase	Varies -	Varies -	Varies -
	based on	based on	based on
	age	age	age
c. Expected long-term rate of
return on plan assets	7.75%	7.75%	8.00%	N/A	N/A	N/A

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents and agency staff employees to new retirees. This change generated prior service benefits of $1.3 million and will be amortized over the remaining life expectancy of plan participants.

The projected health care cost trend rate (“HCCTR”) was 7% for 2008, 8% for 2007 and 10% for 2006. This projected rate declines linearly to 5% in 2012 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.9 million and increase the 2008 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.4 million and decrease the service and interest cost components of net periodic pension cost by about $0.2 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2008	October 1, 2007
Bonds	42%	38%
Common stocks	53	61
Group annuity contract
and other	5	1
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.50% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2008, and in aggregate for the five years thereafter is as follows (in thousands):

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
		(In Thousands)
2009	$17,026	$ 2,796	$ 267
2010	17,007	2,867	284
2011	17,604	2,957	300
2012	18,146	3,010	318
2013	18,559	3,067	330
2014-2018	102,402	15,839	1,903

I.	Benefit Plans (continued)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2009 into its separately funded defined benefit pension plan is approximately $6.8 million based on November 2008 information.

The Company provides 401-K plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to 401-K plans for its employees was $0.8 million, $0.8 million, and $1.1 million for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company also provides a 401-K plan for it’s regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions cannot exceed certain limits which vary based on total agent compensation. No Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to its 401-K plan for agents was $0.03 million for December 31, 2007. The Company did not make a contribution in 2008.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

At December 31, 2008 and 2007, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary’s dividended by the Company in 2005, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

In 2007, the Company paid a cash dividend of $10 million to NLVF. No dividend was paid in 2008. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

The Company did not receive any capital contributions from its parent, NLVF, during 2008, 2007, and 2006.

The Company has three lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 75 basis points. A $20 million line of credit with TD Banknorth, based on an adjustable rate equal to LIBOR plus 37.5 basis points. A $25 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 30 basis points. The outstanding balance on all lines of credit was $0 as of December 31, 2008 and 2007.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $1.7 billion at December 31, 2008. The outstanding balance on this borrowing facility was $0 at December 31, 2008.

K. Business Risks, Commitments and Contingencies

Business Risks

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Risks Related To Credit Markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of and for the years ended December 31, 2008 and 2007.

In 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators have led to higher delinquency and loss rates, reduced credit availability, and liquidity in the residential loan market. The high delinquency and loss rates have been experienced on what is commonly referred to as sub-prime mortgages which are mortgages made to high risk borrowers. The Company has only limited exposure to sub-prime mortgages. All of this exposure is comprised of securities purchased as part of its securities lending program. The Company has hired a lending agent to manage its’ securities lending program and as of December 31, 2008 and 2007, the Company had $68,242,808 and $124,943,258, respectively, invested in short term securities as part of this program. Of the total, approximately $15,073,627 was invested in asset backed securities backed by sub-prime mortgages in 2008 and $21,350,519 in 2007. As of December 31, 2008 these securities had an unrealized loss of $2,627,107 and an unrealized loss of $733,042 as of December 31, 2007.

Commitments and Contingencies

The Company anticipates additional capital investments of $91.9 million into existing limited partnerships and private placement investments due to funding commitments.

At December 31, 2008, the Company has no outstanding mortgage loan funding commitments.

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2008, the Company had accrued assessment charges of $1.5 million with expected payment over the next five years. The Company has also recorded a related asset of $0.2 million for premium tax credits, which are expected to be realized through 2017.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $4.9 million and $5.2 million in 2008 and 2007, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2008 (in millions):

Operating
Year	Leases
2009	$ 4.9
2010	4.9
2011	0.8
Total minimum lease payments	$ 10.6

On February 18, 2011, the Company has the option to renew the contract at a reduced rate through February 18, 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1, 2004 and expires January 31, 2014. The Company’s remaining obligation under the contract as of December 31, 2008 (in millions):

Contract
Year	Obligation
2009	$13.4
2010	13.9
2011	14.5
2012	15.1
2013	15.7
Thereafter	1.4
Total contract obligation	$74.0

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2008 and 2007, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2008, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 51,161	3.3%
At book value less current surrender charge of 5% or more	250,992	16.3%
Total with adjustment or at market value	302,153	19.6%
Subject to discretionary withdrawal (without adjustment) at
book value with minimal or no charge or adjustment	958,857	62.2%
Not subject to discretionary withdrawal	281,194	18.2%
Total annuity reserves and deposit fund liabilities — before
reinsurance	1,542,204	100.0%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$1,542,204

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2008, were as follows:

	Gross	Net of Loading
(In thousands)
Ordinary new business	$ 3,525	$ 1,168
Ordinary renewal	70,179	70,254
Total	$ 73,704	$ 71,422

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Separate Accounts (continued)

	2008	2007
	(In thousands)
Separate account premiums and considerations	$ 58,625	$ 79,601

Reserves for accounts with assets at fair value	579,637	939,157

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2008	2007
	(In thousands)
Subject to discretionary withdrawal with adjustment –
At book value (which equals fair value) less surrender charge of 5%
or more	$199,833	$198,913

Subject to discretionary withdrawal without adjustment –
At book value (which equals fair value)	265,612	584,631

Not subject to discretionary withdrawal	114,192	155,613
Total reserves	$579,637	$939,157

A reconciliation of net transfers to/from separate accounts during 2008 and 2007 is as follows:

	2008	2007
(In thousands)
Net transfers to/from separate accounts	$ (31,247)	$ (17,331)
Reconciling items	–	–
Total	$ (31,247)	$ (17,331)

P. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market. The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Companies’ policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to maturity. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level. If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at maturity. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties. However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts. The amount of collateral that may be required for future trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows (in thousands):

	2008	2007
Notional amounts:
Futures	$ –	$5,155
Options purchased	76,300	43,900
Options written	57,000	30,800

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

The carrying value of options and futures at December 31 were as follows (in thousands):

	2008	2007
Carrying values:
Options purchased (included in other invested assets)	$3,283	$2,624
Options written (included in other liabilities)	(1,600)	(781)
Futures purchased (included in other invested assets)	–	394
Net carrying value	$1,683	$2,237

Q. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2008			2007
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
		(In thousands)
Cash and short-term investments	$ 2,334	$ 2,334	$ 6,620	$ 6,620
Bonds	4,764,725	4,415,278	4,813,638	4,884,347
Preferred stocks	45,092	29,352	46,354	45,968
Common stocks – Unaffiliated	22,941	22,941	25,543	25,543
Mortgage loans	810,734	771,451	853,081	895,037
Contract loans	564,978	647,776	563,907	568,298
Separate account assets	611,752	611,752	987,424	987,424
Reserve assets – cash	46,003	46,003	41,711	41,711
Other invested assets – bank syndicate loans	4,868	4,868	4,909	4,909
Investment product liabilities	728,461	704,840	698,488	729,044

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF. These subsidiaries are privately held and therefore fair values are not obtainable.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Q. Fair Value of Financial Instruments (continued)

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value. Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value. Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

R. Reconciliation to Statutory Annual Statements

There are no adjustments to net income and surplus as filed.

     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

     * * * * * DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company, the "Sponsor Company") at December 31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut April 24, 2009

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2008

Total Assets and Net Assets:			VariTrak		Estate Provider		Benefit Provider
			Product		Product		Product
Investments in shares of mutual fund portfolios at market value			Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):			Units	Value	Units	Value	Units	Value

AIM Variable Insurance Funds
Dynamics Fund		$ 787,976	137,695.05	5.46	2,388.34	5.87	22,409.45	0.97
Global Health Care Fund		$ 2,036,172	232,191.79	8.12	16,035.38	8.73	5,908.26	1.68
Technology Fund		$ 978,696	341,216.05	2.77	6,160.31	2.98	18,800.90	0.82
Alger American Fund
Growth Portfolio		$ 11,095,683	758,862.64	13.07	50,433.40	6.45	22,674.62	37.66
Capital Appreciation Portfolio	(1)	$ 1,485,115	148,845.53	7.55	11,205.61	8.12	87,949.63	3.06
SmallCap Growth Portfolio	(2)	$ 5,970,435	603,125.33	9.19	4,544.09	8.33	11,525.60	33.69
Alliance Bernstein
Value		$ 406	39.34	10.31	-	-	-	-
Small/Mid Cap Value		$ 613,866	55,481.62	10.80	1,371.01	10.81	-	-
International Value		$ 2,200,794	197,281.70	10.50	12,401.74	10.50	-	-
International Growth		$ 245,119	20,208.77	10.68	2,733.64	10.69	-	-
American Century Variable Portfolios
Income & Growth Portfolio		$ 2,744,259	246,095.06	9.16	33,721.19	9.96	25,486.97	5.99
Inflation Protection Portfolio		$ 1,538,524	112,728.70	11.45	13,962.63	11.94	66,767.41	1.21
International Portfolio		$ 3,778,708	347,191.27	10.08	26,566.24	10.51	-	-
Ultra Portfolio		$ 76,783	7,067.52	7.28	3,330.39	7.60	-	-
Value Portfolio		$ 6,667,047	383,204.83	14.05	33,228.61	13.85	85,422.06	9.61
Vista Portfolio		$ 632,201	63,404.96	8.85	7,696.42	9.23	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		$ 539,831	54,010.24	9.16	4,714.79	9.55	-	-
Developing Leaders Portfolio		$ 46,132	7,181.12	6.42	-	-	-	-
Quality Bond Portfolio		$ 207,023	18,632.44	10.68	712.21	11.14	-	-
Socially Responsible Growth Fund		$ 251,959	40,381.64	5.48	1,145.15	5.90	11,901.39	1.99
DWS Variable Series II
Dreman High Return Equity Portfolio		$ 169,248	23,092.06	7.28	159.67	7.59	-	-
Dreman Small Cap Value Portfolio		$ 2,313,666	200,264.29	10.75	14,298.04	11.21	-	-
DWS VIT Funds
Equity 500 Index Fund		$ 1,003,611	-	-	-	-	96,024.61	10.43
Small Cap Index Fund		$ 279,084	-	-	-	-	22,357.17	12.46

(1)	Formerly the Alger American Leveraged AllCap Portfolio
(2)	Formerly the Alger American Small Capitalization Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2008

Total Assets and Net Assets:			VariTrak		Estate Provider		Benefit Provider
			Product		Product		Product
Investments in shares of mutual fund portfolios at market value			Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):			Units	Value	Units	Value	Units	Value

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		$ 1,494,852	125,004.62	10.28	19,518.17	10.72	-	-
Mutual Shares Securities Fund		$ 723,622	71,036.82	9.04	8,625.20	9.43	-	-
Global Real Estate Fund		$ 812,175	89,691.83	8.20	8,967.97	8.55	-	-
Small Cap Fund		$ 139,117	17,051.06	7.72	924.70	8.05	-	-
Small Cap Value Securities Fund		$ 403,101	34,222.64	9.67	7,168.60	10.08	-	-
US Government		$ 2,009,249	178,872.42	10.21	17,931.88	10.22	-	-
JP Morgan Series Trust II
International Equity Portfolio		$ 3,079,647	219,815.05	9.16	21,948.21	9.38	81,724.15	10.51
Small Company Portfolio		$ 985,420	69,314.92	11.13	18,171.85	10.19	2,036.67	13.98
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		$ 2,259,462	-	-	-	-	1,580,128.96	1.43
Emerging Markets Equity Portfolio		$ 366,962	-	-	-	-	256,582.16	1.43
High Yield Portfolio		$ 46,200	-	-	-	-	48,204.52	0.96
US Real Estate Portfolio		$ 156,697	-	-	-	-	80,336.01	1.95
Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	(3)	$ 429,822	52,772.54	6.98	8,454.10	7.28	-	-
Lehman Brothers Short Duration Bond Portfolio	(4)	$ 2,690,799	260,475.76	9.25	29,110.54	9.65	-	-
Mid Cap Growth Portfolio		$ 269,290	26,419.68	10.09	258.66	10.52	-	-
Partners Portfolio		$ 1,653,849	134,546.07	8.25	39,096.93	8.24	14,160.31	15.65
Oppenheimer
Balanced / VA		$ 402	39.98	10.06	-	-	-	-
Sentinel Variable Products Trust
Balanced Fund		$ 3,342,689	166,590.23	15.70	51,558.93	12.32	4,825.01	19.05
Bond Fund		$ 5,390,618	255,531.80	17.60	48,399.93	17.03	4,029.17	17.04
Common Stock Fund		$ 22,985,480	1,269,372.53	16.82	68,105.72	11.65	75,182.97	11.12
Mid Cap Growth Fund		$ 5,986,626	362,991.96	13.72	58,433.44	9.62	45,592.42	9.73
Money Market Fund		$ 8,955,335	451,098.41	14.09	169,899.47	14.16	148,392.23	1.32
Small Company Fund		$ 13,650,255	392,797.88	28.93	61,476.86	20.92	64,607.60	15.44
T Rowe Price Equity Series
Blue Chip Growth Portfolio		$ 1,008,443	108,346.61	7.78	20,409.95	8.11	-	-
Equity Income Portfolio		$ 3,989,982	413,666.02	8.77	39,751.41	9.14	-	-
Health Sciences Portfolio		$ 662,043	55,184.70	10.26	8,969.32	10.70	-	-
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets		$ 1,314,503	116,790.74	10.51	8,271.22	10.52	-	-

(3)	Formerly the Neuberger Berman Fasciano Portfolio.
(4)	Formerly the Neuberger Berman Limited Maturity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 2008

Total Assets and Net Assets:		VariTrak		Estate Provider		Benefit Provider
		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value

Variable Insurance Product Funds
Contrafund Portfolio	$ 9,415,322	485,012.08	17.46	69,144.77	13.73	-	-
Equity Income Portfolio	$ 8,012,660	262,825.41	29.92	16,921.28	8.86	-	-
Growth Portfolio	$ 9,769,916	317,467.55	28.34	87,331.66	8.83	-	-
High Income Portfolio	$ 3,689,610	146,028.24	23.35	32,965.26	8.49	-	-
Index 500 Portfolio	$ 30,847,091	1,076,128.88	23.42	596,872.67	9.46	-	-
Investment Grade Bond Portfolio	$ 6,039,464	348,129.27	13.42	63,426.91	14.43	258,657.37	1.74
Mid Cap Portfolio	$ 3,552,149	297,823.31	11.08	21,760.50	11.56	-	-
Overseas Portfolio	$ 8,774,398	353,161.27	20.81	64,803.63	9.51	436,899.15	1.85
Wells Fargo Variable Trust Funds
Discovery	$ 4,742,257	402,488.90	9.90	33,388.09	11.12	26,102.96	14.83
Opportunity	$ 2,861,143	144,712.21	12.09	30,555.97	12.21	27,598.71	26.70

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation (1)
Investment income:
Dividend income	$ -	$ -	$ -	$ 27,175	$ -
Expenses:
Mortality and expense risk
and administrative charges	10,408	22,156	12,329	103,293	17,498
Net investment income (loss)	(10,408)	(22,156)	(12,329)	(76,118)	(17,498)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	537,389	-	-	-
Net realized gain (loss) from shares sold	60,912	81,895	16,746	787,902	213,757
Net unrealized appreciation (depreciation)
on investments	(836,338)	(1,453,524)	(788,475)	(7,700,702)	(1,501,904)
Net realized and unrealized
gain (loss) on investments	(775,426)	(834,240)	(771,729)	(6,912,800)	(1,288,147)
Increase (decrease) in net assets
resulting from operations	$ (785,834)	$ (856,396)	$ (784,058)	$ (6,988,918)	$ (1,305,645)

(1) Formerly the Alger American Leveraged AllCap Portfolio.

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International	International
	Growth (2)	Value	Value	Value	Growth
Investment income:
Dividend income	$ -	$ -	$ -	$ -	$ -
Expenses:
Mortality and expense risk
and administrative charges	77,515	-	372	1,360	149
Net investment income (loss)	(77,515)	-	(372)	(1,360)	(149)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	127,099	-	-	-	-
Net realized gain (loss) from shares sold	1,282,293	-	137	1,123	135
Net unrealized appreciation (depreciation)
on investments	(6,845,789)	17	36,039	95,818	14,689
Net realized and unrealized
gain (loss) on investments	(5,436,397)	17	36,176	96,941	14,824
Increase (decrease) in net assets
resulting from operations	$ (5,513,912)	$ 17	$ 35,804	$ 95,581	$ 14,675

(2) Formerly the Alger American Small Capitalization Portfolio.

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008

	American Century	American Century	American Century	American Century	American Century
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value
Investment income:
Dividend income	$ 76,189	$ 151,573	$ 34,015	$ -	$ 250,177
Expenses:
Mortality and expense risk
and administrative charges	32,049	25,154	38,643	761	83,458
Net investment income (loss)	44,140	126,419	(4,628)	(761)	166,719
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	456,436	-	399,554	15,454	1,328,188
Net realized gain (loss) from shares sold	(61,944)	(38,517)	90,751	(4,085)	(2,352,698)
Net unrealized appreciation (depreciation)
on investments	(2,008,194)	(189,152)	(2,880,006)	(63,589)	(2,412,705)
Net realized and unrealized
gain (loss) on investments	(1,613,702)	(227,669)	(2,389,701)	(52,220)	(3,437,215)
Increase (decrease) in net assets
resulting from operations	$ (1,569,562)	$ (101,250)	$ (2,394,329)	$ (52,981)	$ (3,270,496)

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008

	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund	Investment Fund
			Developing	Quality	Socially
	Vista	Appreciation	Leaders	Bond	Responsible Growth
Investment income:
Dividend income	$ -	$ 15,848	$ 470	$ 9,369	$ 2,678
Expenses:
Mortality and expense risk
and administrative charges	23,113	7,065	499	1,733	2,871
Net investment income (loss)	(23,113)	8,783	(29)	7,636	(193)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	125,357	59,035	2,816	-	-
Net realized gain (loss) from shares sold	(783,864)	(136,063)	(8,785)	(4,333)	3,967
Net unrealized appreciation (depreciation)
on investments	(1,101,542)	(220,743)	(19,629)	(14,238)	(145,363)
Net realized and unrealized
gain (loss) on investments	(1,760,049)	(297,771)	(25,598)	(18,571)	(141,396)
Increase (decrease) in net assets
resulting from operations	$ (1,783,162)	$ (288,988)	$ (25,627)	$ (10,935)	$ (141,589)

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
	DWS	DWS			Franklin Templeton
	Variable	Variable	DWS	DWS	Variable Insurance
	Series II	Series II	VIT Funds	VIT Funds	Products Trust
	Dreman	Dreman		Small Cap	Foreign
	High Return Equity	Small Cap Value	Equity 500 Index	Index	Securities
Investment income:
Dividend income	$ 7,589	$ 43,481	$ 31,465	$ 6,366	$ 110,611
Expenses:
Mortality and expense risk
and administrative charges	2,469	29,691	3,372	1,001	39,987
Net investment income (loss)	5,120	13,790	28,093	5,365	70,624
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	54,879	1,396,174	-	40,481	452,702
Net realized gain (loss) from shares sold	(36,651)	(2,179,729)	24,280	(13,769)	(1,587,320)
Net unrealized appreciation (depreciation)
on investments	(186,274)	(634,466)	(643,976)	(176,823)	(1,488,121)
Net realized and unrealized
gain (loss) on investments	(168,046)	(1,418,021)	(619,696)	(150,111)	(2,622,739)
Increase (decrease) in net assets
resulting from operations	$ (162,926)	$ (1,404,231)	$ (591,603)	$ (144,746)	$ (2,552,115)

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Mutual Shares	Global Real		Small Cap
	Securities	Estate	Small Cap	Value Securities	US Government
Investment income:
Dividend income	$ 30,392	$ 12,132	$ -	$ 6,290	$ -
Expenses:
Mortality and expense risk
and administrative charges	8,608	10,589	1,791	4,801	1,265
Net investment income (loss)	21,784	1,543	(1,791)	1,489	(1,265)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	43,228	331,348	24,732	43,564	-
Net realized gain (loss) from shares sold	(33,438)	(454,633)	(16,367)	(37,321)	363
Net unrealized appreciation (depreciation)
on investments	(478,919)	(493,424)	(111,779)	(209,282)	31,490
Net realized and unrealized
gain (loss) on investments	(469,129)	(616,709)	(103,414)	(203,039)	31,853
Increase (decrease) in net assets
resulting from operations	$ (447,345)	$ (615,166)	$ (105,205)	$ (201,550)	$ 30,588

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield
Investment income:
Dividend income	$ 77,159	$ 2,524	$ 102,402	$ -	$ 5,980
Expenses:
Mortality and expense risk
and administrative charges	30,836	11,362	5,391	1,749	182
Net investment income (loss)	46,323	(8,838)	97,011	(1,749)	5,798
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	708,978	142,016	-	183,205	-
Net realized gain (loss) from shares sold	15,033	(72,104)	(6,861)	(12,226)	(5,060)
Net unrealized appreciation (depreciation)
on investments	(2,991,022)	(548,083)	(332,957)	(666,954)	(15,223)
Net realized and unrealized
gain (loss) on investments	(2,267,011)	(478,171)	(339,818)	(495,975)	(20,283)
Increase (decrease) in net assets
resulting from operations	$ (2,220,688)	$ (487,009)	$ (242,807)	$ (497,724)	$ (14,485)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
		Small Cap	Short Duration	Mid Cap
	US Real Estate	Growth (3)	Bond (4)	Growth	Partners
Investment income:
Dividend income	$ 8,039	$ -	$ 191,092	$ -	$ 14,705
Expenses:
Mortality and expense risk
and administrative charges	672	21,688	34,192	3,492	20,981
Net investment income (loss)	7,367	(21,688)	156,900	(3,492)	(6,276)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	88,172	91,824	-	-	463,994
Net realized gain (loss) from shares sold	(3,083)	(1,217,805)	(235,425)	11,794	(180,530)
Net unrealized appreciation (depreciation)
on investments	(189,116)	(112,684)	(530,940)	(219,100)	(2,081,876)
Net realized and unrealized
gain (loss) on investments	(104,027)	(1,238,665)	(766,365)	(207,306)	(1,798,412)
Increase (decrease) in net assets
resulting from operations	$ (96,660)	$ (1,260,353)	$ (609,465)	$ (210,798)	$ (1,804,688)

(3)	Fomerly the Neuberger Berman Fasciano Portfolio.
(4)	Fomerly the Neuberger Berman Limited Maturity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
	STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
		Sentinel	Sentinel	Sentinel
		Variable	Variable	Variable
	Oppenheimer	Products Trust	Products Trust	Products Trust
				Common
	Balanced / VA	Balanced	Bond	Stock
Investment income:
Dividend income	$ -	$ 117,128	$ 214,585	$ 353,158
Expenses:
Mortality and expense risk
and administrative charges	-	35,730	53,030	283,791
Net investment income (loss)	-	81,398	161,555	69,367
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	13,862	-	-
Net realized gain (loss) from shares sold	-	(39,151)	42	1,787,019
Net unrealized appreciation (depreciation)
on investments	14	(1,192,157)	(28,985)	(14,254,650)
Net realized and unrealized
gain (loss) on investments	14	(1,217,446)	(28,943)	(12,467,631)
Increase (decrease) in net assets
resulting from operations	$ 14	$ (1,136,048)	$ 132,612	$ (12,398,264)

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
	Sentinel	Sentinel	Sentinel	T Rowe Price	T Rowe Price
	Variable	Variable	Variable	Equity	Equity
	Products Trust	Products Trust	Products Trust	Series	Series
	Mid Cap	Money	Small	Blue Chip	Equity
	Growth	Market	Company	Growth	Income
Investment income:
Dividend income	$ -	$ 148,052	$ 44,739	$ 1,488	$ 45,041
Expenses:
Mortality and expense risk
and administrative charges	80,231	87,708	150,060	37,701	10,054
Net investment income (loss)	(80,231)	60,344	(105,321)	(36,213)	34,987
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	188,725	-	27,024
Net realized gain (loss) from shares sold	536,250	-	(1,298,560)	(1,436,132)	(66,937)
Net unrealized appreciation (depreciation)
on investments	(5,816,369)	159	(5,524,856)	(985,454)	(324,959)
Net realized and unrealized
gain (loss) on investments	(5,280,119)	159	(6,634,691)	(2,421,586)	(364,872)
Increase (decrease) in net assets
resulting from operations	$ (5,360,350)	$ 60,503	$ (6,740,012)	$ (2,457,799)	$ (329,885)

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
	T Rowe Price	Van Eck	Variable	Variable	Variable
	Equity	Worldwide	Insurance	Insurance	Insurance
	Series	Ins Tr	Product Funds	Product Funds	Product Funds
	Health	Emerging		Equity
	Sciences	Markets	Contrafund	Income	Growth
Investment income:
Dividend income	$ -	$ -	$ 136,047	$ 296,388	$ 124,778
Expenses:
Mortality and expense risk
and administrative charges	6,087	820	118,486	118,616	135,968
Net investment income (loss)	(6,087)	(820)	17,561	177,772	(11,190)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	8,158	-	389,215	14,009	-
Net realized gain (loss) from shares sold	(7,313)	1,512	(484,545)	(2,200,299)	977,835
Net unrealized appreciation (depreciation)
on investments	(239,045)	75,585	(7,067,167)	(5,082,421)	(9,986,059)
Net realized and unrealized
gain (loss) on investments	(238,200)	77,097	(7,162,497)	(7,268,711)	(9,008,224)
Increase (decrease) in net assets
resulting from operations	$ (244,287)	$ 76,277	$ (7,144,936)	$ (7,090,939)	$ (9,019,414)

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2008
	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	High		Investment
	Income	Index 500	Grade Bond	Mid Cap	Overseas
Investment income:
Dividend income	$ 406,042	$ 930,300	$ 319,690	$ 20,351	$ 341,281
Expenses:
Mortality and expense risk
and administrative charges	46,433	364,638	63,387	25,466	120,128
Net investment income (loss)	359,609	565,662	256,303	(5,115)	221,153
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	464,810	6,208	452,232	1,800,126
Net realized gain (loss) from shares sold	(466,521)	878,513	(144,878)	(295,558)	(66,725)
Net unrealized appreciation (depreciation)
on investments	(1,259,648)	(20,739,143)	(461,759)	(1,380,790)	(10,191,588)
Net realized and unrealized
gain (loss) on investments	(1,726,169)	(19,395,820)	(600,429)	(1,224,116)	(8,458,187)
Increase (decrease) in net assets
resulting from operations	$ (1,366,560)	$ (18,830,158)	$ (344,126)	$ (1,229,231)	$ (8,237,034)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Wells Fargo	Wells Fargo
	Variable	Variable
	Trust Funds	Trust Funds
	Discovery	Opportunity
Investment income:
Dividend income	$ -	$ 82,037
Expenses:
Mortality and expense risk
and administrative charges	61,773	30,649
Net investment income (loss)	(61,773)	51,388
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	968,313
Net realized gain (loss) from shares sold	622,566	(354,219)
Net unrealized appreciation (depreciation)
on investments	(4,511,382)	(2,651,667)
Net realized and unrealized
gain (loss) on investments	(3,888,816)	(2,037,573)
Increase (decrease) in net assets
resulting from operations	$ (3,950,589)	$ (1,986,185)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation (1)

Net investment income (loss)	$ (10,408)	$ (22,156)	$ (12,329)	$ (76,118)	$ (17,498)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	537,389	-	-	-
Net realized gain (loss) from shares sold	60,912	81,895	16,746	787,902	213,757
Net unrealized appreciation (depreciation)
on investments	(836,338)	(1,453,524)	(788,475)	(7,700,702)	(1,501,904)

Net realized and unrealized
gain (loss) on investments	(775,426)	(834,240)	(771,729)	(6,912,800)	(1,288,147)

Increase (decrease) in net assets
resulting from operations	(785,834)	(856,396)	(784,058)	(6,988,918)	(1,305,645)

Accumulation unit transactions:
Participant deposits	155,151	389,003	249,762	1,567,957	283,192
Transfers between investment
sub-accounts and general account, net	(24,692)	(123,448)	29,643	2,892,846	1,840
Net surrenders and lapses	(84,976)	(93,580)	(118,339)	(1,158,423)	(212,397)
Contract benefits	-	(103)	-	(41,359)	-
Loan interest received	2,488	6,967	2,275	55,767	3,536
Transfers for policy loans	(16,768)	(37,902)	(19,075)	(260,257)	(29,755)
Contract charges	(95,683)	(207,207)	(130,489)	(978,867)	(151,932)
Other	346	1,584	1,118	31,728	635

Total net accumulation unit transactions	(64,134)	(64,686)	14,895	2,109,392	(104,881)

Increase (decrease) in net assets	(849,968)	(921,082)	(769,163)	(4,879,526)	(1,410,526)

Net assets, beginning of period	1,637,944	$ 2,957,254	$ 1,747,859	$ 15,975,209	$ 2,895,641

Net assets, end of period	$ 787,976	$ 2,036,172	$ 978,696	$ 11,095,683	$ 1,485,115

	(1)	Formerly the Alger American Leveraged AllCap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International	International
	Growth (2)	Value	Value	Value	Growth

Net investment income (loss)	$ (77,515)	$ -	$ (372)	$ (1,360)	$ (149)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	127,099	-	-	-	-
Net realized gain (loss) from shares sold	1,282,293	-	137	1,123	135
Net unrealized appreciation (depreciation)
on investments	(6,845,789)	17	36,039	95,818	14,689

Net realized and unrealized
gain (loss) on investments	(5,436,397)	17	36,176	96,941	14,824

Increase (decrease) in net assets
resulting from operations	(5,513,912)	17	35,804	95,581	14,675

Accumulation unit transactions:
Participant deposits	911,209	388	7,262	29,541	2,800
Transfers between investment
sub-accounts and general account, net	(77,712)	-	559,201	1,989,454	220,181
Net surrenders and lapses	(858,284)	-	(3,991)	(9,943)	(638)
Contract benefits	(35,432)	-	-	-	-
Loan interest received	39,458	-	112	543	-
Transfers for policy loans	(101,991)	-	(4,539)	(6,814)	24
Contract charges	(638,570)	-	(3,219)	(15,932)	(1,806)
Other	35,341	1	23,236	118,364	9,883

Total net accumulation unit transactions	(725,981)	389	578,062	2,105,213	230,444

Increase (decrease) in net assets	(6,239,893)	406	613,866	2,200,794	245,119

Net assets, beginning of period	12,210,328	$ -	$ -	$ -	$ -

Net assets, end of period	$ 5,970,435	$ 406	$ 613,866	$ 2,200,794	$ 245,119

	(2)	Formerly the Alger American Small Capitalization Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	American Century	American Century	American Century	American Century	American Century
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value

Net investment income (loss)	$ 44,140	$ 126,419	$ (4,628)	$ (761)	$ 166,719

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	456,436	-	399,554	15,454	1,328,188
Net realized gain (loss) from shares sold	(61,944)	(38,517)	90,751	(4,085)	(2,352,698)
Net unrealized appreciation (depreciation)
on investments	(2,008,194)	(189,152)	(2,880,006)	(63,589)	(2,412,705)

Net realized and unrealized
gain (loss) on investments	(1,613,702)	(227,669)	(2,389,701)	(52,220)	(3,437,215)

Increase (decrease) in net assets
resulting from operations	(1,569,562)	(101,250)	(2,394,329)	(52,981)	(3,270,496)

Accumulation unit transactions:
Participant deposits	493,810	416,271	819,598	18,986	1,440,255
Transfers between investment
sub-accounts and general account, net	(241,519)	(1,094,789)	910,132	4,890	(1,792,766)
Net surrenders and lapses	(265,305)	(178,673)	(153,934)	(601)	(559,528)
Contract benefits	(1,647)	(2,218)	(7,392)	-	(10,643)
Loan interest received	9,033	8,017	10,929	-	18,691
Transfers for policy loans	(112,340)	(59,309)	(61,863)	-	(153,405)
Contract charges	(335,327)	(220,711)	(362,427)	(12,581)	(787,354)
Other	1,308	2,777	2,757	94	4,272

Total net accumulation unit transactions	(451,987)	(1,128,635)	1,157,800	10,788	(1,840,478)

Increase (decrease) in net assets	(2,021,549)	(1,229,885)	(1,236,529)	(42,193)	(5,110,974)

Net assets, beginning of period	$ 4,765,808	$ 2,768,409	$ 5,015,237	$ 118,976	$ 11,778,021

Net assets, end of period	$ 2,744,259	$ 1,538,524	$ 3,778,708	$ 76,783	$ 6,667,047

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund	Investment Fund
			Developing	Quality	Socially
	Vista	Appreciation	Leaders	Bond	Responsible Growth

Net investment income (loss)	$ (23,113)	$ 8,783	$ (29)	$ 7,636	$ (193)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	125,357	59,035	2,816	-	-
Net realized gain (loss) from shares sold	(783,864)	(136,063)	(8,785)	(4,333)	3,967
Net unrealized appreciation (depreciation)
on investments	(1,101,542)	(220,743)	(19,629)	(14,238)	(145,363)

Net realized and unrealized
gain (loss) on investments	(1,760,049)	(297,771)	(25,598)	(18,571)	(141,396)

Increase (decrease) in net assets
resulting from operations	(1,783,162)	(288,988)	(25,627)	(10,935)	(141,589)

Accumulation unit transactions:
Participant deposits	469,205	176,644	20,878	35,068	55,722
Transfers between investment
sub-accounts and general account, net	(996,449)	(70,322)	(1,155)	19,004	(2,329)
Net surrenders and lapses	(102,500)	(35,980)	(398)	(9,653)	(21,860)
Contract benefits	(203)	(217)	-	-	-
Loan interest received	5,091	1,550	1	344	560
Transfers for policy loans	(60,821)	(24,878)	(42)	10,184	(8,113)
Contract charges	(194,297)	(66,030)	(6,140)	(21,442)	(39,052)
Other	2,082	1,446	(3)	38	151

Total net accumulation unit transactions	(877,892)	(17,787)	13,141	33,543	(14,921)

Increase (decrease) in net assets	(2,661,054)	(306,775)	(12,486)	22,608	(156,510)

Net assets, beginning of period	$ 3,293,255	$ 846,606	$ 58,618	$ 184,415	$ 408,469

Net assets, end of period	$ 632,201	$ 539,831	$ 46,132	$ 207,023	$ 251,959

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	DWS	DWS			Franklin Templeton
	Variable	Variable	DWS	DWS	Variable Insurance
	Series II	Series II	VIT Funds	VIT Funds	Products Trust
	Dreman	Dreman		Small Cap	Foreign
	High Return Equity	Small Cap Value	Equity 500 Index	Index	Securities

Net investment income (loss)	$ 5,120	$ 13,790	$ 28,093	$ 5,365	$ 70,624

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	54,879	1,396,174	-	40,481	452,702
Net realized gain (loss) from shares sold	(36,651)	(2,179,729)	24,280	(13,769)	(1,587,320)
Net unrealized appreciation (depreciation)
on investments	(186,274)	(634,466)	(643,976)	(176,823)	(1,488,121)

Net realized and unrealized
gain (loss) on investments	(168,046)	(1,418,021)	(619,696)	(150,111)	(2,622,739)

Increase (decrease) in net assets
resulting from operations	(162,926)	(1,404,231)	(591,603)	(144,746)	(2,552,115)

Accumulation unit transactions:
Participant deposits	37,712	574,947	71,430	15,587	747,275
Transfers between investment
sub-accounts and general account, net	(75,125)	(165,440)	63,132	(17,809)	(1,725,557)
Net surrenders and lapses	(37,430)	(168,392)	(66,335)	(16,646)	(165,244)
Contract benefits	-	(2,382)	-	-	(6,587)
Loan interest received	432	5,717	-	-	8,423
Transfers for policy loans	(5,701)	(61,615)	-	(1,007)	(55,482)
Contract charges	(20,927)	(266,021)	(43,803)	(4,850)	(342,037)
Other	115	2,071	(62)	(165)	3,246

Total net accumulation unit transactions	(100,924)	(81,115)	24,362	(24,890)	(1,535,963)

Increase (decrease) in net assets	(263,850)	(1,485,346)	(567,241)	(169,636)	(4,088,078)

Net assets, beginning of period	$ 433,098	$ 3,799,012	$ 1,570,852	$ 448,720	$ 5,582,930

Net assets, end of period	$ 169,248	$ 2,313,666	$ 1,003,611	$ 279,084	$ 1,494,852

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Mutual Shares	Global Real		Small Cap
	Securities	Estate	Small Cap	Value Securities	US Government

Net investment income (loss)	$ 21,784	$ 1,543	$ (1,791)	$ 1,489	$ (1,265)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	43,228	331,348	24,732	43,564	-
Net realized gain (loss) from shares sold	(33,438)	(454,633)	(16,367)	(37,321)	363
Net unrealized appreciation (depreciation)
on investments	(478,919)	(493,424)	(111,779)	(209,282)	31,490

Net realized and unrealized
gain (loss) on investments	(469,129)	(616,709)	(103,414)	(203,039)	31,853

Increase (decrease) in net assets
resulting from operations	(447,345)	(615,166)	(105,205)	(201,550)	30,588

Accumulation unit transactions:
Participant deposits	132,831	194,784	42,553	86,471	29,635
Transfers between investment
sub-accounts and general account, net	(89,704)	(30,864)	7,938	(10,480)	1,970,091
Net surrenders and lapses	(76,031)	(143,071)	(7,579)	(22,523)	(6,561)
Contract benefits	-	-	-	(764)	-
Loan interest received	671	4,098	153	521	425
Transfers for policy loans	(5,940)	(18,673)	(7,414)	(16,741)	(398)
Contract charges	(81,072)	(104,616)	(24,731)	(41,056)	(16,252)
Other	848	2,292	52	367	1,721

Total net accumulation unit transactions	(118,397)	(96,050)	10,972	(4,205)	1,978,661

Increase (decrease) in net assets	(565,742)	(711,216)	(94,233)	(205,755)	2,009,249

Net assets, beginning of period	$ 1,289,364	$ 1,523,391	$ 233,350	$ 608,856	$ -

Net assets, end of period	$ 723,622	$ 812,175	$ 139,117	$ 403,101	$ 2,009,249

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield

Net investment income (loss)	$ 46,323	$ (8,838)	$ 97,011	$ (1,749)	$ 5,798

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	708,978	142,016	-	183,205	-
Net realized gain (loss) from shares sold	15,033	(72,104)	(6,861)	(12,226)	(5,060)
Net unrealized appreciation (depreciation)
on investments	(2,991,022)	(548,083)	(332,957)	(666,954)	(15,223)

Net realized and unrealized
gain (loss) on investments	(2,267,011)	(478,171)	(339,818)	(495,975)	(20,283)

Increase (decrease) in net assets
resulting from operations	(2,220,688)	(487,009)	(242,807)	(497,724)	(14,485)

Accumulation unit transactions:
Participant deposits	504,374	174,448	55,473	23,257	4,006
Transfers between investment
sub-accounts and general account, net	(35,230)	(80,872)	10,718	29,680	(10,832)
Net surrenders and lapses	(215,164)	(97,143)	(13,719)	(72,579)	(13,259)
Contract benefits	-	(973)	-	-	-
Loan interest received	5,245	1,623	-	-	-
Transfers for policy loans	(58,187)	(10,777)	(8,185)	(4,555)	-
Contract charges	(284,076)	(114,140)	(22,388)	(12,493)	(927)
Other	1,204	(26)	56	(204)	11

Total net accumulation unit transactions	(81,834)	(127,860)	21,955	(36,894)	(21,001)

Increase (decrease) in net assets	(2,302,522)	(614,869)	(220,852)	(534,618)	(35,486)

Net assets, beginning of period	5,382,169	$ 1,600,289	$ 2,480,314	$ 901,580	$ 81,686

Net assets, end of period	$ 3,079,647	$ 985,420	$ 2,259,462	$ 366,962	$ 46,200

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
		Small Cap	Lehman Bros Short	Mid Cap
	US Real Estate	Growth (3)	Duration Bond (4)	Growth	Partners

Net investment income (loss)	$ 7,367	$ (21,688)	$ 156,900	$ (3,492)	$ (6,276)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	88,172	91,824	-	-	463,994
Net realized gain (loss) from shares sold	(3,083)	(1,217,805)	(235,425)	11,794	(180,530)
Net unrealized appreciation (depreciation)
on investments	(189,116)	(112,684)	(530,940)	(219,100)	(2,081,876)

Net realized and unrealized
gain (loss) on investments	(104,027)	(1,238,665)	(766,365)	(207,306)	(1,798,412)

Increase (decrease) in net assets
resulting from operations	(96,660)	(1,260,353)	(609,465)	(210,798)	(1,804,688)

Accumulation unit transactions:
Participant deposits	6,127	460,852	596,652	51,291	267,831
Transfers between investment
sub-accounts and general account, net	(6,401)	(1,248,820)	(592,345)	70,766	(127,990)
Net surrenders and lapses	(18,914)	(68,276)	(162,935)	(63,129)	(207,820)
Contract benefits	-	(6,459)	(7,550)	-	(6,142)
Loan interest received	-	6,027	8,677	524	4,696
Transfers for policy loans	(2,262)	(39,756)	(44,649)	(2,505)	(49,628)
Contract charges	(5,274)	(195,512)	(315,538)	(29,344)	(174,296)
Other	(19)	1,189	4,057	407	886

Total net accumulation unit transactions	(26,743)	(1,090,755)	(513,631)	28,010	(292,463)

Increase (decrease) in net assets	(123,403)	(2,351,108)	(1,123,096)	(182,788)	(2,097,151)

Net assets, beginning of period	280,100	$ 2,780,930	$ 3,813,895	$ 452,078	$ 3,751,000

Net assets, end of period	$ 156,697	$ 429,822	$ 2,690,799	$ 269,290	$ 1,653,849

(3)	Formerly the Neuberger Berman Fasciano Portfolio.
(4)	Formerly the Neuberger Berman Limited Maturity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

		Sentinel	Sentinel	Sentinel
		Variable	Variable	Variable
	Oppenheimer	Products Trust	Products Trust	Products Trust
				Common
	Balanced / VA	Balanced	Bond	Stock

Net investment income (loss)	$ -	$ 81,398	$ 161,555	$ 69,367

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	13,862	-	-
Net realized gain (loss) from shares sold	-	(39,151)	42	1,787,019
Net unrealized appreciation (depreciation)
on investments	14	(1,192,157)	(28,985)	(14,254,650)

Net realized and unrealized
gain (loss) on investments	14	(1,217,446)	(28,943)	(12,467,631)

Increase (decrease) in net assets
resulting from operations	14	(1,136,048)	132,612	(12,398,264)

Accumulation unit transactions:
Participant deposits	388	641,848	789,905	4,013,620
Transfers between investment
sub-accounts and general account, net	-	(143,012)	(760,869)	(1,158,233)
Net surrenders and lapses	-	(280,330)	(461,187)	(2,931,672)
Contract benefits	-	(7,488)	(26,027)	(61,679)
Loan interest received	-	17,488	16,402	112,595
Transfers for policy loans	-	(50,497)	(118,793)	(770,291)
Contract charges	-	(499,810)	(508,648)	(2,707,385)
Other	-	10,409	9,088	81,347

Total net accumulation unit transactions	388	(311,392)	(1,060,129)	(3,421,698)

Increase (decrease) in net assets	402	(1,447,440)	(927,517)	(15,819,962)

Net assets, beginning of period	-	4,790,129	$ 6,318,135	$ 38,805,442

Net assets, end of period	$ 402	$ 3,342,689	$ 5,390,618	$ 22,985,480

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Sentinel	Sentinel	Sentinel	T Rowe Price	T Rowe Price
	Variable	Variable	Variable	Equity	Equity
	Products Trust	Products Trust	Products Trust	Series	Series
	Mid Cap	Money	Small	Blue Chip	Equity
	Growth	Market	Company	Growth	Income

Net investment income (loss)	$ (80,231)	$ 60,344	$ (105,321)	$ (36,213)	$ 34,987

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	188,725	-	27,024
Net realized gain (loss) from shares sold	536,250	-	(1,298,560)	(1,436,132)	(66,937)
Net unrealized appreciation (depreciation)
on investments	(5,816,369)	159	(5,524,856)	(985,454)	(324,959)

Net realized and unrealized
gain (loss) on investments	(5,280,119)	159	(6,634,691)	(2,421,586)	(364,872)

Increase (decrease) in net assets
resulting from operations	(5,360,350)	60,503	(6,740,012)	(2,457,799)	(329,885)

Accumulation unit transactions:
Participant deposits	1,146,860	3,244,901	2,222,024	765,677	179,385
Transfers between investment
sub-accounts and general account, net	(370,747)	1,075,761	(482,298)	(1,805,123)	3,306,455
Net surrenders and lapses	(734,429)	(4,613,031)	(1,199,668)	(149,032)	(36,193)
Contract benefits	(7,077)	-	(31,748)	(13,133)	-
Loan interest received	26,517	25,041	42,206	10,526	1,489
Transfers for policy loans	(323,691)	2,870,288	(288,272)	(43,665)	(27,131)
Contract charges	(720,242)	(1,274,933)	(1,272,772)	(350,148)	(81,123)
Other	12,878	6,891	27,824	210	533

Total net accumulation unit transactions	(969,931)	1,334,918	(982,704)	(1,584,688)	3,343,415

Increase (decrease) in net assets	(6,330,281)	1,395,421	(7,722,716)	(4,042,487)	3,013,530

Net assets, beginning of period	12,316,907	7,559,914	$ 21,372,971	$ 5,050,930	$ 976,452

Net assets, end of period	$ 5,986,626	$ 8,955,335	$ 13,650,255	$ 1,008,443	$ 3,989,982

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	T Rowe Price		Variable	Variable	Variable
	Equity	Van Eck Worldwide	Insurance	Insurance	Insurance
	Series	Insurance Trust	Product Funds	Product Funds	Product Funds
	Health	Emerging		Equity
	Sciences	Markets	Contrafund	Income	Growth

Net investment income (loss)	$ (6,087)	$ (820)	$ 17,561	$ 177,772	$ (11,190)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	8,158	-	389,215	14,009	-
Net realized gain (loss) from shares sold	(7,313)	1,512	(484,545)	(2,200,299)	977,835
Net unrealized appreciation (depreciation)
on investments	(239,045)	75,585	(7,067,167)	(5,082,421)	(9,986,059)

Net realized and unrealized
gain (loss) on investments	(238,200)	77,097	(7,162,497)	(7,268,711)	(9,008,224)

Increase (decrease) in net assets
resulting from operations	(244,287)	76,277	(7,144,936)	(7,090,939)	(9,019,414)

Accumulation unit transactions:
Participant deposits	131,064	17,570	1,614,823	1,659,392	1,860,485
Transfers between investment
sub-accounts and general account, net	83,774	1,192,463	(99,452)	(923,781)	(129,151)
Net surrenders and lapses	(20,728)	(5,835)	(866,034)	(1,223,400)	(1,385,553)
Contract benefits	-	-	(9,305)	(15,042)	(25,520)
Loan interest received	1,586	302	34,995	40,698	72,447
Transfers for policy loans	(3,746)	(3,802)	(142,799)	(221,319)	(273,800)
Contract charges	(50,288)	(9,608)	(1,045,331)	(1,167,108)	(1,224,301)
Other	988	47,136	20,343	50,441	48,511

Total net accumulation unit transactions	142,650	1,238,226	(492,760)	(1,800,119)	(1,056,882)

Increase (decrease) in net assets	(101,637)	1,314,503	(7,637,696)	(8,891,058)	(10,076,296)

Net assets, beginning of period	763,680	-	17,053,018	$ 16,903,718	$ 19,846,212

Net assets, end of period	$ 662,043	$ 1,314,503	$ 9,415,322	$ 8,012,660	$ 9,769,916

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	High		Investment
	Income	Index 500	Grade Bond	Mid Cap	Overseas

Net investment income (loss)	$ 359,609	$ 565,662	$ 256,303	$ (5,115)	$ 221,153

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	464,810	6,208	452,232	1,800,126
Net realized gain (loss) from shares sold	(466,521)	878,513	(144,878)	(295,558)	(66,725)
Net unrealized appreciation (depreciation)
on investments	(1,259,648)	(20,739,143)	(461,759)	(1,380,790)	(10,191,588)

Net realized and unrealized
gain (loss) on investments	(1,726,169)	(19,395,820)	(600,429)	(1,224,116)	(8,458,187)

Increase (decrease) in net assets
resulting from operations	(1,366,560)	(18,830,158)	(344,126)	(1,229,231)	(8,237,034)

Accumulation unit transactions:
Participant deposits	620,775	5,787,421	1,065,422	492,232	1,608,265
Transfers between investment
sub-accounts and general account, net	(624,166)	(444,648)	(1,378,808)	1,400,474	(1,222,798)
Net surrenders and lapses	(644,098)	(4,053,788)	(539,085)	(186,110)	(1,111,354)
Contract benefits	(16,652)	(18,833)	(1,490)	-	(29,815)
Loan interest received	17,036	111,763	22,447	6,659	48,408
Transfers for policy loans	(48,774)	(633,793)	(64,163)	(67,894)	(210,738)
Contract charges	(452,188)	(3,579,526)	(629,348)	(235,449)	(980,677)
Other	14,565	28,422	6,179	2,668	42,850

Total net accumulation unit transactions	(1,133,502)	(2,802,982)	(1,518,846)	1,412,580	(1,855,859)

Increase (decrease) in net assets	(2,500,062)	(21,633,140)	(1,862,972)	183,349	(10,092,893)

Net assets, beginning of period	6,189,672	$ 52,480,231	7,902,436	$ 3,368,800	$ 18,867,291

Net assets, end of period	$ 3,689,610	$ 30,847,091	$ 6,039,464	$ 3,552,149	$ 8,774,398

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Wells Fargo	Wells Fargo
	Variable	Variable
	Trust Funds	Trust Funds

	Discovery	Opportunity

Net investment income (loss)	$ (61,773)	$ 51,388

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	968,313
Net realized gain (loss) from shares sold	622,566	(354,219)
Net unrealized appreciation (depreciation)
on investments	(4,511,382)	(2,651,667)

Net realized and unrealized
gain (loss) on investments	(3,888,816)	(2,037,573)

Increase (decrease) in net assets
resulting from operations	(3,950,589)	(1,986,185)

Accumulation unit transactions:
Participant deposits	901,218	427,914
Transfers between investment
sub-accounts and general account, net	(285,807)	(291,788)
Net surrenders and lapses	(690,298)	(303,721)
Contract benefits	(2,480)	(2,184)
Loan interest received	30,997	6,800
Transfers for policy loans	(183,654)	(58,454)
Contract charges	(587,505)	(271,570)
Other	4,299	1,683

Total net accumulation unit transactions	(813,230)	(491,320)

Increase (decrease) in net assets	(4,763,819)	(2,477,505)

Net assets, beginning of period	$ 9,506,076	$ 5,338,648

Net assets, end of period	$ 4,742,257	$ 2,861,143

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Leveraged
	Dynamics	Global Health Care	Technology	Growth	All Cap

Net investment income (loss)	$ (14,271)	$ (24,723)	$ (15,306)	$ (76,443)	$ (19,082)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	193,203	142,713	109,486	1,271,769	234,982
Net unrealized appreciation (depreciation)
on investments	9,302	175,745	15,743	1,434,446	452,131

Net realized and unrealized
gain (loss) on investments	202,505	318,458	125,229	2,706,215	687,113

Increase (decrease) in net assets
resulting from operations	188,234	293,735	109,923	2,629,772	668,031

Accumulation unit transactions:
Participant deposits	177,467	442,544	295,048	1,691,442	301,718
Transfers between investment
sub-accounts and general account, net	(131,083)	(125,765)	(93,478)	(580,920)	399,308
Net surrenders and lapses	(111,310)	(116,811)	(103,598)	(1,050,981)	(90,906)
Contract benefits	(5,252)	(31,223)	-	(2,692)	(19,495)
Loan interest received	2,073	5,649	1,963	39,807	1,985
Transfers for policy loans	(19,734)	(57,903)	(14,973)	(253,059)	(32,886)
Contract charges	(104,566)	(203,053)	(135,259)	(1,003,099)	(137,078)
Other	45	(329)	63	470	(799)

Total net accumulation unit transactions	(192,360)	(86,891)	(50,234)	(1,159,032)	421,847

Increase (decrease) in net assets	(4,126)	206,844	59,689	1,470,740	1,089,878

Net assets, beginning of period	1,642,070	$ 2,750,410	$ 1,688,170	$ 14,504,469	$ 1,805,763

Net assets, end of period	$ 1,637,944	$ 2,957,254	$ 1,747,859	$ 15,975,209	$ 2,895,641

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

		American Century	American Century	American Century	American Century
	Alger American Fund	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
		Income &	Inflation
	Small Cap	Growth	Protection	International	Ultra

Net investment income (loss)	$ (102,302)	$ 45,881	$ 91,477	$ (11,598)	$ (732)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	1,476,353	336,629	(10,395)	403,053	802
Net unrealized appreciation (depreciation)
on investments	405,296	(426,640)	125,929	282,725	17,964

Net realized and unrealized
gain (loss) on investments	1,881,649	(90,011)	115,534	685,778	18,766

Increase (decrease) in net assets
resulting from operations	1,779,347	(44,130)	207,011	674,180	18,034

Accumulation unit transactions:
Participant deposits	1,046,153	576,062	463,182	814,117	15,115
Transfers between investment
sub-accounts and general account, net	(286,298)	19,888	403,686	336,620	10,110
Net surrenders and lapses	(737,011)	(250,200)	(80,939)	(174,085)	(266)
Contract benefits	(8,229)	(7,466)	(16,367)	-	-
Loan interest received	30,791	7,024	2,635	7,187	-
Transfers for policy loans	(155,969)	(43,246)	(23,446)	(64,159)	-
Contract charges	(685,264)	(355,091)	(164,543)	(308,394)	(7,701)
Other	(200)	(842)	976	(398)	(3)

Total net accumulation unit transactions	(796,027)	(53,871)	585,184	610,888	17,255

Increase (decrease) in net assets	983,320	(98,001)	792,195	1,285,068	35,289

Net assets, beginning of period	11,227,008	$ 4,863,809	$ 1,976,214	$ 3,730,169	$ 83,687

Net assets, end of period	$ 12,210,328	$ 4,765,808	$ 2,768,409	$ 5,015,237	$ 118,976

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond

Net investment income (loss)	$ 91,218	$ (30,213)	$ 29,472	$ (123)	$ 6,703

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	999,073	-	-	6,071	-
Net realized gain (loss) from shares sold	190,573	607,211	415,770	(2,054)	(100)
Net unrealized appreciation (depreciation)
on investments	(2,007,599)	520,014	(331,659)	(11,139)	(2,360)

Net realized and unrealized
gain (loss) on investments	(817,953)	1,127,225	84,111	(7,122)	(2,460)

Increase (decrease) in net assets
resulting from operations	(726,735)	1,097,012	113,583	(7,245)	4,243

Accumulation unit transactions:
Participant deposits	1,679,560	583,533	436,540	19,490	34,764
Transfers between investment
sub-accounts and general account, net	60,177	(1,185,228)	(2,465,299)	8,560	26,332
Net surrenders and lapses	(547,449)	(113,518)	(87,374)	(2,248)	(695)
Contract benefits	(9,183)	(9,615)	(11,017)	-	-
Loan interest received	16,664	4,562	2,894	-	3
Transfers for policy loans	(151,566)	(30,024)	(26,349)	(279)	(11,267)
Contract charges	(806,804)	(224,376)	(154,308)	(5,976)	(16,168)
Other	(2,944)	(1,278)	(2,298)	3	17

Total net accumulation unit transactions	238,455	(975,944)	(2,307,211)	19,550	32,986

Increase (decrease) in net assets	(488,280)	121,068	(2,193,628)	12,305	37,229

Net assets, beginning of period	12,266,301	$ 3,172,187	$ 3,040,234	$ 46,313	$ 147,186

Net assets, end of period	$ 11,778,021	$ 3,293,255	$ 846,606	$ 58,618	$ 184,415

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II (1)	Series II (1)	VIP Funds (1)	VIP Funds (1)
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	High Return Equity	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$ (1,271)	$ 492	$ (12,794)	$ 20,057	$ 732

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	3,532	255,587	11,954	-
Net realized gain (loss) from shares sold	21,361	9,786	77,732	181,157	46,135
Net unrealized appreciation (depreciation)
on investments	5,951	(28,571)	(365,816)	(128,197)	(59,099)

Net realized and unrealized
gain (loss) on investments	27,312	(15,253)	(32,497)	64,914	(12,964)

Increase (decrease) in net assets
resulting from operations	26,041	(14,761)	(45,291)	84,971	(12,232)

Accumulation unit transactions:
Participant deposits	61,389	47,142	447,596	120,061	25,081
Transfers between investment
sub-accounts and general account, net	(7,517)	29,362	2,162,729	(197,976)	276,707
Net surrenders and lapses	(18,979)	(1,495)	(126,912)	(221,507)	(118,770)
Contract benefits	(374)	-	(10,589)	-	-
Loan interest received	275	702	2,660	-	-
Transfers for policy loans	(7,972)	(2,717)	(38,932)	-	-
Contract charges	(36,043)	(25,080)	(178,867)	(42,968)	(4,011)
Other	9	110	(97)	66	29

Total net accumulation unit transactions	(9,212)	48,024	2,257,588	(342,324)	179,036

Increase (decrease) in net assets	16,829	33,263	2,212,297	(257,353)	166,804

Net assets, beginning of period	391,640	$ 399,835	$ 1,586,715	$ 1,828,205	$ 281,916

Net assets, end of period	$ 408,469	$ 433,098	$ 3,799,012	$ 1,570,852	$ 448,720

(1)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real		Small Cap
	Securities	Securities	Estate (2)	Small Cap	Value Securities

Net investment income (loss)	$ 49,961	$ 6,691	$ 22,477	$ (1,794)	$ (1,725)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	212,628	43,542	115,496	13,891	41,497
Net realized gain (loss) from shares sold	263,348	53,396	12,136	8,928	64,054
Net unrealized appreciation (depreciation)
on investments	131,939	(80,227)	(549,623)	(5,915)	(117,740)

Net realized and unrealized
gain (loss) on investments	607,915	16,711	(421,991)	16,904	(12,189)

Increase (decrease) in net assets
resulting from operations	657,876	23,402	(399,514)	15,110	(13,914)

Accumulation unit transactions:
Participant deposits	798,320	156,402	256,276	44,811	115,980
Transfers between investment
sub-accounts and general account, net	525,634	149,513	265,138	39,356	(22,979)
Net surrenders and lapses	(169,926)	(23,476)	(133,163)	(3,059)	(105,108)
Contract benefits	-	-	(5,674)	-	-
Loan interest received	7,117	319	1,928	76	1,044
Transfers for policy loans	(40,784)	(8,190)	(42,400)	(1,038)	(6,798)
Contract charges	(311,081)	(80,595)	(117,491)	(20,626)	(45,253)
Other	(302)	202	(748)	153	(645)

Total net accumulation unit transactions	808,978	194,175	223,866	59,673	(63,759)

Increase (decrease) in net assets	1,466,854	217,577	(175,648)	74,783	(77,673)

Net assets, beginning of period	4,116,076	$ 1,071,787	$ 1,699,039	$ 158,567	$ 686,529

Net assets, end of period	$ 5,582,930	$ 1,289,364	$ 1,523,391	$ 233,350	$ 608,856

	(2)	Formerly known as Franklin Real Estate Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield

Net investment income (loss)	$ 5,799	$ (15,111)	$ 1,135	$ (150)	$ 6,351

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	83,157	-	29,442	-
Net realized gain (loss) from shares sold	391,918	68,602	(1,105)	97,106	(250)
Net unrealized appreciation (depreciation)
on investments	(76,490)	(250,543)	88,023	18,874	(3,310)

Net realized and unrealized
gain (loss) on investments	315,428	(98,784)	86,918	145,422	(3,560)

Increase (decrease) in net assets
resulting from operations	321,227	(113,895)	88,053	145,272	2,791

Accumulation unit transactions:
Participant deposits	572,516	189,786	80,888	16,194	9,092
Transfers between investment
sub-accounts and general account, net	1,449,630	(53,100)	2,226,597	643,943	(2,988)
Net surrenders and lapses	(203,160)	(56,253)	-	(806)	-
Contract benefits	(1,334)	-	-	-	-
Loan interest received	5,652	1,430	-	-	-
Transfers for policy loans	469	(25,328)	-	(66,367)	-
Contract charges	(283,430)	(134,918)	(8,610)	(8,341)	(1,423)
Other	(212)	68	114	407	1

Total net accumulation unit transactions	1,540,131	(78,315)	2,298,989	585,030	4,682

Increase (decrease) in net assets	1,861,358	(192,210)	2,387,042	730,302	7,473

Net assets, beginning of period	3,520,811	$ 1,792,499	$ 93,272	$ 171,278	$ 74,213

Net assets, end of period	$ 5,382,169	$ 1,600,289	$ 2,480,314	$ 901,580	$ 81,686

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
			Limited	Mid Cap
	US Real Estate	Fasciano	Maturity	Growth	Partners

Net investment income (loss)	$ 3,659	$ (24,037)	$ 71,490	$ (3,296)	$ (5,387)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	38,763	20,339	-	-	368,706
Net realized gain (loss) from shares sold	113,110	83,058	8,274	26,155	212,880
Net unrealized appreciation (depreciation)
on investments	(224,908)	(102,338)	47,918	43,640	(266,688)

Net realized and unrealized
gain (loss) on investments	(73,035)	1,059	56,192	69,795	314,898

Increase (decrease) in net assets
resulting from operations	(69,376)	(22,978)	127,682	66,499	309,511

Accumulation unit transactions:
Participant deposits	21,797	508,206	626,107	53,627	384,317
Transfers between investment
sub-accounts and general account, net	(68,980)	207,176	589,597	100,893	(339,520)
Net surrenders and lapses	-	(127,797)	(162,894)	(1,212)	(88,842)
Contract benefits	-	-	(12,337)	(5,560)	(31,231)
Loan interest received	-	4,987	5,308	414	3,986
Transfers for policy loans	(59,115)	(29,165)	(44,785)	1,066	(33,047)
Contract charges	(13,486)	(183,974)	(251,792)	(24,217)	(198,875)
Other	(1,062)	(132)	(133)	(513)	761

Total net accumulation unit transactions	(120,846)	379,301	749,071	124,498	(302,451)

Increase (decrease) in net assets	(190,222)	356,323	876,753	190,997	7,060

Net assets, beginning of period	470,322	$ 2,424,607	$ 2,937,142	$ 261,081	$ 3,743,940

Net assets, end of period	$ 280,100	$ 2,780,930	$ 3,813,895	$ 452,078	$ 3,751,000

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable	Variable	Variable	Variable	Variable
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
			Common	Growth	Mid Cap
	Balanced	Bond	Stock	Index (3)	Growth

Net investment income (loss)	$ 68,712	$ 197,476	$ 99,173	$ -	$ (100,600)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	271,245	-	726,578	-	-
Net realized gain (loss) from shares sold	151,314	(60,315)	2,863,763	-	840,266
Net unrealized appreciation (depreciation)
on investments	(149,952)	223,447	(487,191)	-	1,486,822

Net realized and unrealized
gain (loss) on investments	272,607	163,132	3,103,150	-	2,327,088

Increase (decrease) in net assets
resulting from operations	341,319	360,608	3,202,323	-	2,226,488

Accumulation unit transactions:
Participant deposits	623,609	838,041	4,422,836	-	1,342,122
Transfers between investment
sub-accounts and general account, net	(20,640)	168,574	1,829,257	-	(540,811)
Net surrenders and lapses	(220,324)	(405,875)	(1,605,954)	-	(566,945)
Contract benefits	(5,261)	(2,651)	(193,587)	-	(58,943)
Loan interest received	13,001	12,465	83,094	-	17,615
Transfers for policy loans	(33,337)	(106,143)	(623,112)	-	(297,540)
Contract charges	(466,271)	(440,995)	(2,622,836)	-	(761,694)
Other	(136)	(345)	(11,834)	-	(1,061)

Total net accumulation unit transactions	(109,359)	63,071	1,277,864	-	(867,257)

Increase (decrease) in net assets	231,960	423,679	4,480,187	-	1,359,231

Net assets, beginning of period	4,558,169	$ 5,894,456	$ 34,325,255	$ -	$ 10,957,676

Net assets, end of period	$ 4,790,129	$ 6,318,135	$ 38,805,442	$ -	$ 12,316,907

(3)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences

Net investment income (loss)	$ 442,047	$ (53,302)	$ (41,572)	$ 5,927	$ (8,697)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	2,054,769	-	57,541	56,607
Net realized gain (loss) from shares sold	-	497,454	406,885	19,877	128,918
Net unrealized appreciation (depreciation)
on investments	(400)	(923,926)	171,267	(77,798)	(51,085)

Net realized and unrealized
gain (loss) on investments	(400)	1,628,297	578,152	(380)	134,440

Increase (decrease) in net assets
resulting from operations	441,647	1,574,995	536,580	5,547	125,743

Accumulation unit transactions:
Participant deposits	2,926,614	2,647,913	923,494	154,119	187,078
Transfers between investment
sub-accounts and general account, net	(7,159,861)	(637,257)	(593,991)	253,784	(511,572)
Net surrenders and lapses	(2,026,753)	(1,046,081)	(228,667)	(14,744)	(22,141)
Contract benefits	(738,610)	(5,492)	(4,846)	(30,108)	-
Loan interest received	25,553	32,363	8,506	415	983
Transfers for policy loans	696,924	(385,813)	(55,806)	(5,939)	(8,760)
Contract charges	(1,415,826)	(1,298,207)	(367,433)	(47,771)	(60,420)
Other	256	(864)	(716)	19	(1,148)

Total net accumulation unit transactions	(7,691,703)	(693,438)	(319,459)	309,775	(415,980)

Increase (decrease) in net assets	(7,250,056)	881,557	217,121	315,322	(290,237)

Net assets, beginning of period	14,809,970	$ 20,491,414	$ 4,833,809	$ 661,130	$ 1,053,926

Net assets, end of period	$ 7,559,914	$ 21,372,971	$ 5,050,930	$ 976,452	$ 763,689

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$ 10,683	$ 169,672	$ (10,809)	$ 461,533	$ 1,462,606

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	4,111,911	1,408,520	16,282	-	-
Net realized gain (loss) from shares sold	1,194,894	904,046	1,871,452	18,046	3,243,524
Net unrealized appreciation (depreciation)
on investments	(2,854,758)	(2,423,452)	2,480,858	(365,665)	(2,305,563)

Net realized and unrealized
gain (loss) on investments	2,452,047	(110,886)	4,368,592	(347,619)	937,961

Increase (decrease) in net assets
resulting from operations	2,462,730	58,786	4,357,783	113,914	2,400,567

Accumulation unit transactions:
Participant deposits	1,829,246	1,647,157	2,126,868	729,535	6,501,010
Transfers between investment
sub-accounts and general account, net	(85,901)	1,915,639	(1,328,698)	14,512	(1,243,317)
Net surrenders and lapses	(802,790)	(971,790)	(1,319,537)	(271,626)	(3,340,077)
Contract benefits	(80,560)	(14,201)	(34,764)	(25,075)	(154,195)
Loan interest received	29,571	32,161	59,857	13,606	86,160
Transfers for policy loans	(187,371)	(102,399)	(242,144)	(15,717)	(1,036,722)
Contract charges	(1,061,514)	(1,191,431)	(1,263,030)	(450,644)	(3,741,716)
Other	(566)	(798)	439	106	(950)

Total net accumulation unit transactions	(359,885)	1,314,338	(2,001,009)	(5,303)	(2,929,807)

Increase (decrease) in net assets	2,102,845	1,373,124	2,356,774	108,611	(529,240)

Net assets, beginning of period	14,950,173	$ 15,530,594	$ 17,489,438	$ 6,081,061	$ 53,009,471

Net assets, end of period	$ 17,053,018	$ 16,903,718	$ 19,846,212	$ 6,189,672	$ 52,480,231

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity

Net investment income (loss)	$ 243,852	$ 993	$ 434,490	$ (75,645)	$ (10,494)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	271,329	1,051,608	-	662,473
Net realized gain (loss) from shares sold	(87,075)	79,229	1,736,012	624,893	84,692
Net unrealized appreciation (depreciation)
on investments	106,432	58,868	(698,066)	1,161,375	(488,953)

Net realized and unrealized
gain (loss) on investments	19,357	409,426	2,089,554	1,786,268	258,212

Increase (decrease) in net assets
resulting from operations	263,209	410,419	2,524,044	1,710,623	247,718

Accumulation unit transactions:
Participant deposits	1,224,817	546,744	1,624,338	1,019,913	500,005
Transfers between investment
sub-accounts and general account, net	429,984	113,586	2,048,794	(313,668)	572,604
Net surrenders and lapses	(512,160)	(251,212)	(1,315,501)	(357,896)	(146,436)
Contract benefits	(29,327)	-	(29,996)	(47,941)	-
Loan interest received	17,783	4,579	36,551	28,614	4,789
Transfers for policy loans	(107,133)	(36,582)	(260,671)	(171,691)	(69,725)
Contract charges	(580,059)	(219,379)	(964,395)	(602,772)	(288,199)
Other	(1,111)	(584)	(3,374)	1,550	543

Total net accumulation unit transactions	442,794	157,152	1,135,746	(443,891)	573,581

Increase (decrease) in net assets	706,003	567,571	3,659,790	1,266,732	821,299

Net assets, beginning of period	7,196,433	$ 2,801,229	$ 15,207,501	$ 8,239,344	$ 4,517,349

Net assets, end of period	$ 7,902,436	$ 3,368,800	$ 18,867,291	$ 9,506,076	$ 5,338,648

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains three products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life’s flexible premium variable universal life policy known collectively as Benefit Provider.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund, DWS Variable Series II (formerly Scudder Variable Series II), DWS VIT Funds (formerly Scudder VIT Funds), Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Oppenheimer, SVPT, T Rowe Price Equity Series, Van Eck Worldwide Insurance Trust, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust. Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are sixty-one sub-accounts within the Variable Account as of December 31, 2008. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

In 2008, several new fund choices were added to further enhance the investment options available to policyholders. These new fund choices included mutual fund portfolios within Alliance Bernstein Variable Products, Oppenheimer, and Van Eck Worldwide Insurance Trust. Several portfolios were also renamed during 2008 including: Alger American Leveraged AllCap was renamed Alger American Capital Appreciation, Alger American Small Capitalization was renamed Alger American SmallCap Growth, Neuberger Berman Limited Maturity Portfolio was renamed Neuberger Berman Lehman Brothers Short Duration Bond Portfolio, and Neuberger Berman Fasciano Portfolio was renamed Neuberger Berman Small Cap Growth Portfolio.

During 2007, Franklin Templeton Real Estate Fund was renamed the Franklin Templeton Global Real Estate Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements.

Investments

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM Health Sciences Fund), AIM Technology Fund, Alger American Growth Portfolio, Alger American Capital Appreciation (formerly Alger American Leveraged AllCap) Portfolio, Alger American SmallCap Growth (formerly Alger American Small Capitalization) Portfolio, Alliance Bernstein VPS Value Fund, Alliance Bernstein VPS Small/Mid Cap Value Fund, Alliance Bernstein International Value Fund, Alliance Bernstein International Growth Fund, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS Dreman High Return Equity Portfolio (formerly Scudder Dreman High Return Equity Portfolio), DWS Dreman Small Cap Value Portfolio (formerly Scudder Dreman Small Cap Value Portfolio), DWS Equity 500 Index Fund (formerly Scudder Equity 500 Index Fund), DWS Small Cap Index Fund (formerly Scudder Small Cap Index Fund), Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Small Cap Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton US Government Fund, JP Morgan International Equity Portfolio, JP Morgan Small Company Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley High Yield Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Small Cap Growth Portfolio (formerly Neuberger Berman Fasciano Portfolio), Neuberger Berman Lehman Brothers Short Duration Bond Portfolio (formerly Neuberger Berman Limited Maturity Portfolio), Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Oppenheimer Balanced/VA Fund, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, Van Eck Worldwide Insurance Trust Emerging Markets Fund, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, Wells Fargo Discovery Fund, and Wells Fargo Opportunity Fund. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2008, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The effective advisory fee rates paid by the sub-accounts in 2008 was .39%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product

When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
3.25% of each premium
Premium Tax Charge	Upon receipt of premium	payment (2.0% for	Deducted from Premium
	payment	qualified employee benefit	Payment
plans)
Upon surrender or lapse of
	the Policy during the first		Deducted from
$0 - $2 per $1000 of initial
Surrender Charge	15 Policy Years, or 15		Accumulated Value upon
or increased Face Amount
	Policy Years following an		Surrender or Lapse
increase in Face Amount
Upon surrender or lapse of
	the Policy during the first	$1.10 to $37.75 per $1000	Deducted from
Deferred Sales Charge	15 Policy Years or	of initial or increased Face	Accumulated Value upon
	following an increase in	Amount	Surrender or Lapse
Face Amount

Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount	Deducted from Withdrawal
		withdrawn or $25	Amount

		$25 per transfer in excess	Deducted from Transfer
Transfer Fees	Upon making a transfer	of 5 transfers in any one	Amount
Policy Year
At the end of each Policy
Loan Interest Spread	Year, or upon death,	1.3% - 2% annually of	Unit Liquidation from
	surrender, or lapse, if	amount held as Collateral	Account Value
earlier
$25 maximum in New
Projection Report	At the time Report is		Unit Liquidation from
York, no maximum
Charge	requested		Account Value
elsewhere
	On the Date of Issue of the	Varies based on age of
Cost of Insurance	Policy and on each	Insured and Duration of	Unit liquidation from
	Monthly Policy Date	Policy	Account Value
Annual rate of 0.90% of
Mortality and Expense		the average daily net	Deducted from sub-
	Deducted Daily		accounts as a Reduction
Risk Fees		assets of each subaccount
		of the Separate Account	in Unit Value
	On the Date of Issue of the	$7.50 per month, plus
Administrative Fees	Policy and on each	$0.07 per $1000 of Face	Unit liquidation from
	Monthly Policy Date	Amount	Account Value
	On the Date of Issue of the	Amount varies depending
Riders	Policy and on each	on the specifics of the	Unit liquidation from
	Monthly Policy Date	Policy	Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product

When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted

Premium Expense Charge	Upon receipt of	7.40% - 10.40%	Deducted from Premium
	Premium Payment	depending on Policy Year	Payment

	Upon surrender or lapse	Based on Joint Age at
issue or time of increase;
	before the end of Policy		Deducted from
Level up to 5 years,
Surrender Charge	Year 10, or the ten years		Accumulated Value upon
declines thereafter each
	after an increase in the		Surrender or Lapse
	Basic Coverage	month by 1/60 of initial
surrender charge
	On the Date of Issue of	Varies based on Net
Cost of Insurance Charge	the Policy and on each	amount at Risk, age of the	Unit Liquidation from
	Monthly Policy Date	insureds and other factors	Account Value
	On the Date of Issue of	0.75% - 0.90% in Policy
Variable Account Charge	the Policy and on each	Years 1 - 10; 0.25% -	Unit Liquidation from
	Monthly Policy Date	0.35% after Policy Year 10	Account Value
	On the Date of Issue of	$7.50 - $15.00 per month
Administrative Charge	the Policy and on each	plus $0.08 to $0.09 per	Unit Liquidation from
	Monthly Policy Date	$1000 of basic coverage	Account Value

Withdrawal Charge	Upon making a	The lesser of 2% of the	Deducted from the
	Withdrawal	Withdrawal amount or $25	Withdrawal amount

		$25 per transfer in excess	Deducted from the
Transfer Charge	Upon making a Transfer	of 12 transfers in any one	Transfer amount
Policy Year
At the end of each Policy
Loan Interest Spread	Year, or upon death,	1.3% - 2% annually of	Unit Liquidation from
	surrender or lapse, if	amount held as Collateral	Account Value
earlier
$25 maximum in New
	At the time Report is		Pro-Rata Unit Liquidation
Projection Report Charge		York, no maximum
	requested		from Account Value
elsewhere
	On the Date of Issue of	Amount varies depending
Riders	the Policy and on each	on the specifics of the	Unit Liquidation from
	Monthly Policy Date	Policy	Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product

When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
5% - 15% of Premiums paid
during the Policy Year up to
the Target Premium, plus
	Upon receipt of		Deducted from Premium
Distribution Charge		2.5% of Premiums paid in
	Premium Payment		Payment
excess of the Target
Premium, depending on the
Policy Year
Amount varies by State, and
Premium Tax Charge	Upon receipt of	may range from 2% to as	Deducted from Premium
	Premium Payment	high as 12% in certain	Payment
jurisdictions in Kentucky
	On the Date of Issue of	Varies based on age of
Cost of Insurance	the Policy and on each	Insured and Duration of the	Unit liquidation from
	Monthly Policy Date	Policy	Account Value
	On the Date of Issue of	Currently $5.50 per month;
Policy Administration			Unit liquidation from
	the Policy and on each	Guaranteed not to exceed
Charge			Account Value
	Monthly Policy Date	$8.00 per month
	On the Date of Issue of	$1.67 per month in Policy
Underwriting Charge	the Policy and on each	Year 1, and $3.75 per month	Unit liquidation from
	Monthly Policy Date	in Policy Years 2 – 5	Account Value
Annual rate of 0% - 0.22% of
the average daily net assets
Mortality and Expense		of each sub-account of the	Deducted from sub-
	Deducted Daily		accounts as a reduction
Risk Charge		Separate Account;
		Guaranteed not to exceed	in Unit Value
Annual rate of 0.60%

Separate Account			Deducted from sub-
Administration Charge	Deducted Daily	Annual Rate of 0.10%	accounts as a reduction
in Unit Value

		$25 per Transfer in excess of	Deducted from Transfer
Transfer Charge	Upon making a Transfer	12 transfers in any one Policy	amount
Year

	On the Date of Issue of	Amount varies depending on	Unit liquidation from
Riders	the Policy and on each
	Monthly Policy Date	the specifics of the Policy	Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2008 are set forth below:

Portfolio		Shares	Cost

AIM Variable Insurance Funds
Dynamics Fund		78,876	$ 1,200,956
Global Health Care Fund		163,286	2,980,265
Technology Fund		116,790	1,502,214

Alger American Fund
Growth Portfolio		419,021	14,833,663
Capital Appreciation Portfolio	(1)	48,869	2,128,742
SmallCap Growth Portfolio	(2)	339,615	8,617,445

Alliance Bernstein
Value		53	388
Small/Mid Cap Value		61,882	577,827
International Value		199,167	2,104,976
International Growth		19,578	230,429

American Century Variable Portfolios
Income & Growth Portfolio		569,348	4,232,734
Inflation Protection		155,258	1,628,192
International Portfolio		636,146	5,667,774
Ultra Portfolio		12,670	123,777
Value Portfolio		1,424,583	9,885,759
Vista Portfolio		58,700	939,031

Dreyfus Variable Investment Fund
Appreciation Portfolio		18,692	736,382
Developing Leaders		2,427	77,602
Quality Bond Portfolio		20,477	223,310
Socially Responsible Growth Fund		12,687	338,805

DWS Variable Series II
Dreman High Return Equity Portfolio		27,210	340,424
Dreman Small Cap Value Portfolio		292,130	3,128,838

DWS VIT Funds
Equity 500 Index Fund		105,090	1,388,745
Small Cap Index Fund		32,339	469,190

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		138,927	2,174,291
Mutual Shares Securities Fund		61,428	1,160,807
Global Real Estate Fund		76,548	1,679,572
Small Capitalization Fund		11,840	242,597
Small Cap Value Securities Fund		38,209	652,748
US Government		152,331	1,977,759

JP Morgan Series Trust II
International Equity Portfolio		388,354	5,350,268
Small Company Portfolio		100,144	1,582,258

(1) Formerly the Alger American Leveraged AllCap Portfolio.
(2) Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2008 are set forth below:

Portfolio		Shares	Cost

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		227,998	$ 2,504,562
Emerging Markets Equity Portfolio		47,906	65,507
High Yield Portfolio		5,099	393,097
US Real Estate Portfolio		19,086	923,272

Neuberger Berman Advisors Management Trust
Small Cap Portfolio	(3)	51,476	557,674
Lehman Brothers Short Duration Bond Portfolio	(4)	251,242	3,177,694
Mid Cap Growth Portfolio		16,685	424,796
Partners Portfolio		232,609	3,695,822

Oppenheimer
Balanced / VA		48	388

Sentinel Variable Products Trust
Balanced Fund		366,121	4,374,789
Bond Fund		543,409	5,458,669
Common Stock Fund		2,434,903	30,965,775
Mid Cap Growth Fund		893,526	8,748,344
Money Market Fund		8,955,335	8,955,335
Small Company Fund		1,467,769	20,082,709

T Rowe Price Equity Series
Blue Chip Growth Portfolio		150,514	1,349,957
Equity Income Portfolio		278,825	4,343,270
Health Sciences Portfolio		68,963	853,366

Van Eck Worldwide Ins Trust
Worldwide Emerging		223,555	1,238,918

Variable Insurance Product Funds
Contrafund Portfolio		611,782	17,219,983
Equity Income Portfolio		607,941	13,895,767
Growth Portfolio		415,211	14,636,154
High Income Portfolio		931,720	5,421,936
Index 500 Portfolio		310,990	44,135,406
Investment Grade Bond Portfolio		510,090	6,354,823
Mid Cap Portfolio		192,737	15,198,455
Overseas Portfolio		720,986	4,718,517

Wells Fargo Variable Trust Funds
Discovery		423,794	6,448,549
Opportunity		281,609	5,665,141

(3) Formerly the Neuberger Berman Fasciano Portfolio.

(4) Formerly the Neuberger Berman Limited Maturity Portfolio.

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2008 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds

AIM Variable Insurance Funds
Dynamics Fund		$ 275,199	$ 349,698
Global Health Care Fund		1,061,205	610,367
Technology Fund		398,221	395,443

Alger American Fund
Growth Portfolio		7,076,551	5,043,191
Capital Appreciation Portfolio	(1)	675,105	797,301
SmallCap Growth Portfolio	(2)	2,980,897	3,656,565

Alliance Bernstein
Value		388	0
Small/Mid Cap Value		592,537	14,846
International Value		2,159,649	55,796
International Growth		234,902	4,608

American Century Variable Portfolios
Income & Growth Portfolio		1,302,292	1,253,361
Inflation Protection		1,497,112	2,499,214
International Portfolio		2,837,415	1,284,559
Ultra Portfolio		44,111	18,628
Value Portfolio		4,439,492	4,784,839
Vista Portfolio		1,422,694	2,198,285

Dreyfus Variable Investment Fund
Appreciation Portfolio		822,158	772,067
Developing Leaders		30,179	14,251
Quality Bond Portfolio		106,481	65,298
Socially Responsible Growth Fund		64,413	79,525

DWS Variable Series II
Dreman High Return Equity Portfolio		123,279	164,195
Dreman Small Cap Value Portfolio		3,169,486	1,840,573

DWS VIP Funds
Equity 500 Index Fund		185,377	132,922
Small Cap Index Fund		104,730	83,775

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		2,256,573	3,269,090
Mutual Shares Securities Fund		495,760	549,136
Global Real Estate Fund		905,362	668,466
Small Capitalization Fund		104,067	70,148
Small Cap Value Securities Fund		226,288	185,440
US Government		2,006,570	29,174

JP Morgan Series Trust II
International Equity Portfolio		1,753,075	1,079,242
Small Company Portfolio		447,537	441,608

(1) Formerly the Alger American Leveraged AllCap Portfolio.
(2) Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2008 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio		$ 392,680	$ 273,713
Emerging Markets Equity Portfolio		311,375	166,812
High Yield Portfolio		13,359	28,561
US Real Estate Portfolio		110,114	41,317

Neuberger Berman Advisors Management Trust
Small Cap Portfolio	(3)	1,140,994	2,161,504
Lehman Brothers Short Duration Bond Portfolio	(4)	1,781,633	2,138,203
Mid Cap Growth Portfolio		160,513	135,994
Partners Portfolio		1,129,132	963,789

Oppenheimer
Balanced / VA		388	0

Sentinel Variable Products Trust
Balanced Fund		1,521,077	1,737,134
Bond Fund		2,749,890	3,648,215
Common Stock Fund		8,821,098	12,172,749
Mid Cap Growth Fund		2,151,720	3,201,231
Money Market Fund		9,076,290	7,680,870
Small Company Fund		4,914,810	5,813,405

T Rowe Price Equity Series
Blue Chip Growth Portfolio		1,970,538	3,591,285
Equity Income Portfolio		3,660,181	254,747
Health Sciences Portfolio		492,356	347,624

Van Eck Worldwide Ins Trust
Worldwide Emerging		1,271,137	33,731

Variable Insurance Product Funds
Contrafund Portfolio		3,525,267	3,610,293
Equity Income Portfolio		6,023,600	7,632,117
Growth Portfolio		4,586,331	5,654,208
High Income Portfolio		1,857,497	2,631,291
Index 500 Portfolio		9,716,402	11,483,177
Investment Grade Bond Portfolio		2,307,892	3,565,061
Mid Cap Portfolio		2,893,029	1,033,688
Overseas Portfolio		7,215,645	7,052,689

Wells Fargo Variable Trust Funds
Discovery		1,531,944	2,405,692
Opportunity		1,723,131	1,194,491

(3) Formerly the Neuberger Berman Fasciano Portfolio.
(4) Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
		Dynamics		Global Health Care				Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	134,459.65	13,903.79	28,417.10	235,357.14	16,574.37	21,938.23	333,193.71	5,413.85	27,787.52
Units issued	24,785.31	225.99	7,927.34	47,768.00	828.35	175.22	84,880.29	667.17	242.38
Units transferred	8,826.79	(11,541.64)	-	(11,360.78)	(622.28)	(12,622.38)	5,639.97	353.35	9,413.88
Units redeemed	(30,376.70)	(199.81)	(13,934.99)	(39,572.57)	(745.07)	(3,582.80)	(82,497.92)	(274.06)	(18,642.88)
Ending balance	137,695.05	2,388.33	22,409.45	232,191.79	16,035.37	5,908.27	341,216.05	6,160.31	18,800.90

	Alger American Fund			Alger American Fund			Alger American Fund
		Growth		Capital Appreciation (1)			SmallCap Growth (2)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	572,840.15	19,384.56	24,477.17	154,806.29	11,944.37	101,500.61	645,670.00	11,609.18	12,872.55
Units issued	137,088.94	2,652.17	1,063.86	34,513.18	115,263.80	1,645.74	62,468.97	211.48	492.46
Units transferred	250,918.29	30,536.07	(385.99)	(2,088.78)	(67,947.45)	7,225.63	(394.64)	(6,925.43)	(338.39)
Units redeemed	(201,984.74)	(2,139.39)	(2,480.42)	(38,385.16)	(48,055.11)	(22,422.36)	(104,619.00)	(351.15)	(1,501.03)
Ending balance	758,862.64	50,433.41	22,674.62	148,845.53	11,205.61	87,949.62	603,125.33	4,544.08	11,525.59

	Alliance Bernstein			Alliance Bernstein			Alliance Bernstein
		Value		Small/Mid Cap Value			International Value
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	-	-	-	-	-	-	-
Units issued	39.34	-	-	714.22	-	-	2,724.36	217.91	-
Units transferred	-	-	-	53,675.57	1,322.03	-	186,557.83	11,595.86	-
Units redeemed	-	-	-	1,091.84	48.98	-	7,999.52	587.97	-
Ending balance	39.34	-	-	55,481.63	1,371.01	-	197,281.71	12,401.74	-

(1)	Formerly the Alger American Leveraged AllCap Portfolio.
(2)	Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product				American Century			American Century
BP = Benefit Provider Product	Alliance Bernstein			Variable Portfolios			Variable Portfolios
	International Growth			Income & Growth			Inflation Protection
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	-	279,792.65	32,963.45	33,564.56	197,087.58	31,174.38	68,732.17
Units issued	278.74	-	-	38,461.80	2,218.47	375.08	36,878.64	922.35	-
Units transferred	19,295.75	2,624.93	-	(21,236.55)	889.92	(656.57)	(86,477.85)	(12,452.94)	-
Units redeemed	634.28	108.71	-	(50,922.83)	(2,350.66)	(7,796.11)	(34,759.67)	(5,681.16)	(1,964.76)
Ending balance	20,208.77	2,733.64	-	246,095.07	33,721.18	25,486.96	112,728.70	13,962.63	66,767.41

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
		International			Ultra			Value
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	256,146.20	15,422.45	-	5,566.22	3,779.45	-	496,535.01	51,739.52	89,996.70
Units issued	69,993.74	3,231.15	-	1,448.74	369.71	-	97,494.47	4,948.76	4,619.51
Units transferred	69,805.26	10,242.15	-	622.99	(147.56)	-	(111,535.50)	(17,630.02)	(3,556.89)
Units redeemed	(48,753.93)	(2,329.51)	-	(570.43)	(671.21)	-	(99,289.15)	(5,829.65)	(5,637.27)
Ending balance	347,191.27	26,566.24	-	7,067.52	3,330.39	-	383,204.83	33,228.61	85,422.05

	American Century				Dreyfus Variable			Dreyfus Variable
	Variable Portfolios			Investment Fund			Investment Fund
		Vista			Appreciation		Developing Leaders
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	179,552.89	9,584.30	-	58,753.13	5,581.68	-	5,643.42	-	-
Units issued	57,775.47	221.74	-	62,581.58	1,872.29	-	2,443.22	-	-
Units transferred	(132,573.92)	62.88	-	(25,927.37)	(304.29)	-	(135.13)	-	-
Units redeemed	(41,349.48)	(2,172.50)	-	(41,397.10)	(2,434.88)	-	(770.39)	-	-
Ending balance	63,404.96	7,696.42	-	54,010.24	4,714.80	-	7,181.12	-	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product		Dreyfus Variable			Dreyfus Variable
BP = Benefit Provider Product	Investment Fund			Investment Fund				DWS
		Quality Bond		Socially Responsible Growth			Dreman High Return Equity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	15,410.59	947.72	-	41,710.32	1,632.37	13,726.50	31,756.77	-	-
Units issued	3,126.21	-	-	8,272.97	11.54	5,073.77	3,176.36	-	-
Units transferred	1,694.11	-	-	(416.77)	-	-	(6,497.31)	165.04	-
Units redeemed	(1,598.47)	(235.51)	-	(9,184.89)	(498.76)	(6,898.88)	(5,343.76)	(5.37)	-
Ending balance	18,632.44	712.21	-	40,381.63	1,145.15	11,901.39	23,092.06	159.67	-

		DWS			DWS VIT Funds			DWS VIT Funds
	Dreman Small Cap Value				Equity 500 Index			Small Cap Index
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	215,498.59	16,197.40	-	-	-	82,791.55	-	-	26,955.08
Units issued	106,775.37	15,762.45	-	-	-	38,800.78	-	-	2,879.34
Units transferred	(28,178.17)	(9,396.77)	-	-	-	34,293.49	-	-	(3,289.85)
Units redeemed	(93,831.50)	(8,265.04)	-	-	-	(59,861.21)	-	-	(4,187.40)
Ending balance	200,264.29	14,298.04	-	-	-	96,024.61	-	-	22,357.17

	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Foreign Securities			Mutual Shares Securities			Global Real Estate
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	287,468.80	32,229.25	-	81,295.16	7,340.17	-	95,840.63	9,890.45	-
Units issued	80,519.87	4,816.58	-	9,073.52	1,591.28	-	14,243.36	325.42	-
Units transferred	(183,468.72)	(13,400.63)	-	(7,138.09)	183.85	-	(1,447.93)	(756.24)	-
Units redeemed	(59,515.33)	(4,127.03)	-	(12,193.77)	(490.10)	-	(18,944.23)	(491.66)	-
Ending balance	125,004.62	19,518.17	-	71,036.82	8,625.20	-	89,691.83	8,967.97	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
BP = Benefit Provider Product	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Small Capitalization			Small Cap Value Securities				US Government
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	16,743.82	461.97	-	35,254.57	6,342.84	-	-	-	-
Units issued	2,425.95	74.53	-	5,239.19	664.59	-	2,720.54	227.08	-
Units transferred	5.76	636.47	-	(1,191.53)	534.00	-	178,134.92	17,817.09	-
Units redeemed	(2,124.47)	(248.27)	-	(5,079.59)	(372.83)	-	(1,983.04)	(112.29)	-
Ending balance	17,051.06	924.70	-	34,222.64	7,168.60	-	178,872.42	17,931.88	-

							Morgan Stanley Universal
	JP Morgan Series Trust II			JP Morgan Series Trust II			Institutional Funds
	International Equity				Small Company		Core Plus Fixed Income
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	230,154.18	20,901.28	79,068.99	79,122.57	16,422.13	2,297.22	-	-	1,555,888.38
Units issued	30,582.16	363.70	2,237.94	10,232.49	1,116.95	33.42	-	-	61,248.62
Units transferred	(9,280.18)	1,344.51	4,099.42	(7,617.01)	2,302.55	-	-	-	11,833.49
Units redeemed	(31,641.12)	(661.28)	(3,682.20)	(12,423.12)	(1,669.78)	(293.97)	-	-	(48,841.53)
Ending balance	219,815.04	21,948.21	81,724.15	69,314.93	18,171.85	2,036.67	-	-	1,580,128.96

	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
	Institutional Funds			Institutional Funds			Institutional Funds
	Emerging Markets				High Yield			US Real Estate
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	272,906.67	-	-	65,691.90	-	-	88,990.29
Units issued	-	-	10,290.51	-	-	3,335.88	-	-	1,982.58
Units transferred	-	-	13,132.71	-	-	(9,019.65)	-	-	(2,071.31)
Units redeemed	-	-	(39,747.73)	-	-	(11,803.62)	-	-	(8,565.54)
Ending balance	-	-	256,582.16	-	-	48,204.51	-	-	80,336.02

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Neuberger Berman Advisors			Neuberger Berman Advisors			Neuberger Berman Advisors
BP = Benefit Provider Product	Management Trust			Management Trust			Management Trust
	Small Cap Growth (3)			Lehman Brothers Short Duration Bond (4)				Mid Cap Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	224,575.29	13,979.80	-	321,489.59	31,140.29	-	24,896.70	241.59	-
Units issued	69,624.10	6,995.24	-	68,140.68	10,764.69	-	2,795.16	26.05	-
Units transferred	(194,899.22)	(9,156.67)	-	(71,892.84)	2,357.80	-	3,900.15	-	-
Units redeemed	(46,527.63)	(3,364.27)	-	(57,261.67)	(15,152.24)	-	(5,172.33)	(8.98)	-
Ending balance	52,772.54	8,454.10	-	260,475.76	29,110.54	-	26,419.68	258.66	-

	Neuberger Berman Advisors						Sentinel Variable
	Management Trust				Oppenheimer			Products Trust
		Partners			Balanced / VA			Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	149,662.90	38,568.33	14,167.82	-	-	-	179,391.14	56,489.89	5,483.33
Units issued	13,127.56	3,703.86	32.84	39.22	-	-	31,616.66	4,698.77	25.82
Units transferred	(8,059.64)	(973.79)	78.15	0.40	-	-	(6,317.56)	(2,184.43)	-
Units redeemed	(20,184.75)	(2,201.47)	(118.51)	0.35	-	-	(38,100.01)	(7,445.30)	(684.14)
Ending balance	134,546.07	39,096.93	14,160.30	39.97	-	-	166,590.23	51,558.93	4,825.01

	Sentinel Variable				Sentinel Variable		Sentinel Variable
		Products Trust			Products Trust			Products Trust
		Bond			Common Stock			Mid Cap Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	323,743.15	41,694.11	4,278.05	1,425,320.23	79,332.30	77,529.85	400,337.75	65,796.36	48,069.17
Units issued	43,003.17	2,574.20	234.14	181,536.94	13,880.61	4,369.88	49,528.58	3,315.55	1,995.30
Units transferred	(51,964.14)	7,575.09	-	(48,964.21)	(10,381.25)	(2,404.09)	(11,246.02)	(5,655.25)	(1,708.28)
Units redeemed	(59,250.38)	(3,443.47)	(483.02)	(288,520.44)	(14,725.93)	(4,312.67)	(75,628.35)	(5,023.22)	(2,763.77)
Ending balance	255,531.80	48,399.93	4,029.17	1,269,372.52	68,105.73	75,182.97	362,991.96	58,433.44	45,592.42

(3)	Formerly the Neuberger Berman Fasciano Portfolio.
(4)	Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable			Sentinel Variable				T Rowe Price
BP = Benefit Provider Product		Products Trust			Products Trust			Equity Series
		Money Market			Small Company		Blue Chip Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	428,440.91	101,700.42	131,350.86	413,004.49	66,179.59	66,507.93	339,081.06	28,967.91	-
Units issued	123,960.47	101,952.50	19,225.65	50,941.90	4,039.57	1,204.24	108,896.76	7,844.99	-
Units transferred	71,786.15	(4,780.90)	109,149.40	(8,967.22)	(3,145.78)	(1,897.81)	(264,781.01)	(6,951.53)	-
Units redeemed	(173,089.11)	(28,972.55)	(111,333.68)	(62,181.29)	(5,596.52)	(1,206.76)	(74,850.20)	(9,451.42)	-
Ending balance	451,098.42	169,899.47	148,392.23	392,797.88	61,476.86	64,607.60	108,346.61	20,409.95	-

		T Rowe Price			T Rowe Price		Van Eck Worldwide
		Equity Series			Equity Series			Insurance Trust
		Equity Income			Health Sciences		Emerging Markets
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	63,213.50	6,906.94	-	46,869.56	5,210.45	-	-	-	-
Units issued	18,901.15	1,674.67	-	10,273.51	585.96	-	1,650.84	123.77	-
Units transferred	347,051.48	32,059.85	-	3,768.08	3,421.61	-	112,541.35	7,898.56	-
Units redeemed	(15,500.11)	(890.05)	-	(5,726.45)	(248.70)	-	2,598.55	248.90	-
Ending balance	413,666.02	39,751.41	-	55,184.70	8,969.32	-	116,790.74	8,271.23	-

	Variable Insurance			Variable Insurance			Variable Insurance
		Product Funds			Product Funds			Product Funds
		Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	501,572.34	70,571.09	-	314,940.24	21,057.07	-	339,281.68	88,473.80	-
Units issued	52,853.36	6,922.58	-	48,365.36	2,450.37	-	37,150.31	5,573.75	-
Units transferred	(2,524.03)	(1,587.04)	-	(26,456.88)	(3,327.51)	-	(2,453.19)	(745.16)	-
Units redeemed	(66,889.59)	(6,761.86)	-	(74,023.32)	(3,258.65)	-	(56,511.24)	(5,970.73)	-
Ending balance	485,012.08	69,144.77	-	262,825.40	16,921.28	-	317,467.56	87,331.66	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product		Product Funds			Product Funds			Product Funds
		High Income			Index 500		Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	180,383.31	46,320.13	-	1,157,662.88	603,464.74	-	447,410.16	71,749.44	315,261.91
Units issued	20,442.92	2,780.09	-	152,652.99	187,817.06	-	69,647.35	8,091.27	22,901.12
Units transferred	(17,648.44)	(10,888.87)	-	(14,410.67)	15,345.55	-	(87,099.13)	(9,883.62)	(56,988.90)
Units redeemed	(37,149.55)	(5,246.08)	-	(219,776.33)	(209,754.68)	-	(81,829.10)	(6,530.18)	(22,516.76)
Ending balance	146,028.24	32,965.27	-	1,076,128.87	596,872.67	-	348,129.28	63,426.91	258,657.37

	Variable Insurance			Variable Insurance				Wells Fargo
		Product Funds			Product Funds		Variable Trust Funds
		Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	171,246.32	10,819.22	-	427,033.86	87,219.44	434,741.95	433,346.00	40,921.36	34,098.56
Units issued	46,237.09	1,709.51	-	67,669.09	5,903.18	19,897.51	51,826.36	2,136.27	651.60
Units transferred	126,238.79	10,110.24	-	(48,151.05)	(20,228.38)	19,042.03	(9,320.04)	(5,810.43)	(1,671.34)
Units redeemed	(45,898.89)	(878.47)	-	(93,390.62)	(8,090.61)	(36,782.33)	(73,363.42)	(3,859.11)	(6,975.86)
Ending balance	297,823.31	21,760.50	-	353,161.28	64,803.63	436,899.16	402,488.90	33,388.09	26,102.96

		Wells Fargo
	Variable Trust Funds
		Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	166,358.29	29,570.05	30,137.08
Units issued	19,262.64	8,903.51	741.24
Units transferred	(13,680.81)	(2,272.82)	(760.00)
Units redeemed	(27,227.92)	(5,644.76)	(2,519.61)
Ending balance	144,712.20	30,555.98	27,598.71

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
		Dynamics		Global Health Care				Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	146,960.78	19,372.68	25,871.93	242,414.16	16,861.25	25,763.61	337,298.27	5,240.53	51,317.04
Units issued	15,138.65	321.78	6,603.96	40,140.04	683.75	2,150.34	64,655.48	442.46	5,628.89
Units transferred	(6,700.75)	(5,569.50)	1,914.55	(10,500.93)	9.14	(5,706.42)	(12,367.64)	(30.20)	(27,456.52)
Units redeemed	(20,939.03)	(221.17)	(5,973.33)	(36,696.13)	(979.77)	(269.30)	(56,392.40)	(238.94)	(1,701.89)
Ending balance	134,459.65	13,903.79	28,417.11	235,357.14	16,574.37	21,938.23	333,193.71	5,413.85	27,787.52

	Alger American Fund			Alger American Fund			Alger American Fund
		Growth		Leveraged AllCap			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	626,615.23	20,570.35	23,671.37	136,089.44	7,062.04	70,907.42	694,956.09	15,508.82	11,564.16
Units issued	69,412.16	1,528.79	1,471.28	21,523.80	1,429.36	9,286.89	60,351.82	113.82	911.26
Units transferred	(25,845.71)	(1,626.23)	206.75	21,301.57	3,872.34	22,975.71	(16,856.53)	(3,764.10)	853.66
Units redeemed	(97,341.53)	(1,088.35)	(872.23)	(24,108.52)	(419.37)	(1,669.41)	(92,781.38)	(249.36)	(456.53)
Ending balance	572,840.15	19,384.56	24,477.17	154,806.29	11,944.37	101,500.61	645,670.00	11,609.18	12,872.55

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
	Income & Growth			Inflation Protection				International
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	272,398.45	38,155.66	42,467.27	162,617.08	13,288.97	69,977.16	225,619.35	10,883.61	-
Units issued	35,058.64	3,378.05	2,392.19	34,514.02	7,125.13	-	44,180.61	2,756.06	-
Units transferred	5,533.61	(5,157.13)	1,788.47	22,447.04	13,528.28	-	16,491.76	2,811.29	-
Units redeemed	(33,198.05)	(3,413.13)	(13,083.37)	(22,490.56)	(2,768.00)	(1,244.99)	(30,145.52)	(1,028.51)	-
Ending balance	279,792.65	32,963.45	33,564.56	197,087.58	31,174.38	68,732.17	256,146.20	15,422.45	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	American Century			American Century			American Century
BP = Benefit Provider Product	Variable Portfolios			Variable Portfolios			Variable Portfolios
		Ultra			Value			Vista
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	4,781.78	3,132.95	-	463,154.91	46,852.78	128,326.16	242,497.80	10,046.61	-
Units issued	978.86	307.35	-	71,630.41	4,417.26	6,526.24	35,796.96	1,217.79	-
Units transferred	178.64	628.28	-	22,898.45	2,920.39	(32,778.86)	(75,637.57)	(973.78)	-
Units redeemed	(373.06)	(289.13)	-	(61,148.76)	(2,450.91)	(12,076.84)	(23,104.30)	(706.32)	-
Ending balance	5,566.22	3,779.45	-	496,535.01	51,739.52	89,996.70	179,552.89	9,584.30	-

		Dreyfus Variable			Dreyfus Variable			Dreyfus Variable
	Investment Fund			Investment Fund			Investment Fund
		Appreciation		Developing Leaders				Quality Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	238,561.89	7,264.56	-	3,930.11	-	-	12,253.35	1,142.22	-
Units issued	32,856.69	1,439.58	-	1,708.02	-	-	3,127.23	-	-
Units transferred	(191,951.74)	(1,968.90)	-	750.19	-	-	2,368.74	-	-
Units redeemed	(20,713.71)	(1,153.56)	-	(744.90)	-	-	(2,338.73)	(194.50)	-
Ending balance	58,753.13	5,581.68	-	5,643.42	-	-	15,410.59	947.72	-

		Dreyfus Variable
	Investment Fund				DWS			DWS
	Socially Responsible Growth			Dreman High Return Equity (1)			Dreman Small Cap Value (1)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	42,843.51	1,621.24	13,903.19	28,419.21	-	-	94,237.43	4,349.37	-
Units issued	7,166.46	50.66	1,299.94	3,276.23	-	-	24,318.04	2,080.37	-
Units transferred	(620.37)	-	(428.88)	2,040.58	-	-	117,053.41	10,487.78	-
Units redeemed	(7,679.28)	(39.53)	(1,047.75)	(1,979.25)	-	-	(20,110.29)	(720.12)	-
Ending balance	41,710.32	1,632.37	13,726.50	31,756.77	-	-	215,498.59	16,197.40	-

(1) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product							Franklin Templeton Variable
BP = Benefit Provider Product		DWS VIP Funds			DWS VIP Funds		Insurance Products Trust
	Equity 500 Index (1)			Small Cap Index (1)			Foreign Securities
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	114,730.14	-	-	14,404.27	252,143.07	18,023.51	-
Units issued	-	-	11,201.55	-	-	1,758.23	44,108.75	4,889.68	-
Units transferred	-	-	(18,470.96)	-	-	19,397.75	21,419.40	10,743.87	-
Units redeemed	-	-	(24,669.18)	-	-	(8,605.17)	(30,202.42)	(1,427.81)	-
Ending balance	-	-	82,791.55	-	-	26,955.08	287,468.80	32,229.25	-

	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Mutual Shares Securities			Global Real Estate (2)			Small Capitalization
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	69,236.47	6,376.77	-	84,906.32	7,680.18	-	12,295.00	591.71	-
Units issued	9,381.49	1,078.12	-	15,048.71	371.29	-	3,148.06	99.37	-
Units transferred	9,886.82	193.32	-	13,371.13	2,258.64	-	2,850.31	-	-
Units redeemed	(7,209.62)	(308.04)	-	(17,485.53)	(419.66)	-	(1,549.55)	(229.11)	-
Ending balance	81,295.16	7,340.17	-	95,840.63	9,890.45	-	16,743.82	461.97	-

	Franklin Templeton Variable
	Insurance Products Trust			JP Morgan Series Trust II			JP Morgan Series Trust II
	Small Cap Value Securities			International Equity				Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	40,260.12	5,222.17	-	211,123.78	18,394.97	10,985.12	78,633.20	21,893.72	2,506.13
Units issued	5,662.96	1,508.43	-	33,598.24	1,321.90	2,676.95	7,590.71	1,522.08	268.03
Units transferred	(1,487.37)	77.61	-	14,893.60	2,768.37	66,240.91	1,299.82	(4,605.48)	(451.48)
Units redeemed	(9,181.14)	(465.37)	-	(29,461.44)	(1,583.96)	(833.99)	(8,401.16)	(2,388.19)	(25.46)
Ending balance	35,254.57	6,342.84	-	230,154.18	20,901.28	79,068.99	79,122.57	16,422.13	2,297.22

	(1) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds
	and the DWS VIP Funds.
	(2) Formerly the Franklin Real Estate Fund

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
BP = Benefit Provider Product	Institutional Funds			Institutional Funds			Institutional Funds
	Core Plus Fixed Income			Emerging Markets				High Yield
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	61,501.32	-	-	72,806.65	-	-	61,922.11
Units issued	-	-	52,578.57	-	-	5,538.91	-	-	7,320.09
Units transferred	-	-	1,447,331.10	-	-	220,250.52	-	-	(2,405.39)
Units redeemed	-	-	(5,522.61)	-	-	(25,689.41)	-	-	(1,144.91)
Ending balance	-	-	1,555,888.38	-	-	272,906.67	-	-	65,691.90

	Morgan Stanley Universal			Neuberger Berman Advisors			Neuberger Berman Advisors
	Institutional Funds			Management Trust			Management Trust
		US Real Estate			Fasciano			Limited Maturity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	123,856.08	198,687.26	8,693.66	-	267,744.16	14,705.29	-
Units issued	-	-	6,288.58	38,243.84	3,523.57	-	54,968.84	4,123.87	-
Units transferred	-	-	(19,901.62)	14,601.50	2,425.77	-	40,257.37	14,893.88	-
Units redeemed	-	-	(21,252.75)	(26,957.31)	(663.20)	-	(41,480.78)	(2,582.75)	-
Ending balance	-	-	88,990.29	224,575.29	13,979.80	-	321,489.59	31,140.29	-

	Neuberger Berman Advisors			Neuberger Berman Advisors			Sentinel Variable
	Management Trust			Management Trust				Products Trust
		Mid Cap Growth			Partners			Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	15,053.86	2,519.72	-	161,432.22	39,639.77	16,843.78	180,322.61	63,050.34	5,158.74
Units issued	2,886.41	269.97	-	18,467.29	2,197.71	1,398.23	26,845.76	4,336.26	255.06
Units transferred	8,611.48	(2,433.16)	-	(11,753.37)	(1,192.07)	(3,714.55)	(1,323.27)	218.94	152.78
Units redeemed	(1,655.05)	(114.94)	-	(18,483.24)	(2,077.08)	(359.64)	(26,453.96)	(11,115.65)	(83.25)
Ending balance	24,896.70	241.59	-	149,662.90	38,568.33	14,167.82	179,391.14	56,489.89	5,483.33

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable				Sentinel Variable		Sentinel Variable
BP = Benefit Provider Product		Products Trust			Products Trust			Products Trust
		Bond			Common Stock			Growth Index (3)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	320,016.34	42,429.92	3,908.19	1,415,501.50	73,573.59	20,189.30	-	-	-
Units issued	43,677.01	10,086.95	650.80	183,136.01	8,169.95	4,485.49	-	-	-
Units transferred	12,502.06	(4,764.92)	(217.51)	37,577.74	4,397.85	53,748.99	-	-	-
Units redeemed	(52,452.26)	(6,057.84)	(63.43)	(210,895.02)	(6,809.09)	(893.93)	-	-	-
Ending balance	323,743.15	41,694.11	4,278.05	1,425,320.23	79,332.30	77,529.85	-	-	-

	Sentinel Variable				Sentinel Variable		Sentinel Variable
		Products Trust			Products Trust			Products Trust
		Mid Cap Growth			Money Market			Small Company
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	434,409.95	69,281.54	48,477.29	553,949.50	102,908.55	4,820,962.17	425,635.37	65,444.83	74,101.79
Units issued	49,652.83	5,217.30	3,994.38	173,086.23	30,645.43	81,558.39	55,099.80	2,936.75	4,954.56
Units transferred	(16,299.77)	(4,594.11)	(4,015.82)	(139,641.11)	1,255.99	(4,114,961.44)	(10,497.13)	300.83	(8,124.57)
Units redeemed	(67,425.26)	(4,108.37)	(386.68)	(158,953.71)	(33,109.55)	(656,208.26)	(57,233.55)	(2,502.82)	(4,423.85)
Ending balance	400,337.75	65,796.36	48,069.17	428,440.91	101,700.42	131,350.86	413,004.49	66,179.59	66,507.93

		T Rowe Price			T Rowe Price			T Rowe Price
		Equity Series			Equity Series			Equity Series
	Blue Chip Growth				Equity Income			Health Sciences
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	371,306.64	21,863.23	-	44,136.98	4,392.91	-	78,302.40	5,685.50	-
Units issued	66,051.32	5,139.51	-	8,099.20	2,636.57	-	13,787.95	584.22	-
Units transferred	(50,379.41)	4,173.33	-	17,492.93	203.22	-	(38,395.51)	(861.42)	-
Units redeemed	(47,897.49)	(2,208.16)	-	(6,515.61)	(325.76)	-	(6,825.28)	(197.85)	-
Ending balance	339,081.06	28,967.91	-	63,213.50	6,906.94	-	46,869.56	5,210.45	-

	(3) During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products
	Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product		Product Funds			Product Funds			Product Funds
		Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	514,718.55	69,805.95	-	291,626.20	18,009.29	-	366,019.73	132,280.00	-
Units issued	53,879.23	5,316.29	-	29,875.40	1,613.54	-	39,124.87	9,130.10	-
Units transferred	(894.99)	(1,412.81)	-	34,629.52	2,263.86	-	(12,918.36)	(45,997.85)	-
Units redeemed	(66,130.45)	(3,138.34)	-	(41,190.88)	(829.62)	-	(52,944.56)	(6,938.45)	-
Ending balance	501,572.34	70,571.09	-	314,940.24	21,057.07	-	339,281.68	88,473.80	-

	Variable Insurance			Variable Insurance			Variable Insurance
		Product Funds			Product Funds			Product Funds
		High Income			Index 500		Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	177,852.95	54,253.41	-	1,224,228.80	636,799.54	-	414,177.80	69,278.91	345,244.51
Units issued	21,639.54	4,255.71	-	157,494.89	46,564.28	-	73,688.81	10,323.38	21,621.82
Units transferred	2,987.92	(7,434.93)	-	(24,707.18)	(24,058.18)	-	29,302.06	(4,361.79)	60,615.05
Units redeemed	(22,097.10)	(4,754.06)	-	(199,353.63)	(55,840.90)	-	(69,758.51)	(3,491.06)	(112,219.47)
Ending balance	180,383.31	46,320.13	-	1,157,662.88	603,464.74	-	447,410.16	71,749.44	315,261.91

	Variable Insurance			Variable Insurance				Wells Fargo
		Product Funds			Product Funds		Variable Trust Funds
		Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	163,506.72	10,074.54	-	403,893.06	79,034.81	386,019.88	460,989.98	46,740.44	29,538.49
Units issued	27,197.93	2,378.08	-	39,886.54	6,315.88	26,024.73	54,370.37	2,205.51	3,373.74
Units transferred	7,928.07	(1,291.03)	-	48,381.72	7,271.50	55,852.55	(19,130.73)	(2,556.76)	1,878.54
Units redeemed	(27,386.40)	(342.37)	-	(65,127.46)	(5,402.75)	(33,155.21)	(62,883.62)	(5,467.83)	(692.21)
Ending balance	171,246.32	10,819.22	-	427,033.86	87,219.44	434,741.95	433,346.00	40,921.36	34,098.56

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2007
VT = VariTrak Product
EP = Estate Provider Product		Wells Fargo
BP = Benefit Provider Product	Variable Trust Funds
		Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	175,603.69	30,602.42	12,956.49
Units issued	18,916.86	2,856.74	1,368.88
Units transferred	(6,475.95)	(2,211.99)	16,335.91
Units redeemed	(21,686.31)	(1,677.12)	(524.20)
Ending balance	166,358.29	29,570.05	30,137.08

F-124

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2008, 2007, 2006, 2005, and 2004 are shown below. Information for the years 2008, 2007, 2006, 2005, and 2004 reflect the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts. " Certain ratios presented for the prior years reflect the presentation used in the current year.

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2008	31, 2008			At December 31, 2008				2008		December 31, 2008
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund		787,976	0.00%	137,695.05	2,388.34	22,409.45	5.46	5.87	0.97	0.90%	0.32%	-48.54% -48.10% -48.40%
Global Health Care Fund		2,036,172	0.00%	232,191.79	16,035.38	5,908.26	8.12	8.73	1.68	0.90%	0.32%	-29.27% -28.68% -28.81%
Technology Fund		978,696	0.00%	341,216.05	6,160.31	18,800.90	2.77	2.98	0.82	0.90%	0.32%	-45.04% -44.51% -44.59%
Alger American Fund
Growth Portfolio		11,095,683	0.22%	758,862.64	50,433.40	22,674.62	13.07	6.45	37.66	0.90%	0.32%	-46.61% -46.16% -46.32%
Capital Appreciation Portfolio	(a)	1,485,115	0.00%	148,845.53	11,205.61	87,949.63	7.55	8.12	3.06	0.90%	0.32%	-45.64% -45.14% -45.36%
SmallCap Growth Portfolio	(b)	5,970,435	0.00%	603,125.33	4,544.09	11,525.60	9.19	8.33	33.69	0.90%	0.32%	-47.09% -46.60% -46.77%
Alliance Bernstein
Value		406	0.00%	39.34	-	-	10.31	-	-	0.90%	0.32%	4.43%	-	-
Small/Mid Cap Growth		613,866	0.00%	55,481.62	1,371.01	-	10.80	10.81	-	0.90%	0.32%	10.55%	10.63%	-
International Growth		2,200,794	0.00%	197,281.70	12,401.74	-	10.50	10.50	-	0.90%	0.32%	9.31%	9.29%	-
International Value		245,119	0.00%	20,208.77	2,733.64	-	10.68	10.69	-	0.90%	0.32%	12.61%	12.72%	-
American Century Variable
Portfolios
Income & Growth Portfolio		2,744,259	2.14%	246,095.06	33,721.19	25,486.97	9.16	9.96	5.99	0.90%	0.32%	-35.22% -34.60% -34.82%
Inflation Protection Portfolio		1,538,524	5.60%	112,728.70	13,962.63	66,767.41	11.45	11.94	1.21	0.90%	0.32%	-2.14%	-1.24%	-2.42%
International Portfolio		3,778,708	0.78%	347,191.27	26,566.24	-	10.08	10.51	-	0.90%	0.32%	-45.31% -44.83%		-
Ultra Portfolio		76,783	0.00%	7,067.52	3,330.39	-	7.28	7.60	-	0.90%	0.32%	-42.04% -41.45%		-
Value Portfolio		6,667,047	2.62%	383,204.83	33,228.61	85,422.06	14.05	13.85	9.61	0.90%	0.32%	-27.43% -26.80% -26.98%
Vista Portfolio		632,201	0.00%	63,404.96	7,696.42	-	8.85	9.23	-	0.90%	0.32%	-49.08% -48.61%		-
Dreyfus Variable Investment Fund
Appreciation Portfolio		539,831	2.06%	54,010.24	4,714.79	-	9.16	9.55	-	0.90%	0.32%	-30.18% -29.57%		-
Developing Leaders Portfolio		46,132	0.85%	7,181.12	-	-	6.42	-	-	0.90%	0.32%	-38.21%	–	-
Quality Bond Portfolio		207,023	4.71%	18,632.44	712.21	-	10.68	11.14	-	0.90%	0.32%	-5.07%	-4.21%	-
Socially Responsible Growth Fund		251,959	0.81%	40,381.64	1,145.15	11,901.39	5.48	5.90	1.99	0.90%	0.32%	-35.07% -34.37% -34.75%
DWS Variable Series II
Dreman High Return Equity Portfolio		169,248	3.03%	23,092.06	159.67	-	7.28	7.59	-	0.90%	0.32%	-46.63%	-	-
Dreman Small Cap Value Portfolio		2,313,666	1.35%	200,264.29	14,298.04	-	10.75	11.21	-	0.90%	0.32%	-34.29% -33.71%		-

(a)	Formerly the Alger American Leveraged AllCap Portfolio.
(b)	Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2008	31, 2008			At December 31, 2008				2008		December 31, 2008
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

DWS VIT Funds
Equity 500 Index Fund		1,003,611	2.49%	-	-	96,024.61	-	-	10.43	0.90%	0.32%	-	-	-45.02%
Small Cap Index Fund		279,084	1.71%	-	-	22,357.17	-	-	12.46	0.90%	0.32%	-	-	-25.17%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		1,494,852	2.79%	125,004.62	19,518.17	-	10.28	10.72	-	0.90%	0.32%	-40.92% -40.41%		-
Mutual Shares Securities Fund		723,622	3.31%	71,036.82	8,625.20	-	9.04	9.43	-	0.90%	0.32%	-37.70% -37.09%		-
Global Real Estate Fund		812,175	1.05%	89,691.83	8,967.97	-	8.20	8.55	-	0.90%	0.32%	-42.90% -42.39%		-
Small Cap Fund		139,117	0.00%	17,051.06	924.70	-	7.72	8.05	-	0.90%	0.32%	-43.03% -42.50%		-
Small Cap Value Securities Fund		403,101	1.18%	34,222.64	7,168.60	-	9.67	10.08	-	0.90%	0.32%	-33.59% -33.02%		-
US Government		2,009,249	0.00%	178,872.42	17,931.88	-	10.21	10.22	-	0.90%	0.32%	1.65%	1.73%	-
JP Morgan Series Trust II
International Equity Portfolio		3,079,647	1.86%	219,815.05	21,948.21	81,724.15	9.16	9.38	10.51	0.90%	0.32%	-41.88% -41.34% -41.55%
Small Company Portfolio		985,420	0.20%	69,314.92	18,171.85	2,036.67	11.13	10.19	13.98	0.90%	0.32%	-32.63% -31.98% -32.20%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		2,259,462	4.58%	-	-	1,580,128.96	-	-	1.43	0.90%	0.32%	-	-	-10.06%
Emerging Markets Equity Portfolio		366,962	0.00%	-	-	256,582.16	-	-	1.43	0.90%	0.32%	-	-	-56.67%
High Yield Portfolio		46,200	10.14%	-	-	48,204.52	-	-	0.96	0.90%	0.32%	-	-	-22.58%
US Real Estate Portfolio		156,697	3.49%	-	-	80,336.01	-	-	1.95	0.90%	0.32%	-	-	-38.10%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	(c)	429,822	0.00%	52,772.54	8,454.10	-	6.98	7.28	-	0.90%	0.32%	-39.98% -39.43%		-
Lehman Brothers Short Duration Bond Portfol (d)		2,690,799	0.00%	260,475.76	29,110.54	-	9.25	9.65	-	0.90%	0.32%	-14.19% -13.38%		-
Mid Cap Growth Portfolio		269,290	0.56%	26,419.68	258.66	-	10.09	10.52	-	0.90%	0.32%	-43.88% -43.38%		-
Partners Portfolio		1,653,849	5.17%	134,546.07	39,096.93	14,160.31	8.25	8.24	15.65	0.90%	0.32%	-52.80% -52.40% -52.53%
Oppenheimer
Balanced / VA		402	0.00%	39.98	-	-	10.06	-	-	0.90%	0.32%	3.52%	-	-
Sentinel Variable Products Trust
Balanced Fund		3,342,689	2.90%	166,590.23	51,558.93	4,825.01	15.70	12.32	19.05	0.90%	0.32%	-24.63% -23.95% -24.19%
Bond Fund		5,390,618	3.58%	255,531.80	48,399.93	4,029.17	17.60	17.03	17.04	0.90%	0.32%	2.44%	3.40%	3.02%
Common Stock Fund		22,985,480	1.14%	1,269,372.53	68,105.72	75,182.97	16.82	11.65	11.12	0.90%	0.32%	-33.65% -33.01% -33.25%
Mid Cap Growth Fund		5,986,626	0.00%	362,991.96	58,433.44	45,592.42	13.72	9.62	9.73	0.90%	0.32%	-46.53% -46.05% -46.24%
Money Market Fund		8,955,335	1.82%	451,098.41	169,899.47	148,392.23	14.09	14.16	1.32	0.90%	0.32%	1.00%	1.94%	1.54%
Small Company Fund		13,650,255	0.25%	392,797.88	61,476.86	64,607.60	28.93	20.92	15.44	0.90%	0.32%	-32.89% -32.30% -32.52%

(c)	Formerly the Neuberger Berman Fasciano Portfolio.
(d)	Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2008	31, 2008			At December 31, 2008				2008		December 31, 2008
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,008,443	0.04%	108,346.61	20,409.95	-	7.78	8.11	-	0.90%	0.32%	-43.17% -42.69%		-
Equity Income Portfolio	3,989,982	2.64%	413,666.02	39,751.41	-	8.77	9.14	-	0.90%	0.32%	-36.82% -36.26%		-
Health Sciences Portfolio	662,043	0.00%	55,184.70	8,969.32	-	10.26	10.70	-	0.90%	0.32%	-29.77% -29.14%		-
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	1,314,503	0.00%	116,790.74	8,271.22	-	10.51	10.52	-	0.90%	0.32%	10.25% 10.33%		-
Variable Insurance Product Funds
Contrafund Portfolio	9,415,322	1.08%	485,012.08	69,144.77	-	17.46	13.73	-	0.90%	0.32%	-43.02% -42.50%		-
Equity Income Portfolio	8,012,660	2.42%	262,825.41	16,921.28	-	29.92	8.86	-	0.90%	0.32%	-43.16% -42.65%		-
Growth Portfolio	9,769,916	0.87%	317,467.55	87,331.66	-	28.34	8.83	-	0.90%	0.32%	-47.64% -47.19%		-
High Income Portfolio	3,689,610	8.08%	146,028.24	32,965.26	-	23.35	8.49	-	0.90%	0.32%	-25.66% -24.93%		-
Index 500 Portfolio	30,847,091	2.32%	1,076,128.88	596,872.67	-	23.42	9.46	-	0.90%	0.32%	-37.55% -37.02%		-
Investment Grade Bond Portfolio	6,039,464	4.41%	348,129.27	63,426.91	258,657.37	13.42	14.43	1.74	0.90%	0.32%	-4.14% -3.28%		-3.33%
Mid Cap Portfolio	3,552,149	0.67%	297,823.31	21,760.50	-	11.08	11.56	-	0.90%	0.32%	-40.01% -39.41%		-
Overseas Portfolio	8,774,398	2.51%	353,161.27	64,803.63	436,899.15	20.81	9.51	1.85	0.90%	0.32%	-44.31% -43.83% -43.94%
Wells Fargo Variable Trust Funds
Discovery	4,742,257	0.00%	402,488.90	33,388.09	26,102.96	9.90	11.12	14.83	0.90%	0.32%	-44.85% -44.34% -44.54%
Opportunity	2,861,143	2.02%	144,712.21	30,555.97	27,598.71	12.09	12.21	26.70	0.90%	0.32%	-40.65% -40.09% -40.28%

F-127

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemptio of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratio include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2007	31, 2007			At December 31, 2007				2007		December 31, 2007
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund		1,637,944	-	134,459.65	13,903.79	28,417.11	10.61	11.31	1.88	0.90%	0.22%	11.10%	12.20%	11.24%
Global Health Care Fund		2,957,254	-	235,357.14	16,574.36	21,938.22	11.48	12.24	2.36	0.90%	0.22%	10.81%	11.88%	10.80%
Technology Fund		1,747,859	-	333,193.72	5,413.85	27,787.51	5.04	5.37	1.48	0.90%	0.22%	6.78%	7.83%	7.25%
Alger American Fund
Growth Portfolio		15,975,209	0.34%	572,840.14	19,384.55	24,477.17	24.48	11.98	70.16	0.90%	0.22%	18.83%	19.92%	19.30%
Leveraged All Cap Portfolio		2,895,641	-	154,806.28	11,944.38	101,500.61	13.89	14.80	5.60	0.90%	0.22%	32.29%	33.45%	32.70%
Small Capitalization Portfolio		12,210,328	-	645,670.00	11,609.18	12,872.55	17.37	15.60	63.29	0.90%	0.22%	16.19%	17.21%	15.81%
American Century Variable
Portfolios
Income & Growth Portfolio		4,765,808	1.80%	279,792.65	32,963.47	33,564.55	14.14	15.23	9.19	0.90%	0.22%	-0.91%	-0.07%	-0.97%
Inflation Protection Portfolio		2,768,409	4.56%	197,087.58	31,174.38	68,732.17	11.70	12.09	1.24	0.90%	0.22%	8.74%	9.71%	9.73%
International Portfolio		5,015,237	0.61%	256,146.20	15,422.46	-	18.43	19.05	-	0.90%	0.22%	17.02%	18.03%	-
Ultra Portfolio		118,976	-	5,566.22	3,779.45	-	12.56	12.98	-	0.90%	0.22%	19.96%	20.97%	-
Value Portfolio		11,778,021	1.55%	496,535.01	51,739.53	89,996.70	19.36	18.92	13.16	0.90%	0.22%	-6.02%	-5.12%	-5.73%
Vista Portfolio		3,293,255	-	179,552.89	9,584.30	-	17.38	17.96	-	0.90%	0.22%	38.49%	39.77%	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		846,606	2.44%	58,753.13	5,581.69	-	13.12	13.56	-	0.90%	0.22%	6.15%	7.11%	-
Developing Leaders Portfolio		58,618	0.65%	5,643.40	-	-	10.39	-	-	0.90%	0.22%	-11.80%	–	-
Quality Bond Portfolio		184,415	4.64%	15,410.59	947.72	-	11.25	11.63	-	0.90%	0.22%	2.55%	3.56%	-
Socially Responsible Growth Fund		408,469	0.51%	41,710.33	1,632.37	13,726.50	8.44	8.99	3.05	0.90%	0.22%	6.84%	7.79%	6.64%
DWS Variable Series II
Dreman High Return Equity Portfolio	(a)	433,098	1.00%	31,756.77	-	-	13.64	-	-	0.90%	0.22%	-3.06%	-	-
Dreman Small Cap Value Portfolio	(a)	3,799,012	0.37%	215,498.60	16,197.39	-	16.36	16.91	-	0.90%	0.22%	1.74%	2.67%	-
DWS VIP Funds
Equity 500 Index Fund	(a)	1,570,852	1.53%	-	-	82,791.55	-	-	18.97	0.90%	0.22%	-	-	19.08%
Small Cap Index Fund	(a)	448,720	0.50%	-	-	26,955.09	-	-	16.65	0.90%	0.22%	-	-	-14.92%

(a)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2007	31, 2007			At December 31, 2007				2007		December 31, 2007
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		5,582,930	1.85%	287,468.80	32,229.25	-	17.40	17.99	-	0.90%	0.22%	14.40%	15.47%	-
Mutual Shares Securities Fund		1,289,364	1.40%	81,295.15	7,340.16	-	14.51	14.99	-	0.90%	0.22%	2.54%	3.45%	-
Global Real Estate Fund	(b)	1,523,391	2.28%	95,840.62	9,890.45	-	14.36	14.84	-	0.90%	0.22%	-21.57% -20.90%		-
Small Cap Fund		233,350	-	16,743.81	461.97	-	13.55	14.00	-	0.90%	0.22%	10.25%	11.20%	-
Small Cap Value Securities Fund		608,856	0.63%	35,254.56	6,342.83	-	14.56	15.05	-	0.90%	0.22%	-3.26%	-2.40%	-
JP Morgan Series Trust II
International Equity Portfolio		5,382,169	0.88%	230,154.19	20,901.28	79,068.99	15.76	15.99	17.98	0.90%	0.22%	8.39%	9.30%	8.77%
Small Company Portfolio		1,600,289	0.01%	79,122.57	16,422.13	2,297.22	16.52	14.98	20.62	0.90%	0.22%	-6.51%	-5.67%	-6.82%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		2,480,314	0.28%	-	-	1,555,888.38	-	-	1.59	0.90%	0.22%	-	-	4.61%
Emerging Markets Equity Portfolio		901,580	0.21%	-	-	272,906.67	-	-	3.30	0.90%	0.22%	-	-	40.43%
High Yield Portfolio		81,686	8.50%	-	-	65,691.89	-	-	1.24	0.90%	0.22%	-	-	3.33%
US Real Estate Portfolio		280,100	1.28%	-	-	88,990.29	-	-	3.15	0.90%	0.22%	-	-	-17.11%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio		2,780,930	-	224,575.29	13,979.80	-	11.63	12.02	-	0.90%	0.22%	-0.43%	0.50%	-
Limited Maturity Portfolio		3,813,895	2.90%	321,489.59	31,140.29	-	10.78	11.14	-	0.90%	0.22%	3.75%	4.70%	-
Mid Cap Growth Portfolio		452,078	-	24,896.70	241.59	-	17.98	18.58	-	0.90%	0.22%	21.40%	22.56%	-
Partners Portfolio		3,751,000	0.62%	149,662.89	38,568.33	14,167.82	17.48	17.31	32.97	0.90%	0.22%	8.37%	9.35%	8.45%
Sentinel Variable Products Trust
Balanced Fund		4,790,129	2.31%	179,391.15	56,489.87	5,483.33	20.83	16.20	25.13	0.90%	0.22%	7.43%	8.43%	7.58%
Bond Fund		6,318,135	4.15%	323,743.15	41,694.10	4,278.05	17.18	16.47	16.54	0.90%	0.22%	6.11%	7.09%	6.71%
Common Stock Fund		38,805,442	1.14%	1,425,320.24	79,332.30	77,529.86	25.35	17.39	16.66	0.90%	0.22%	9.22%	10.20%	9.17%
Growth Index Fund	(c)	-	-	-	-	-	-	-	-	0.90%	0.22%	-	-	5.86%
Mid Cap Growth Fund		12,316,907	-	400,337.76	65,796.36	48,069.16	25.66	17.83	18.10	0.90%	0.22%	20.92%	21.96%	20.99%
Money Market Fund		7,559,914	5.11%	428,440.91	101,700.42	131,350.86	13.95	13.89	1.30	0.90%	0.22%	3.87%	4.75%	4.00%
Small Company Fund		21,372,971	0.59%	413,004.49	66,179.59	66,507.93	43.11	30.90	22.88	0.90%	0.22%	7.61%	8.61%	7.37%

(b)	Formerly the Franklin Real Estate Fund.
(c)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2007	31, 2007			At December 31, 2007				2007		December 31, 2007
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	5,050,930	0.08%	339,081.07	28,967.91	-	13.69	14.15	-	0.90%	0.22%	11.48%	12.57%	-
Equity Income Portfolio	976,452	1.51%	63,213.49	6,906.94	-	13.88	14.34	-	0.90%	0.22%	2.13%	3.02%	-
Health Sciences Portfolio	763,680	-	46,869.56	5,210.45	-	14.61	15.10	-	0.90%	0.22%	16.60%	17.69%	-
Variable Insurance Product Funds
Contrafund Portfolio	17,053,018	0.94%	501,572.34	70,571.10	-	30.64	23.88	-	0.90%	0.22%	16.55%	17.64%	-
Equity Income Portfolio	16,903,718	1.90%	314,940.24	21,057.09	-	52.64	15.45	-	0.90%	0.22%	0.61%	1.51%	-
Growth Portfolio	19,846,212	0.81%	339,281.67	88,473.81	-	54.13	16.72	-	0.90%	0.22%	25.83%	26.96%	-
High Income Portfolio	6,189,672	8.29%	180,383.31	46,320.13	-	31.41	11.31	-	0.90%	0.22%	1.88%	2.72%	-
Index 500 Portfolio	52,480,231	3.60%	1,157,662.87	603,464.74	-	37.50	15.02	-	0.90%	0.22%	4.49%	5.40%	-
Investment Grade Bond Portfolio	7,902,436	4.08%	447,410.16	71,749.44	315,261.90	14.00	14.92	1.80	0.90%	0.22%	3.40%	4.34%	4.05%
Mid Cap Portfolio	3,368,800	0.91%	171,246.32	10,819.22	-	18.47	19.08	-	0.90%	0.22%	14.58%	15.64%	-
Overseas Portfolio	18,867,291	3.31%	427,033.86	87,219.43	434,741.95	37.37	16.93	3.30	0.90%	0.22%	16.27%	17.33%	17.44%
Wells Fargo Variable Trust Funds
Discovery	9,506,076	-	433,346.01	40,921.34	34,098.56	17.95	19.98	26.74	0.90%	0.22%	21.28%	22.35%	21.16%
Opportunity	5,338,648	0.56%	166,358.28	29,570.05	30,137.08	20.37	20.38	44.71	0.90%	0.22%	5.71%	6.65%	5.77%

F-130

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

			For the Year
			Ended							For the Year
		At December 31,	December							Ended December		For the Year Ended
		2006	31, 2006			At December 31, 2006				31, 2006		December 31, 2006
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund		1,642,070	-	146,960.78	19,372.68	25,871.93	9.55	10.08	1.69	0.90%	0.22%	15.06%	16.13%	16.55%
Global Health Care Fund		2,750,410	-	242,414.16	16,861.25	25,763.61	10.36	10.94	2.13	0.90%	0.22%	4.33%	5.19%	5.45%
Technology Fund		1,688,170	-	337,298.27	5,240.53	51,317.04	4.72	4.98	1.38	0.90%	0.22%	9.51%	10.42%	10.40%
Alger American Fund
Growth Portfolio		14,504,469	0.13%	626,615.23	20,570.35	23,671.37	20.60	9.99	58.81	0.90%	0.22%	4.25%	5.16%	5.06%
Leveraged All Cap Portfolio		1,805,763	-	136,089.44	7,062.04	70,907.42	10.50	11.09	4.22	0.90%	0.22%	18.24%	19.38%	19.21%
Small Capitalization Portfolio		11,227,008	-	694,956.09	15,508.82	11,564.16	14.95	13.31	54.65	0.90%	0.22%	18.93%	20.02%	20.72%
American Century Variable
Portfolios
Income & Growth Portfolio		4,863,809	1.98%	272,398.45	38,155.66	42,467.27	14.27	15.24	9.28	0.90%	0.22%	16.02%	17.05%	17.47%
Inflation Protection Portfolio		1,976,214	3.49%	162,617.08	13,288.97	69,977.16	10.76	11.02	1.13	0.90%	0.22%	0.94%	1.85%	0.89%
International Portfolio		3,730,169	1.34%	225,619.35	10,883.61	-	15.75	16.14	-	0.90%	0.22%	23.92%	25.02%	-
Ultra Portfolio		83,687	-	4,781.78	3,132.95	-	10.47	10.73	-	0.90%	0.22%	-4.21%	-3.25%	-
Value Portfolio		12,266,301	1.32%	463,154.91	46,852.78	128,326.16	20.60	19.94	13.96	0.90%	0.22%	17.58%	18.62%	18.61%
Vista Portfolio		3,172,187	-	242,497.80	10,046.61	-	12.55	12.85	-	0.90%	0.22%	8.00%	8.99%	-
Dreyfus Variable Investment Fund
Appreciation Portfolio		3,040,234	1.35%	238,561.89	7,264.56	-	12.36	12.66	-	0.90%	0.22%	15.41%	16.47%	-
Developing Leaders Portfolio		46,313	0.33%	3,930.11	-	-	11.78	-	-	0.90%	0.22%	2.79%	–	-
Quality Bond Portfolio		147,186	4.51%	12,253.35	1,142.22	-	10.97	11.23	-	0.90%	0.22%	3.39%	4.27%	-
Socially Responsible Growth Fund		391,640	0.10%	42,843.51	1,621.24	13,903.19	7.90	8.34	2.86	0.90%	0.22%	8.22%	9.16%	9.58%
DWS Variable Series II
Dreman High Return Equity Portfolio	(a)	399,835	1.20%	28,419.21	-	-	14.07	-	-	0.90%	0.22%	17.15%	-	-
Dreman Small Cap Value Portfolio	(a)	1,586,715	0.33%	94,237.43	4,349.37	-	16.08	16.47	-	0.90%	0.22%	23.50%	24.58%	-
DWS VIP Funds
Equity 500 Index Fund	(a)	1,828,205	1.10%	-	-	114,730.14	-	-	15.93	0.90%	0.22%	-	-	15.69%
Small Cap Index Fund	(a)	281,916	0.63%	-	-	14,404.27	-	-	19.57	0.90%	0.22%	-	-	18.11%

(a)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year
			Ended							For the Year
		At December 31,	December							Ended December		For the Year Ended
		2006	31, 2006			At December 31, 2006				31, 2006		December 31, 2006
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		4,116,076	1.18%	252,143.07	18,023.51	-	15.21	15.58	-	0.90%	0.22%	20.33%	21.43%	-
Mutual Shares Securities Fund		1,071,787	1.17%	69,236.47	6,376.77	-	14.15	14.49	-	0.90%	0.22%	17.33%	18.38%	-
Real Estate Fund		1,699,039	1.86%	84,906.32	7,680.18	-	18.31	18.76	-	0.90%	0.22%	19.52%	20.64%	-
Small Cap Fund		158,567	-	12,295.00	591.71	-	12.29	12.59	-	0.90%	0.22%	7.71%	8.72%	-
Small Cap Value Securities Fund		686,529	0.60%	40,260.12	5,222.17	-	15.05	15.42	-	0.90%	0.22%	15.95%	17.00%	-
JP Morgan Series Trust II
International Equity Portfolio		3,520,811	0.99%	211,123.78	18,394.97	10,985.12	14.54	14.63	16.53	0.90%	0.22%	20.97%	22.12%	21.90%
Small Company Portfolio		1,792,499	-	78,633.20	21,893.72	2,506.13	17.67	15.88	22.13	0.90%	0.22%	14.00%	14.99%	15.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		93,272	4.11%	-	-	61,501.32	-	-	1.52	0.90%	0.22%	-	-	3.40%
Emerging Markets Equity Portfolio		171,278	0.75%	-	-	72,806.65	-	-	2.35	0.90%	0.22%	-	-	35.84%
High Yield Portfolio		74,213	7.67%	-	-	61,922.11	-	-	1.20	0.90%	0.22%	-	-	8.11%
US Real Estate Portfolio		470,322	1.03%	-	-	123,856.08	-	-	3.80	0.90%	0.22%	-	-	37.18%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio		2,424,607	-	198,687.26	8,693.66	-	11.68	11.96	-	0.90%	0.22%	4.29%	5.19%	-
Limited Maturity Portfolio		2,937,142	3.26%	267,744.16	14,705.29	-	10.39	10.64	-	0.90%	0.22%	3.28%	4.21%	-
Mid Cap Growth Portfolio		261,081	-	15,053.86	2,519.72	-	14.81	15.16	-	0.90%	0.22%	13.75%	14.67%	-
Partners Portfolio		3,743,940	0.74%	161,432.22	39,639.77	16,843.78	16.13	15.83	30.40	0.90%	0.22%	11.24%	12.19%	12.43%
Sentinel Variable Products Trust
Balanced Fund		4,558,169	2.35%	180,322.61	63,050.34	5,158.74	19.39	14.94	23.36	0.90%	0.22%	10.55%	11.49%	11.66%
Bond Fund		5,894,456	4.84%	320,016.34	42,429.92	3,908.19	16.19	15.38	15.50	0.90%	0.22%	2.79%	3.64%	3.40%
Common Stock Fund		34,325,255	1.49%	1,415,501.50	73,573.59	20,189.30	23.21	15.78	15.26	0.90%	0.22%	15.07%	16.11%	16.49%
Growth Index Fund	(b)	-	-	-	-	-	-	-	-	0.90%	0.22%	4.96%	5.96%	5.86%
Mid Cap Growth Fund		10,957,676	-	434,409.95	69,281.54	48,477.29	21.22	14.62	14.96	0.90%	0.22%	4.64%	5.64%	5.80%
Money Market Fund		14,809,970	4.65%	553,949.50	102,908.55	4,820,962.17	13.43	13.26	1.25	0.90%	0.22%	3.79%	4.74%	5.04%
Small Company Fund		20,491,414	0.21%	425,635.37	65,444.83	74,101.79	40.06	28.45	21.31	0.90%	0.22%	15.15%	16.17%	16.77%

(b)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year
		Ended							For the Year
	At December 31,	December							Ended December		For the Year Ended
	2006	31, 2006			At December 31, 2006				31, 2006		December 31, 2006
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	4,833,809	0.22%	371,306.64	21,863.23	-	12.28	12.57	-	0.90%	0.22%	8.38%	9.30%	-
Equity Income Portfolio	661,130	1.30%	44,136.98	4,392.91	-	13.59	13.92	-	0.90%	0.22%	17.56%	18.67%	-
Health Sciences Portfolio	1,053,926	-	78,302.40	5,685.50	-	12.53	12.83	-	0.90%	0.22%	7.46%	8.45%	-
Variable Insurance Product Funds
Contrafund Portfolio	14,950,173	1.29%	514,718.55	69,805.95	-	26.29	20.30	-	0.90%	0.22%	10.69%	11.66%	-
Equity Income Portfolio	15,530,594	3.29%	291,626.20	18,009.29	-	52.32	15.22	-	0.90%	0.22%	19.13%	20.22%	-
Growth Portfolio	17,489,438	0.39%	366,019.73	132,280.00	-	43.02	13.17	-	0.90%	0.22%	5.88%	6.81%	-
High Income Portfolio	6,081,061	7.52%	177,852.95	54,253.41	-	30.83	11.01	-	0.90%	0.22%	10.23%	11.32%	-
Index 500 Portfolio	53,009,471	1.70%	1,224,228.80	636,799.54	-	35.89	14.25	-	0.90%	0.22%	14.70%	15.76%	-
Investment Grade Bond Portfolio	7,196,433	3.93%	414,177.80	69,278.91	345,244.51	13.54	14.30	1.73	0.90%	0.22%	3.44%	4.38%	4.22%
Mid Cap Portfolio	2,801,229	0.27%	163,506.72	10,074.54	-	16.12	16.50	-	0.90%	0.22%	11.71%	12.70%	-
Overseas Portfolio	15,207,501	0.86%	403,893.06	79,034.81	386,019.88	32.14	14.43	2.81	0.90%	0.22%	17.04%	18.09%	17.08%
Wells Fargo Variable Trust Funds
Discovery	8,239,344	-	460,989.98	46,740.44	29,538.49	14.80	16.33	22.07	0.90%	0.22%	13.58%	14.60%	15.01%
Opportunity	4,517,349	-	175,603.69	30,602.42	12,956.49	19.27	19.11	42.27	0.90%	0.22%	11.19%	12.21%	12.42%

F-133

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

			For the Year
			Ended							For the Year
		At December 31,	December							Ended December		For the Year Ended
		2005	31, 2005			At December 31, 2005				31, 2005		December 31, 2005
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund		1,409,021	–	145,322.37	19,340.06	24,421.27	8.30	8.68	1.45	0.90%	0.22%	9.74%	10.75%	10.09%
Global Health Care Fund	(c)	2,480,229	–	227,540.40	16,478.45	24,262.24	9.93	10.40	2.02	0.90%	0.22%	7.14%	8.17%	7.91%
Technology Fund		1,493,914	–	325,765.07	6,910.65	47,427.46	4.31	4.51	1.25	0.90%	0.22%	1.37%	2.26%	1.50%
Alger American Fund
Growth Portfolio		14,776,860	–	668,877.90	19,015.98	24,575.64	19.76	9.50	55.98	0.90%	0.22%	11.04%	12.05%	11.68%
Leveraged All Cap Portfolio		1,349,211	–	134,929.26	6,735.28	24,968.33	8.88	9.29	3.54	0.90%	0.22%	13.42%	14.47%	14.13%
Small Capitalization Portfolio		10,019,725	–	750,611.80	18,085.98	8,529.08	12.57	11.09	45.27	0.90%	0.22%	15.83%	16.82%	16.52%
American Century Variable
Portfolios
Income & Growth Portfolio		5,412,905	1.94%	283,011.53	41,767.48	175,652.52	12.30	13.02	7.90	0.90%	0.22%	3.71%	4.65%	4.25%
Inflation Protection Portfolio		1,452,661	4.39%	124,440.40	5,172.13	62,873.52	10.66	10.82	1.12	0.90%	0.22%	0.93%	1.78%	1.25%
International Portfolio		2,322,154	0.80%	176,818.94	5,736.79	–	12.71	12.91	–	0.90%	0.22%	12.22%	13.21%	–
Ultra Portfolio		102,323	–	6,320.98	2,999.58	–	10.93	11.09	–	0.90%	0.22%	1.25%	2.21%	–
Value Portfolio		10,386,280	0.82%	452,544.11	50,755.33	136,553.05	17.52	16.81	11.77	0.90%	0.22%	4.13%	5.06%	4.68%
Vista Portfolio		2,118,951	–	177,627.79	4,730.00	–	11.62	11.79	–	0.90%	0.22%	7.15%	8.17%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio		1,947,303	0.01%	177,936.62	3,901.65	–	10.71	10.87	–	0.90%	0.22%	3.44%	4.39%	–
Developing Leaders Portfolio		33,235	–	2,555.34	340.10	–	11.46	11.63	–	0.90%	0.22%	4.83%	–	–
Quality Bond Portfolio		108,025	3.37%	8,846.22	1,311.44	–	10.61	10.77	–	0.90%	0.22%	1.57%	–	–
Socially Responsible Growth Fund		328,747	–	38,682.66	1,626.41	13,040.72	7.30	7.64	2.61	0.90%	0.22%	2.64%	3.64%	3.10%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund		2,618,471	1.07%	194,715.70	12,301.93	–	12.64	12.83	–	0.90%	0.22%	9.22%	10.20%	–
Mutual Shares Securities Fund		579,114	0.72%	45,725.45	2,272.95	–	12.06	12.24	–	0.90%	0.22%	9.61%	10.55%	–
Real Estate Fund		1,170,255	1.14%	68,188.72	8,057.19	–	15.32	15.55	–	0.90%	0.22%	12.43%	–	–
Small Cap Fund		87,995	–	7,080.48	622.52	–	11.41	11.58	–	0.90%	0.22%	3.82%	4.81%	–
Small Cap Value Securities Fund		548,633	0.68%	37,336.77	4,847.77	–	12.98	13.18	–	0.90%	0.22%	7.83%	8.73%	–

(c)	On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year
		Ended							For the Year
	At December 31,	December							Ended December		For the Year Ended
	2005	31, 2005			At December 31, 2005				31, 2005		December 31, 2005
				Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product		Investment
EP = Estate Provider Product		Income
BP = Benefit Provider Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

JP Morgan Series Trust II
International Equity Portfolio	2,789,753	0.80%	196,854.63	21,013.44	12,621.61	12.02	11.98	13.56	0.90%	0.22%	28.72%	30.98%	30.14%
Small Company Portfolio	1,799,011	–	89,983.76	24,620.67	3,354.63	15.50	13.81	19.13	0.90%	0.22%	29.17%	31.53%	30.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	105,144	3.47%	–	–	71,687.88	–	–	1.47	0.90%	0.22%	–	–	4.02%
Emerging Markets Equity Portfolio	105,434	0.38%	–	–	61,080.94	–	–	1.73	0.90%	0.22%	–	–	33.81%
High Yield Portfolio	80,953	7.55%	–	–	73,082.64	–	–	1.11	0.90%	0.22%	–	–	0.70%
US Real Estate Portfolio	262,823	1.16%	–	–	94,981.87	–	–	2.77	0.90%	0.22%	–	–	16.75%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	1,634,588	–	140,636.74	5,274.71	–	11.20	11.37	–	0.90%	0.22%	1.97%	2.85%	–
Limited Maturity Portfolio	2,016,030	3.00%	195,123.95	5,268.51	–	10.06	10.21	–	0.90%	0.22%	0.56%	1.47%	–
Mid Cap Growth Portfolio	57,580	–	4,185.22	232.28	–	13.02	13.22	–	0.90%	0.22%	12.76%	–	–
Partners Portfolio	3,050,824	0.92%	148,605.68	42,069.13	11,178.49	14.50	14.11	27.04	0.90%	0.22%	16.95%	18.06%	17.67%
Scudder Variable Series II
Dreman High Return Equity Portfolio	261,608	0.51%	21,752.47	32.12	–	12.01	12.19	–	0.90%	0.22%	6.55%	–	–
Dreman Small Cap Value Portfolio	946,411	0.37%	68,791.19	3,840.40	–	13.02	13.22	–	0.90%	0.22%	8.77%	9.77%	–
Scudder VIT Funds
EAFE Equity Index Fund	–	4.10%	–	–	–	–	–	–	0.90%	0.22%	–	–	–
Equity 500 Index Fund	1,503,234	1.32%	–	–	109,140.40	–	–	13.77	0.90%	0.22%	–	–	4.34%
Small Cap Index Fund	253,258	0.61%	–	–	15,286.73	–	–	16.57	0.90%	0.22%	–	–	3.93%
Sentinel Variable Products Trust
Balanced Fund	4,730,589	2.29%	214,292.89	65,595.74	4,392.58	17.54	13.40	20.92	0.90%	0.22%	4.68%	5.68%	5.29%
Bond Fund	5,449,949	4.46%	302,015.86	41,671.01	4,945.99	15.75	14.84	14.99	0.90%	0.22%	0.98%	1.89%	1.56%
Common Stock Fund	29,115,553	1.17%	1,383,478.15	70,832.70	19,476.76	20.17	13.59	13.10	0.90%	0.22%	6.69%	7.68%	7.29%
Growth Index Fund	1,201,338	0.92%	133,454.67	3,520.11	127,126.91	8.00	8.37	0.82	0.90%	0.22%	2.13%	2.95%	2.66%
Mid Cap Growth Fund	11,020,464	–	462,998.94	66,907.14	49,889.47	20.28	13.84	14.14	0.90%	0.22%	2.83%	3.77%	3.44%
Money Market Fund	17,795,631	2.75%	750,957.47	118,927.50	5,504,282.89	12.94	12.66	1.19	0.90%	0.22%	1.93%	2.87%	2.52%
Small Company Fund	17,754,345	0.09%	420,901.77	64,104.49	84,426.42	34.79	24.49	18.25	0.90%	0.22%	7.25%	8.23%	7.87%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year
			Ended							For the Year
		At December 31,	December							Ended December		For the Year Ended
		2005	31, 2005			At December 31, 2005				31, 2005		December 31, 2005
					Units			Units Value		Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio		3,199,506	0.14%	269,838.87	12,340.24	–	11.33	11.50	–	0.90%	0.22%	13.31%	15.02%	–
Equity Income Portfolio		377,672	1.38%	29,966.89	2,664.16	–	11.56	11.73	–	0.90%	0.22%	15.60%	17.34%	–
Health Sciences Portfolio		727,010	–	57,255.74	5,033.21	–	11.66	11.83	–	0.90%	0.22%	16.57%	18.33%	–
Variable Insurance Product Funds
Contrafund Portfolio		13,500,821	0.27%	511,505.00	74,547.95	–	23.75	18.18	–	0.90%	0.22%	32.66%	35.03%	–
Equity Income Portfolio		13,836,635	1.62%	308,650.99	22,254.18	–	43.92	12.66	–	0.90%	0.22%	15.97%	18.02%	–
Growth Portfolio		17,512,332	0.49%	391,167.50	131,482.11	–	40.63	12.33	–	0.90%	0.22%	7.42%	9.36%	–
High Income Portfolio		5,842,145	14.87%	188,606.84	57,321.68	–	27.97	9.89	–	0.90%	0.22%	10.55%	12.56%	–
Index 500 Portfolio		47,558,614	1.75%	1,275,070.55	622,351.15	–	31.29	12.31	–	0.90%	0.22%	13.91%	15.92%	–
Investment Grade Bond Portfolio		6,771,097	3.38%	406,594.47	61,846.15	360,921.86	13.09	13.70	1.66	0.90%	0.22%	4.81%	6.71%	6.04%
Mid Cap Portfolio		1,731,568	–	114,317.96	5,614.66	–	14.43	14.64	–	0.90%	0.22%	44.28%	46.45%	–
Overseas Portfolio		13,269,426	0.62%	421,466.58	76,305.21	317,960.47	27.46	12.22	2.40	0.90%	0.22%	32.86%	35.32%	34.68%
Wells Fargo Variable Trust Funds
Discovery	(d)	7,498,810	–	474,171.08	49,407.92	32,164.89	13.03	14.25	19.19	0.90%	0.22%	8.66%	9.59%	9.24%
Opportunity	(d)	4,216,288	–	183,192.87	30,870.56	13,715.02	17.33	17.03	37.60	0.90%	0.22%	6.91%	7.86%	7.53%

(d) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

F-136

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
		At December 31,	December							December 31,		For the Year Ended
		2004	31, 2004		At December 31, 2004					2004		December 31, 2004
					Units		Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	(e)	1,396,954	–	149,887.44	18,922.71	87,643.84	7.56	7.84	1.32	0.90%	0.22%	12.33%	13.33%	12.53%
Health Sciences Fund	(e)	2,345,655	–	226,740.87	20,241.52	26,737.50	9.27	9.61	1.87	0.90%	0.22%	6.63%	7.52%	6.96%
Technology Fund	(e)	1,469,958	–	324,400.29	8,129.74	43,954.80	4.25	4.41	1.23	0.90%	0.22%	3.77%	4.59%	3.88%
Alger American Fund
Growth Portfolio		14,460,397	–	742,966.83	18,205.78	21,562.81	17.80	8.48	50.13	0.90%	0.22%	4.52%	5.49%	5.16%
Leveraged All Cap Portfolio		1,199,111	–	136,782.52	6,433.93	24,484.75	7.83	8.12	3.10	0.90%	0.22%	7.25%	8.14%	7.69%
Small Capitalization Portfolio		9,065,543	–	800,628.63	15,306.39	6,038.53	10.85	9.49	38.85	0.90%	0.22%	15.53%	16.52%	16.19%
American Century Variable
Portfolios
Income & Growth Portfolio		5,163,572	1.38%	283,639.63	40,755.48	170,429.76	11.86	12.44	7.58	0.90%	0.22%	12.04%	13.01%	12.57%
Inflation Protection Portfolio	(f)	668,672	2.44%	58,401.70	22.34	46,695.74	10.56	10.63	1.11	0.90%	0.22%	5.61%	6.25%	5.31%
International Portfolio	(f)	1,003,894	–	85,955.45	2,656.84	–	11.33	11.40	–	0.90%	0.22%	13.27%	13.95%	–
Ultra Portfolio	(f)	18,680	–	1,208.81	519.38	–	10.79	10.85	–	0.90%	0.22%	7.90%	8.55%	–
Value Portfolio		9,052,146	0.93%	412,152.56	54,178.72	111,380.07	16.82	16.00	11.24	0.90%	0.22%	13.28%	14.31%	13.98%
Vista Portfolio	(f)	1,057,019	–	94,855.05	2,659.72	–	10.84	10.90	–	0.90%	0.22%	8.38%	9.03%	–
Dreyfus Variable Investment Fund
Appreciation Portfolio	(f)	672,509	2.44%	63,684.83	1,293.07	–	10.35	10.41	–	0.90%	0.22%	3.49%	4.11%	–
Developing Leaders Portfolio	(f)	5,150	0.29%	471.27	–	–	10.93	–	–	0.90%	0.22%	9.27%	–	–
Quality Bond Portfolio	(f)	7,997	1.78%	765.22	–	–	10.45	–	–	0.90%	0.22%	4.50%	–	–
Socially Responsible Growth Fund		296,786	0.41%	34,543.04	1,580.56	15,700.20	7.11	7.37	2.53	0.90%	0.22%	5.28%	6.22%	5.67%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	(f)	1,100,190	0.13%	89,188.78	5,835.13	–	11.57	11.64	–	0.90%	0.22%	15.74%	16.44%	–
Mutual Shares Securities Fund	(f)	50,451	–	3,036.84	1,538.90	–	11.00	11.07	–	0.90%	0.22%	10.04%	10.70%	–
Real Estate Fund	(f)	364,502	0.05%	26,751.43	–	–	13.63	-	–	0.90%	0.22%	36.26%	–	–
Small Cap Fund	(f)	14,500	–	706.23	609.90	–	10.99	11.05	–	0.90%	0.22%	9.86%	10.52%	–
Small Cap Value Securities Fund	(f)	178,332	0.05%	12,222.47	2,569.06	–	12.04	12.12	–	0.90%	0.22%	20.44%	21.16%	–

(e)	On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.
(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
	At December 31,		December							December 31,		For the Year Ended
		2004	31, 2004		At December 31, 2004					2004		December 31, 2004
					Units		Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

JP Morgan Series Trust II
International Equity Portfolio		2,304,943	0.55%	181,694.81	21,361.13	6,711.32	10.96	10.83	12.29	0.90%	0.22%	17.33%	18.33%	17.94%
Small Company Portfolio		1,924,996	–	95,738.75	30,801.30	3,545.02	15.12	13.35	18.56	0.90%	0.22%	26.03%	27.18%	26.77%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio		106,021	3.77%	–	–	75,091.85	–	–	1.41	0.90%	0.22%	–	–	3.82%
Emerging Markets Equity Portfolio		78,248	0.64%	–	–	60,484.25	–	–	1.29	0.90%	0.22%	–	–	23.21%
High Yield Portfolio		77,397	4.99%	–	–	70,385.40	–	–	1.10	0.90%	0.22%	–	–	8.87%
US Real Estate Portfolio		210,338	1.55%	–	–	88,692.70	–	–	2.37	0.90%	0.22%	–	–	36.30%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	(f)	766,387	–	65,609.25	4,170.97	–	10.98	11.05	–	0.90%	0.22%	9.79%	10.45%	–
Limited Maturity Portfolio	(f)	976,496	4.23%	94,061.07	3,544.38	–	10.00	10.06	–	0.90%	0.22%	0.02%	0.63%	–
Mid Cap Growth Portfolio	(f)	9,645	–	834.80	–	–	11.55	-	–	0.90%	0.22%	15.54%	–	–
Partners Portfolio		1,947,758	0.01%	116,225.23	38,299.23	2,150.33	12.40	11.95	22.98	0.90%	0.22%	17.94%	18.92%	18.58%
Scudder Variable Series II
Dreman High Return Equity Portfolio	(f)	47,658	–	4,228.88	–	–	11.27	–	–	0.90%	0.22%	12.70%	–	–
Dreman Small Cap Value Portfolio	(f)	707,841	–	57,126.80	2,013.79	–	11.97	12.04	–	0.90%	0.22%	19.66%	20.38%	–
Scudder VIT Funds
EAFE Equity Index Fund		302,751	2.20%	–	–	27,672.56	–	–	10.94	0.90%	0.22%	–	–	18.66%
Equity 500 Index Fund		1,126,939	1.04%	–	–	85,372.94	–	–	13.20	0.90%	0.22%	–	–	10.28%
Small Cap Index Fund		206,063	0.38%	–	–	12,926.68	–	–	15.94	0.90%	0.22%	–	–	17.39%
Sentinel Variable Products Trust
Balanced Fund		4,321,892	2.19%	207,705.38	59,631.71	4,286.84	16.76	12.68	19.87	0.90%	0.22%	6.46%	7.40%	7.09%
Bond Fund		5,100,289	4.62%	285,907.34	39,416.35	4,554.53	15.60	14.56	14.76	0.90%	0.22%	3.70%	4.66%	4.29%
Common Stock Fund		25,268,356	1.03%	1,281,861.62	67,037.38	15,848.59	18.90	12.62	12.21	0.90%	0.22%	8.69%	9.68%	9.30%
Growth Index Fund		1,306,921	1.41%	138,475.98	3,573.38	240,587.83	7.83	8.13	0.80	0.90%	0.22%	4.41%	5.35%	5.01%
Mid Cap Growth Fund		11,332,447	-	498,627.82	69,175.00	42,280.74	19.72	13.34	13.67	0.90%	0.22%	11.34%	12.29%	11.96%
Money Market Fund		17,602,414	0.95%	815,377.38	147,880.28	4,661,570.91	12.70	12.31	1.16	0.90%	0.22%	0.08%	0.93%	0.35%
Small Company Fund		16,496,249	0.09%	419,192.65	65,304.33	83,879.83	32.44	22.63	16.92	0.90%	0.22%	14.87%	15.89%	15.51%
Strong Variable Insurance Funds
Mid Cap Growth Fund II		7,561,771	–	530,164.34	51,305.09	30,530.93	11.99	13.00	17.57	0.90%	0.22%	18.05%	19.14%	18.78%
Opportunity Fund II		3,979,718	–	184,194.54	29,614.02	15,065.90	16.21	15.79	34.97	0.90%	0.22%	17.19%	18.25%	17.85%

(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
			For the Year							For the Year
			Ended							Ended
	At December 31,		December							December 31,		For the Year Ended
		2004	31, 2004		At December 31, 2004					2004		December 31, 2004
					Units		Units Value			Expense Ratio**		Total Return***

VT = VariTrak Product			Investment
EP = Estate Provider Product			Income
BP = Benefit Provider Product		Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	(f)	1,054,992	0.76%	91,320.77	6,124.23	–	10.82	10.89	–	0.90%	0.22%	8.22%	8.88%	–
Equity Income Portfolio	(f)	134,477	0.73%	9,933.81	2,009.78	–	11.25	11.32	–	0.90%	0.22%	12.48%	13.16%	–
Health Sciences Portfolio	(f)	222,420	–	20,483.83	906.55	–	10.40	10.46	–	0.90%	0.22%	3.95%	4.58%	–
Variable Insurance Product Funds
Contrafund Portfolio		10,938,158	0.32%	484,390.70	65,707.73	–	20.49	15.43	–	0.90%	0.22%	14.46%	14.63%	–
Equity Income Portfolio		13,956,006	1.52%	328,494.08	17,282.36	–	41.86	11.96	–	0.90%	0.22%	10.52%	11.48%	–
Growth Portfolio		17,379,797	0.25%	408,020.27	134,876.87	–	38.74	11.65	–	0.90%	0.22%	2.44%	3.37%	–
High Income Portfolio		5,813,198	7.64%	190,561.43	59,905.24	–	27.48	9.63	–	0.90%	0.22%	8.61%	9.60%	–
Index 500 Portfolio		46,107,930	1.27%	1,290,304.77	617,023.77	–	30.12	11.74	–	0.90%	0.22%	9.64%	10.58%	–
Investment Grade Bond Portfolio		5,964,534	4.18%	369,439.41	55,508.18	272,354.52	12.93	13.41	1.63	0.90%	0.22%	3.49%	4.42%	4.10%
Mid Cap Portfolio	(f)	624,489	–	50,320.39	428.67	–	12.30	12.38	–	0.90%	0.22%	23.05%	23.79%	–
Overseas Portfolio		11,285,322	1.12%	438,568.50	67,802.24	188,650.48	23.28	10.26	2.02	0.90%	0.22%	12.61%	13.67%	13.49%

(f)	The Investment Income Ratio, Expense Ratio and Total Return are for the period from inception, May 1, 2004, through December 31, 2004.
*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

There have been no fund substitutions in the years 2004, 2005, 2006, 2007, or 2008.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 11 - SUBSEQUENT EVENTS

Effective January 1, 2009, National Life will not issue new policies for Varitrak, Sentinel Estate Provider, or Sentinel Benefit Provider. All life insurance policies sold starting in January 1, 2009 are required by state insurance laws to use the 2001 CSO Mortality Table instead of the 1980 CSO Mortality Table as the basis for maximum mortality charges. After careful consideration, National Life determined it would not modify its existing products to comply with the regulations. Varitrak, Sentinel Estate Provider, and Sentinel Benefit Provider policies will no longer be issued to new or existing customers. National Life has no intention at this time to terminate existing coverage under the above mentioned policies and plans to continue administration of all in force policies.

National Life has developed a new product, Investor Select, that is compliant with the 2001 CSO Mortality table. This product will be available as a new Variable Life product effective as of December 23, 2008. There were no Investor Select policies issued in 2008.

NOTE 12 – ACCOUNTING PRINCIPLES (ADOPTED)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 12 – ACCOUNTING PRINCIPLES (ADOPTED) (continued)

value, and identifies three levels of inputs that may be used to measure fair value:

Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2-Observable inputs other than Level 1 prices, such as quoted prices fro similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

NLV Financial Corporation and Subsidiaries

Financial Statements December 31, 2008 and 2007

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
Index
December 31, 2008 and 2007

Page(s)
Report of Independent Auditors	1
Consolidated Financial Statements
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Changes in Stockholder’s Equity	4
Consolidated Statements of Cash Flows	5
Notes to Consolidated Financial Statements	6 - 47

Report of Independent Auditors

To the Board of Directors and Stockholder of NLV Financial Corporation:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries (the Company) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for fair value measurement on January 1, 2008. Additionally, as discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for defined benefit pension and other postretirement plans on December 31, 2007 and changed its method of accounting for uncertainty in income taxes on January 1, 2007.

February 26, 2009

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,
(In Thousands)	2008	2007
Assets:
Cash and investments:
Available-for-sale debt securities	$ 9,036,202	$ 9,330,759
Available-for-sale debt securities on loan	119,254	265,784
Total available-for-sale debt securities	9,155,456	9,596,543

Available-for-sale equity securities	86,908	152,870
Trading equity securities	15,714	23,456
Mortgage loans on real estate	1,676,877	1,659,951
Policy loans	719,251	706,278
Real estate investments	15,653	19,112
Securities lending invested collateral	81,440	234,691
Other invested assets	367,900	358,757
Cash and cash equivalents	147,987	179,405

Total cash and investments	12,267,186	12,931,063

Deferred policy acquisition costs	1,414,078	969,875
Accrued investment income	147,640	139,898
Premiums and fees receivable	23,774	21,158
Deferred income taxes	229,216	2,786
Amounts recoverable from reinsurers	142,775	135,874
Present value of future profits of insurance acquired	37,775	42,749
Property and equipment, net	50,912	46,829
Federal income tax recoverable	31,324	1,647
Other assets	199,715	195,273
Goodwill and intangibles	56,178	31,532
Separate account assets	609,236	983,815

Total assets	$ 15,209,809	$15,502,499

Liabilities:
Policy liabilities:
Policy benefit liabilities	$ 4,670,993	$ 4,648,082
Policyholder account liabilities	7,817,806	7,153,888
Policyholders’ deposits	65,321	55,599
Policy claims payable	47,269	42,339
Policyholders’ dividends	51,352	128,333

Total policy liabilities	12,652,741	12,028,241

Amounts payable to reinsurers	17,419	21,957
Securities lending payable	121,695	269,927
Other liabilities and accrued expenses	236,002	247,077
Pension and other post-retirement benefit obligations	217,421	168,451
Debt	294,747	294,713
Separate account liabilities	609,236	983,815

Total liabilities	14,149,261	14,014,181

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	–	–
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares
issued and outstanding	–	–
Preferred stock, 500 shares authorized, no shares issued and outstanding	–	–
Retained earnings	1,483,880	1,470,504
Accumulated other comprehensive income	(423,332)	17,814

Total stockholder’s equity	1,060,548	1,488,318

Total liabilities and stockholder’s equity	$ 15,209,809	$15,502,499

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31,
(In Thousands)	2008	2007	2006

Revenues:
Insurance premiums	$ 322,470	$ 322,328	$ 336,007
Policy and contract charges	210,113	178,770	156,950
Net investment income	575,766	758,058	797,462
Net realized investment (losses) gains	(105,994)	(4,953)	1,122
Change in value of trading equity securities	(7,650)	847	1,538
Mutual fund commissions and fee income	98,837	104,017	105,919
Other income	19,659	21,800	18,563

Total revenues	1,113,201	1,380,867	1,417,561

Benefits and Expenses:
Increase in policy liabilities	45,105	29,717	81,783
Policy benefits	406,068	411,267	349,718
Policyholders' dividends and dividend obligations	113,798	111,097	122,308
Interest credited to policyholder account liabilities	108,679	274,928	327,445
Operating expenses	168,655	169,600	174,797
Interest expense on debt	21,666	21,944	21,975
Policy acquisition expenses and amortization of
present value of future profits, net	241,710	198,994	179,242

Total benefits and expenses	1,105,681	1,217,547	1,257,268

Income before income taxes and minority interest	7,520	163,320	160,293

Income tax (benefit) expense	(7,840)	48,101	43,566

Income before minority interest	15,360	115,219	116,727

Minority interest in consolidated subsidiaries	–	–	(103)

Net Income	$ 15,360	$ 115,219	$ 116,830

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

					Accumulated
	Class A	Class B			Other
	Common Common Preferred			Retained	Comprehensive
(In Thousands)	Stock	Stock	Stock	Earnings	Income	Total

January 1, 2006	$–	$–	$–	$1,238,607	$ 29,687	$ 1,268,294

Comprehensive income:
Net income	–	–	–	116,830	–	116,830
Change in unrealized gains on available-
for-sale securities, net	–	–	–	–	(9,620)	(9,620)
Change in cash flow hedge on debt
issuance, net	–	–	–	–	34	34
Change in additional minimum pension
liability, net	–	–	–	–	4,015	4,015
Total comprehensive income						111,259

December 31, 2006	–	–	–	1,355,437	24,116	1,379,553

Cumulative effect of adoption of
FIN 48	–	–	–	(152)	–	(152)

Comprehensive income:
Net income	–	–	–	115,219	–	115,219
Change in unrealized gains on available-
for-sale securities, net	–	–	–	–	(9,464)	(9,464)
Change in cash flow hedge on debt
issuance, net	–	–	–	–	34	34
Change in additional minimum pension
liability, net, prior to adoption of SFAS No.
158	–	–	–	–	11,263	11,263
Total comprehensive income						117,052

Adjustments for adoption of SFAS
No. 158:
Establishment of liability, net	–	–	–	–	(18,033)	(18,033)
Reduction of additional minimum pension
liability, net	–	–	–	–	9,898	9,898

December 31, 2007	–	–	–	1,470,504	17,814	1,488,318

Cumulative effect of FAS 158 measurement	–	–	–	(1,984)	–	(1,984)
date adjustment

Comprehensive income:
Net income	–	–	–	15,360	–	15,360
Change in unrealized gains on available-
for-sale securities, net	–	–	–	–	(404,865)	(404,865)
Change in cash flow hedge on debt
issuance, net	–	–	–	–	34	34
Change in FAS 158 liability, net	–	–	–	–	(36,315)	(36,315)
Total comprehensive income						(425,786)

December 31, 2008	$–	$–	$–	$ 1,483,880	$ (423,332)	$ 1,060,548

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31,
(In Thousands)	2008	2007	2006

Cash Flows from Operating Activities:
Net income	$ 15,360	$ 115,219	$ 116,830

Adjustments to reconcile net income to net cash provided by
operating activities:
Changes in assets and liabilities:
Accrued investment income	(7,742)	(9,187)	(3,364)
Policy acquisition costs	(75,430)	(66,360)	(83,564)
Policy benefit liabilities	24,872	35,585	43,992
Other assets and liabilities	64,658	22,025	36,319
Provision for deferred income taxes	12,193	6,411	26,917
Interest credited to policyholder account liabilities	108,679	274,928	327,445
Policy and contract charges	(210,113)	(178,770)	(156,950)
Net realized investment losses (gains)	105,994	4,953	(1,122)
Net option losses (gains)	197,184	(1,959)	(77,348)
Market value change on corporate owned life insurance policies	(3,388)	(5,706)	(4,037)
Change in present value of future profits of insurance acquired	4,974	6,172	8,176
Depreciation	7,867	6,941	8,276
Other	(22,674)	10,755	12,052
Net cash provided by operating activities	222,434	221,007	253,622

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	1,917,642	2,261,479	2,906,885
Cost of investments acquired	(2,833,440)	(3,030,297)	(3,438,464)
Change in policy loans	(12,973)	(10,155)	(4,476)
Change in securities lending invested collateral	153,251	23,512	(99,321)
Other	(43,345)	(16,895)	(10,316)
Net cash used by investing activities	(818,865)	(772,356)	(645,692)

Cash Flows from Financing Activities:
Policyholders' deposits	1,548,519	1,125,012	1,047,595
Policyholders' withdrawals	(835,274)	(737,843)	(576,402)
Change in securities lending payable	(148,232)	(116,118)	18,659
Net cash provided by financing activities	565,013	271,051	489,852
Net (Decrease) Increase in Cash and Cash Equivalents	(31,418)	(280,298)	97,782

Cash and Short-term investments:
Beginning of year	179,405	459,703	361,921
End of year	$ 147,987	$ 179,405	$ 459,703

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2008 and 2007

NOTE 1 – NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding Company reorganization, National Life converted from a mutual to a stock life insurance Company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries are collectively known as the National Life Group. Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”).

The Company’s insurance operations develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management services. Insurance and annuity products are primarily distributed through twenty-two general agencies in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 530,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its affiliates. About 27% of the Company’s total collected premiums and deposits are from residents of the states of New York and California.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $4.0 billion of net assets represent sixteen mutual funds managed on behalf of about 252,000 individual, corporate, and institutional shareholders worldwide.

During 2006, the Company sold its subsidiary, American Guaranty and Trust Company (“AG&T”), to an unrelated party. The Company also sold its interest in a consolidated real estate partnership to an entity controlled by the minority interest partner of the partnership.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared on the basis of United States generally accepted accounting principals (“U.S. GAAP). Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Cash and Cash Equivalents

Cash and cash equivalents is made up of unrestricted cash and restricted cash components. The restricted cash was $32.6 million and $65.9 million for the years ended December 31, 2008 and 2007, respectively. This included $23.1 million and $34.0 million associated with securities lending collateral and $9.5 million and $31.9 million associated with collateral assigned to purchased options for the years ended December 31, 2008 and 2007, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Available-for-sale debt and equity securities are reported at estimated fair value. When determining estimated fair value, the Company utilizes observable market inputs and considers available data from third party pricing agencies, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers and or estimated cash flows. The Company performs a monthly analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

At the balance sheet date, the Company evaluates its security holdings that are in an unrealized loss position. When the Company’s intention is to dispose of securities before they recover to their cost basis, the Company deems that decline to be other than temporary, and the decline is recorded as a realized loss at the balance sheet date. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to a change in circumstances, the loss is recognized in the period in which the intent to hold the securities until recovery no longer existed.

Certain investments with a beneficial interest in securitized financial assets with contractual cash flows, including asset-backed securities are carried at estimated fair value which is determined by a pricing model that generates the predicted cash flows based on observable inputs such as market spreads and trades of similar securities. Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interest that Continued to be Held by a Transferor in Securitized Assets (“EITF 99-20”) requires periodic updates of the Company’s best estimate of cash flows over the life of the security. If the fair value of an investment with a beneficial interest in a securitized financial asset is less than its amortized cost, and there has been a decrease in estimated cash flows since the last revised estimate, then considering both the timing and the amount of the decrease, an other than temporary impairment (“OTTI”) is recognized.

Trading equity securities are reported at estimated fair value. Realized and unrealized (losses) gains on trading equity securities are included in change in value of trading equity securities.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized investment (losses) gains.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Long options and futures contracts are included in other invested assets and carried at estimated fair value. Short options contracts are included in other liabilities and accrued expenses and carried at estimated fair value. The estimated fair values of derivatives are based on independent broker pricing quotes when data is not publicly available. Changes in fair value are reflected in the statements of operations as a component of net realized investment (losses) gains.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

The Company’s investments in unconsolidated partnerships are included in other invested assets and are estimated at fair value by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment (losses) gains if future earnings are projected to be less than the carrying value of the investment. Changes in the fair value of limited partnerships are included in change in unrealized gains on available-for-sale securities, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized investment (losses) gains are recognized using the specific identification method and are reported as net realized investment (losses) gains. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Policy Acquisition Expenses

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised. Future gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the difference between the earned interest rate and the credited interest rate. Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels.

In 2008, the Company updated certain actuarial assumptions including expenses, mortality and policyholder dividends underlying its closed block of traditional life business resulting in an increase of $0.6 million in deferred policyholder acquisition costs.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses (continued)

In 2007, the Company updated its assumptions related to the deferral of agent benefits, resulting in an additional $2.8 million of agent benefit costs being deferred in 2007. The Company also revised its utilization rate of free partial withdrawal assumption on annuity products resulting in increased amortization of $7.6 million in 2007. In addition, the Company revised its surrender and investment spread assumptions resulting in increased (decreased) amortization of $1.9 million and $(2.1) million, respectively, in 2007 on non-indexed life and annuity products.

In 2006, the Company completed a review of deferred underwriting and issuance costs resulting in the standardization of its deferral policy to provide consistency throughout the Company. As a result, an additional $3.8 million of underwriting and issuance costs were deferred in 2006.

Deferred policy acquisition costs assets are regularly evaluated for recoverability from product margins. In 2006, the Company amortized the remaining $1.2 million of deferred acquisition costs on its COLI line of business due to the expectation that future expenses associated with the underlying policies will exceed future profit margins.

In 2006, the Company changed its mortality assumption which increased future estimated gross profits resulting in reduced amortization of $3.8 million. The Company also reflected the impact of revenue sharing in the separate accounts of variable products for both historical and projected expected gross profits thereby increasing future estimated gross profits. This change resulted in reduced amortization of $1.9 million.

The assumed rate of investment return on the assets held in variable product separate accounts (after deduction of fund fees and mortality and expense charges) was 7.75% in 2008 and 2007.

Present Value of Future Profits of Insurance Acquired

Present value of future profits of insurance acquired (“PVFP”) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. In 2008, based on updated experience analysis of the annuity products, several assumptions related to the calculation of the PVFP asset were updated, resulting in an increase to the PVFP asset of approximately $3.2 million.

Goodwill and Other Intangible Assets

Goodwill, and other intangible assets with indefinite useful lives, are reviewed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers the market-based earning multiples of the unit’s peer companies or expected future cash flows. If the carrying value of a reporting unit exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. No impairment was recorded in 2008. In 2007, goodwill was reduced by $0.4 million and other intangible assets were reduced by $1.5 million due to impairment. Goodwill was $8.3 million and $8.2 million at December 31, 2008 and December 31, 2007, respectively, and was included in

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets (continued)

other assets. Total other intangible assets were $47.9 million and $23.3 million at December 31, 2008 and December 31, 2007, respectively, and was included in other assets. The change in goodwill and other intangible assets in 2008 is due to the purchase of assets related to the investment advisory and management of mutual fund assets which were reorganized into Sentinel Funds

Property and Equipment

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $149.0 million and $147.2 million at December 31, 2008 and 2007, respectively, and is included in other assets. Approximately 59% and 58% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at December 31, 2008 and 2007, respectively.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $3.6 million, $5.7 million, and $6.2 million in 2008, 2007, and 2006, respectively, and is included in other income.

Separate Accounts

Separate accounts are variable product investment trusts relating to certain variable annuity contracts, variable life policies and the Company’s pension plans. The invested assets of the separate accounts are segregated from the general account assets of the Company and include common stocks, bonds and mutual fund share investments that are carried at estimated fair value. Investment income and investment (losses) gains accrue directly to, and investment risk is borne by, the policy and contract holders. Separate account liabilities, which reflect separate account policyholders’ interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. With the adoption of Statement of Financial Accounting Standards 157, “Fair Value Measurements” (“SFAS 157”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. As previously mentioned, the Company revised its utilization rate of free partial withdrawal assumption on indexed annuity products resulting in a reduction of policyholder account liabilities of $7.6 million in 2007.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%. As of December 31, 2008 and 2007, less than 2% of the contracts inforce had a credited rate below 3%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2008 was fifty-five. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience. The Company capitalized sales inducement costs of $16.5 and $4.7 million and recorded net amortization of $4.3 and $2.8 million during 2008 and 2007, respectively. Sales inducement assets were $25.9 and $13.6 million at December 31, 2008 and 2007, respectively.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations. These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency. The Company accrued sales inducement liabilities of $0.4 and $0.2 million during 2008 and 2007 respectively, and recorded net increases for amortization and unlocking of $0.2 and $0.3 million during 2008 and 2007, respectively. Sales inducement liabilities were $10.3 and $9.7 million at December 31, 2008 and 2007, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results. The dividend scale is approved annually by National Life’s Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

NLHC files a consolidated tax return for the tax year ended December 31, 2008 which includes NLHC and all subsidiaries of the Company. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Minority Interests

Minority interests represented minority partners’ interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements.

During 2006, the Company sold its interests in two entities within the Company which had minority interests. There are no remaining minority interests in entities within the Company.

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES New Accounting Principles (Adopted)

FIN No. 48 – Accounting for Uncertainty in Income Taxes – an interpretation of Financial Accounting Standards Board Statement No. 109. In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 requires an entity to determine whether it is “more likely than not” that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements.

The amount recognized would be the largest amount of tax benefit that is greater than fifty percent likely of being realized upon ultimate settlement, along with any related interest and penalties (if applicable). Upon adoption of FIN 48, the guidance was applied to all tax positions, and only those tax positions meeting the “more likely than not” threshold are recognized or continue to be recognized in the financial statements. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 was effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $152,000 in its Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

SFAS No. 155 – Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140. In February 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140” (“SFAS 155”) which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets,” and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity’s ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, “Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets” (“DIG B40”). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

New Accounting Principles (Adopted) (continued)

contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155. The Company adopted the provisions SFAS 155 and DIG B40 on January 1, 2007. The adoption of SFAS 155 did not have a material impact on the Company’s consolidated financial condition or results of operations.

SFAS No. 158 - Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R). In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS 158”). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans’ funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net actuarial (losses) gains which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, “Employers’ Account for Pensions” or SFAS No. 106,

“Employers’ Accounting for Postretirement Benefits Other Than Pensions,” must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net (losses) gains recognized in other comprehensive income and their effects on net periodic benefit costs. SFAS 158 was effective for fiscal years ending after June 15, 2007 and was applied prospectively. The Company adopted the recognition provision of SFAS 158 as of December 31, 2007. See Note 9 for more information regarding the Company’s adoption of SFAS 158.

SOP 05-01 – Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. In September, 2005, the Accounting Standards Executive Committee issued SOP 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-01”). SOP 05-01 provides guidance on internal replacement of insurance and investment contracts, whereby an existing policyholder exchanges a current contract for a new contract, and whether certain acquisition costs associated with the original contract may continue to be deferred or must be expensed immediately. Under the terms of SOP 05-01, internal replacements qualifying for continued deferral of original acquisition costs must demonstrate that the new contract is substantially unchanged from the original contract, including coverage provided, insured individual, investment returns, and any dividend participation rights. SOP 05-01 is effective for fiscal years beginning after December 15, 2006. The Company adopted the provisions of SOP 05-01 on January 1, 2007. The adoption of SOP 05-01 did not have a material impact on the Company’s consolidated financial position or results of operations.

FSP 115-1 - The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“FSP FAS 115-1”). The guidance in FSP FAS 115-1 nullifies the accounting and measurement provisions of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued) New Accounting Principles (Adopted) (continued)

Emerging Issues Task Force No. 03-1 - “The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments” references existing guidance, and supersedes EITF Topic No. D-44 “Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value.” FSP FAS 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company’s existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP FAS 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company applied the principles of FSP FAS 115-1 effective January 1, 2006. The initial application of FSP FAS 115-1 did not have a material effect on the Company’s consolidated financial condition or results of operations.

SFAS No. 157 – Fair Value Measurements. In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price).

Prior to SFAS 157, the fair value of a liability was often based on a settlement price concept which assumed the liability was extinguished. Under SFAS 157, fair value is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. An exit price valuation will include margins for risk even if they are not observable. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale of use of an asset or non-performance risk, which would include the reporting entity’s own credit risk. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value.

SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. See Footnote 4 for a description of the three-level hierarchy for fair value measurements. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The SFAS estimated fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. Release of risk margins will be reflected as realized gains in future periods’ net income. Each of the components described below are unobservable in the marketplace and require subjectivity by the Company in determining their value.

  Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the risk that policyholder liabilities will not be fulfilled (“nonperformance risk”). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value.
  Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used prior to adoption of

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

New Accounting Principles (Adopted) (continued)

SFAS 157 could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions that the Company believes market participants would use in developing risk margins.

Effective January 1, 2008 the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured at fair value.

In February 2008, The FASB issued FASB Staff Position (“FSP”) No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13, Accounting for Leases (“FSP FAS 157-1”). FSP FAS 157-1 provides a scope exception from SFAS 157 for the evaluation criteria on lease classification and capital lease measurement under SFAS No. 13 “Accounting for Leases” and other related accounting pronouncements. Accordingly, the Company did not apply the provisions of SFAS 157 in determining the classification of and accounting for leases and the adoption of FSP FAS 157-1 did not have an impact on the Company’s consolidated financial statements.

In February 2008, The FASB issued FSP FAS 157-2, Effective Date of FASB Statement No 157 (“FSP FAS 157-2”) which delays the effective date for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009, and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets. As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of SFAS 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS 157-2.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active”, (“FSP FAS 157-3”) that provided SFAS 157 implementation guidance for fair value considerations of thinly traded securities. An active market is defined as one in which transactions for an asset or liability occur with sufficient frequency and volume in order to provide pricing information on a regular basis. The Company adopted FSP FAS 157-3 establishing a stale pricing policy for assets and liabilities for which prices have not changed from the prior month-end to the financial statement date. In accordance with this definition, securities that are actively traded on exchanges and dealer markets that are not deemed to be stale priced are assigned level 1, as described in Note 4.

SFAS No. 159 – The Fair Value Option for Financial Assets and Financial Liabilities. In February 2007, FASB issued SFAS 159, Fair Value Option for Financial Assets and Liabilities, to expand the use of fair value measurements to other financial assets and liabilities on an optional basis at the election of the reporting entity. Election of the fair value option under SFAS 159 enables financial instruments to be recorded at fair value on the balance sheet with changes in fair value recognized through net income. The election is made on an instrument-by-instrument bases at the time a contract is acquired or, for existing assets and in-force liabilities, at the date at which the standard is first adopted by the reporting entity. The election is irrevocable and applies over the life of the contract. Effective, December 31, 2008, the Company did not elect the fair value option under SFAS 159 for any instruments.

FSP EITF 99-20-1 – Amendments to the Impairment Guidance of EITF Issue No. 99-20. In January 2009, the FASB released final FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”). According to the FASB, the FSP amends the impairment guidance in EITF 99-20, to achieve more consistent determination of whether an OTTI has occurred. The FSP retains

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued)

New Accounting Principles (Adopted) (continued)

and emphasizes the OTTI guidance and required disclosures in Financial Accounting Standard 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FAS 115”), FSP FAS 115-1 and FAS 124-1, SEC Staff Accounting Bulletin (SAB) Topic 5M, “Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities”, and other related literature. FSP EITF 99-20-1 is effective prospectively for financial statements issued for fiscal years and interim periods ending after December 15, 2008 with early adoption encouraged. The Company applied the principles of FSP EITF 99-20-1 effective January 1, 2008. The application of the FSP EITF 99-20-1 did not have an effect on the Company’s consolidated financial condition or results of operations for the year ending December 31, 2008.

New Accounting Principles (Future Adoption)

SFAS No. 161 – Disclosures about Derivative instruments and Hedging Activities – an Amendment of FASB Statement No. 133. In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and hedging Activities – an amendment of FASB Statement No. 133“ (“SFAS 161”), which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why the Company uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of (losses) gains in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will adopt SFAS 161 effective January 1, 2009, at which time the Company will begin including these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

Fair Value Definition and Hierarchy

Effective January 1, 2008, The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing U.S. GAAP. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

SFAS 157 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fair Value Definition and Hierarchy (continued)

into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2008 consolidated balance sheet as follows:

  Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate accounts classified within this level principally include mutual funds.
  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage- backed securities (MBSs) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.
  Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks and embedded derivative liabilities.

SFAS 157 Transition

The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value. At January 1, 2008, the impact of adopting SFAS 157 for indexed products, accounted for under SFAS 133 was a reduction to income of $4.6 million, after taxes and deferred acquisition costs, and was recognized as a change in estimate in the accompanying audited consolidated statement of income. The adoption of SFAS 157 changed the valuation resulting from an adjustment for risks inherent in a particular input or valuation technique and the inclusion of the Company’s own credit standing in their valuation. There were no significant changes in fair value of items measured at fair value and reflected in accumulated other comprehensive (loss) income.

Valuation Techniques

Debt and Equity Securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

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NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques (continued)

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds, non-trading preferred stocks - as well as investment-grade MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of exchange traded futures are based on quoted prices. These prices are readily and regularly available in an active market and the Company validates pricing information provided per brokerage statements to market closing prices. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts - held by the Company include purchased credit default swaps and option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy. However, determination of the fair value of certain long dated credit default swaps where direct trading activity or quotes are unobservable requires significant judgment. These credit default swaps were purchased to hedge existing market exposure.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of SFAS 157, these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given significant unobservable inputs used to value the financial instruments, they are included in level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by SFAS 157 (in thousands).

					Not
					Presented
					at Fair
Assets		Level 1	Level 2	Level 3	Value	Total
	AFS debt and equity securities:
	U.S. government obligations	$ 13,291	$ –	$ –	$ –	$ 13,291
	Government agencies, authorities and
	subdivisions	–	37,749	–	–	37,749
	Corporates	–	4,790,068	–		4,790,068
	Private placements	–	864,869	52,901	–	917,770
	Mortgage-backed securities	–	3,396,578	–	–	3,396,578
	Total AFS debt securities	13,291	9,089,264	52,901	–	9,155,456
	Preferred stock	19,612	22,985	1,879	–	44,476
	Common stock	42,432	–	–	–	42,432
	Total AFS equity securities	62,044	22,985	1,879	–	86,908
	Total AFS debt and equity securities	75,335	9,112,249	54,780	–	9,242,364
	Trading equity securities	15,714	–	–	–	15,714
	Securities lending invested collateral	–	81,440	–	–	81,440
	Other invested assets	7,414[1]	110,036[1]	–	250,450	367,900
	Cash and cash equivalents	119,453	19,313	–	9,221	147,987

	Total cash and investments	217,916	9,323,038	54,780	259,671	9,855,405
	Separate account assets	557,002[2]	52,234[2]	–	–	609,236
	Total assets subject to fair value disclosure	$ 774,918	$9,375,272	$ 54,780	$ 259,671	$10,464,641

Liabilities		Level 1	Level 2	Level 3
	Policyholder account liabilities	$ –	$ –	$ 651,704	$7,166,102	$ 7,817,806
	Other liabilities	–	72,591[3]	–	163,411	236,002

	Total liabilities subject to fair value disclosure	$ –	$ 72,591	$ 651,704	$7,329,513	$ 8,053,808

1. Comprised of certain derivative contracts including credit default swaps, OTC options and exchange traded futures.

2. Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

3. Comprised of certain OTC options.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2008 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

		Net [1]		Activity
		Investment		During			Assets and
		Gains/Loss		the period			liabilities
		In Earnings		(Purchases,			still held
		(realized	Unrealized[2]	Issuances,	Transfers		at the
	Beginning	and	In	Sales,	In/Out of	Ending	reporting
Assets	balance	unrealized)	OCI	Settlements)	Level 3	Balance	date
Private placements	$ 50,827	$ (1,773)	$ (15,945)	$ (1,968)	$ 21,760	$ 52,901	$ –
Preferred stock	3,329	–	(1,450)	–	–	1,879	–
Total AFS debt and equity							–
securities	54,156	(1,773)	(17,395)	(1,968)	21,760	54,780
Other invested assets	3,268	13	(3,186)	(95)	–	–	–
Total invested assets	$ 57,424	$ (1,760)	$ 20,581)	$ (2,063)	$ 21,760	$ 54,780	$ –
Liabilities
Policyholder account
liabilities	$ 689,818	$ (226,835)	$ –	$ 188,721	$ –	$ 651,704	$ (226,835)
Total liabilities	$ 689,818	$ (226,835)	$ –	$ 188,721	$ –	$ 651,704	$ (226,835)

1. Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

2. Includes changes in market value of certain instruments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2008		2007
	Carrying	Estimated Carrying		Estimated
	Value	Fair Value	Value	Fair Value
Cash and cash equivalents	$ 147,987	$ 147,987	$ 179,405	$ 179,405
Available-for-sale debt securities	9,155,456	9,155,456	9,596,543	9,596,543
Available-for-sale equity securities	86,908	86,908	152,870	152,870
Trading equity securities	15,714	15,714	23,456	23,456
Mortgage loans & mortgage loan commitments	1,676,877	1,583,733	1,659,951	1,727,322
Policy loans	719,251	797,482	706,278	708,398
Options purchased	110,036	112,998	144,880	144,880
Options written	(71,652)	(72,591)	(53,477)	(53,477)
Futures purchased	2,962	2,962	2,375	2,375
Credit default swaps	(939)	(939)	–	–
Securities lending invested collateral	81,440	81,440	234,691	234,691
Separate account assets	609,236	609,236	983,815	983,815
Reserve assets – cash	59,097	59,097	50,627	50,627
Other invested assets–bank syndicate loans	6,426	6,426	9,694	9,694
Investment product liabilities	6,735,332	6,703,532	6,193,414	6,258,286
Debt	294,747	203,619	294,713	302,774

For cash and cash equivalents, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral and bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS Available-for-Sale Debt and Equity Securities

The amortized cost of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities and for collateral related to the securities lending program, and the estimated fair values for all three at December 31 are as follows (in thousands):

		Gross Unrealized Gross Unrealized		Estimated Fair
2008	Cost	Gains	Losses	Value
AFS debt and equity securities:
U.S. government obligations	$ 11,678	$ 1,613	$ -	$ 13,291
Government agencies, authorities
and subdivisions	36,035	1,839	125	37,749
Corporate:
Communications	642,907	11,080	68,338	585,649
Consumer & retail	821,989	12,156	73,124	761,021
Financial institutions	1,300,244	9,003	248,276	1,060,971
Industrial and chemicals	1,069,979	5,502	182,596	892,885
Other corporate	90,300	7,406	8,547	89,159
REITS	185,585	-	65,323	120,262
Transportation	207,665	4,839	17,800	194,704
Utilities	1,184,090	11,531	110,204	1,085,417
Total corporate	5,502,759	61,517	774,208	4,790,068
Private placements	1,003,742	6,512	92,484	917,770
Mortgage-backed securities	3,513,391	53,811	170,624	3,396,578
Total AFS debt securities	10,067,605	125,292	1,037,441	9,155,456
Preferred stocks	72,747	-	28,271	44,476
Common stocks	53,959	882	12,409	42,432
Total AFS equity securities	126,706	882	40,680	86,908
Securities lending invested collateral	89,467	-	8,027	81,440
Total AFS debt and equity securities and
securities lending invested collateral	$ 10,283,778	$ 126,174	$ 1,086,148	$ 9,323,804

			Gross Unrealized
		Gross Unrealized	Losses	Estimated Fair
2007	Cost	Gains		Value
AFS debt and equity securities:
U.S. government obligations	$ 38,768	$ 1,449	$ –	$ 40,217
Government agencies, authorities
and subdivisions	81,872	5,303	–	87,175
Corporate:
Communications	654,441	26,622	6,784	674,279
Consumer & retail	880,250	17,764	17,609	880,405
Financial institutions	1,323,431	27,494	49,622	1,301,303
Industrial and chemicals	637,738	17,441	11,299	643,880
Other corporate	82,070	9,676	37	91,709
REITS	173,181	1,072	5,272	168,981
Transportation	146,921	5,523	2,074	150,370
Utilities	1,304,837	44,025	15,377	1,333,485
Total corporate	5,202,869	149,617	108,074	5,244,412
Private placements	909,762	26,403	8,704	927,461
Mortgage-backed securities	3,288,850	34,956	26,528	3,297,278
Total AFS debt securities	9,522,121	217,728	143,306	9,596,543
Preferred stocks	98,942	2,347	6,220	95,069
Common stocks	48,761	10,658	1,618	57,801
Total AFS equity securities	147,703	13,005	7,838	152,870
Total AFS debt and equity securities	$ 9,669,824	$ 230,733	$ 151,144	$ 9,749,413

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized (losses) gains on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2008	2007	2006

Net unrealized (losses) gains on available-for-sale securities	$ (1,039,563)	$(34,049)	$ (69,569)
Net unrealized (losses) gains on separate accounts	(1,094)	256	407
Net unrealized (losses) gains on other invested assets	(24,997)	17,693	940
Related deferred policy acquisition costs	368,773	2,257	16,020
Related present value of future profits of insurance acquired	-	1,188	1,439
Related deferred income taxes		5,096	5,180
	218,004
Related policyholder dividend obligation	74,012	(1,905)	35,963
Decrease in net unrealized gains	(404,865)	(9,464)	(9,620)
Balance, beginning of year	36,709	46,173	55,793
Balance, end of year	$ (368,156)	$ 36,709	$ 46,173

		2008	2007
Balance, end of year includes:
Net unrealized (losses) gains on available-for-sale securities		$ (959,974) $	79,589

Net unrealized gains on separate accounts		2,516	3,610
Net unrealized gains on other invested assets		2,520	27,517
Related deferred policy acquisition costs		373,068	4,295
Related deferred income taxes		198,238	(19,766)
Related policyholder dividend obligation		15,476	(58,536)
Balance, end of year		$(368,156) $	36,709

Net other comprehensive income (loss) related to unrealized (losses) gains on available-for-sale securities for 2008, 2007, and 2006 of $(404.9) million, $(9.5) million, and $(9.6) million is presented net of reclassifications to net income for net realized (losses) gains during the period of $9.7 million, $(3.7) million, and $(32.4) million and net of tax and deferred acquisition cost offsets of $1.8 million, $(2.5) million, and $(21.2) million, respectively.

The amortized cost and estimated fair values of debt securities and securities lending invested collateral by contractual maturity at December 31, 2008, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated Fair
	Cost	Value
Due in one year or less	$ 267,941	$ 257,255
Due after one year through five years	1,594,147	1,488,881
Due after five years through ten years	3,262,578	2,785,356
Due after ten years	1,519,015	1,308,826
Mortgage-backed securities	3,513,391	3,396,578
Total	$ 10,157,072	$ 9,236,896

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2008, 2007, and 2006 were $931.7 million, $1,330.2 million, and $1,936.8 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2008, 2007, and 2006 were $18.4 million, $5.0 million, and $4.5 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2008, 2007, and 2006 were $9.9 million, $15.6 million, and $48.0 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2008, 2007, and 2006 were $2.0 million, $20.0 million, and $4.1 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2008, 2007, and 2006 were $2.3 million, $0.3 million, and $0.5 million, respectively.

The Company recognized losses of $114.9 million, $11.0 million, and $3.1 million on available-for-sale debt and equity securities for the years ended December 31, 2008, 2007, and 2006, respectively, resulting from other-than-temporary declines in the fair value of individual securities held. Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008 and 2007, were as follows (in thousands):

2008	Less than 12 months		12 months or more		Total

	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U.S. government obligations
Government agencies, authorities
and subdivisions	$ 3,129	$ 125	$ -	$ -	$ 3,129	$ 125
Corporate:
Communications	337,097	44,489	75,809	23,849	412,906	68,338
Consumer & retail	386,760	38,880	96,631	34,244	483,391	73,124
Financial institutions	599,236	112,102	329,353	136,174	928,589	248,276
Industrial and chemicals	557,361	109,355	194,451	73,241	751,812	182,596
Other corporate	9,746	3,034	1,450	5,513	11,196	8,547
REITS	39,466	22,465	80,797	42,858	120,263	65,323
Transportation	80,615	7,284	26,469	10,516	107,084	17,800
Utilities	595,876	66,886	205,783	43,318	801,659	110,204
Total corporate	2,606,157	404,495	1,010,743	369,713	3,616,900	774,208
Private placements	701,382	76,724	61,700	15,760	763,082	92,484
Mortgage-backed securities	656,275	122,137	11,580	48,487	667,855	170,624
Subtotal debt securities	3,966,943	603,481	1,084,023	433,960	5,050,966	1,037,441
Preferred stock	29,105	15,290	13,863	12,981	42,968	28,271
Common stock	28,184	12,409	182	-	28,366	12,409
Securities lending invested collateral	-	-	81,440	8,027	81,440	8,027
Total securities	$ 4,024,232	$ 631,180	$ 1,179,508	$ 454,968	$ 5,203,740	1,086,148

2007	Less than 12 months		12 months or more			Total

	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U.S. government obligations
Government agencies, authorities
and subdivisions
Corporate:
Communications	$ 120,842	$ 3,164	$ 70,531	$ 3,620	$ 191,373	$ 6,784
Consumer & retail	212,015	9,194	142,164	8,415	354,179	17,609
Financial institutions	488,650	30,485	248,401	19,137	737,051	49,622
Industrial and chemicals	196,317	8,122	82,300	3,177	278,617	11,299
Other corporate	4,957	37	–	–	4,957	37
REITS	91,195	2,987	46,648	2,285	137,843	5,272
Transportation	47,071	1,506	13,193	568	60,264	2,074
Utilities	284,375	7,148	190,785	8,229	475,160	15,377
Total corporate	1,445,422	62,643	794,022	45,431	2,239,444	108,074
Private placements	283,438	5,259	84,742	3,445	368,180	8,704
Mortgage-backed securities	670,448	10,525	793,386	16,003	1,463,834	26,528
Subtotal debt securities	2,399,308	78,427	1,672,150	64,879	4,071,458	143,306
Preferred stock	26,592	5,398	7,889	822	34,481	6,220
Common stock	10,592	1,481	583	137	11,175	1,618
Total securities	$2,436,492	$ 85,306	$1,680,622	$ 65,838	$4,117,114	$ 151,144

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $603.5 million total unrealized losses on debt securities in the less than 12 months category, $404.5 million total unrealized losses on the corporate bond portfolio are concentrated in the financial institution, industrial and chemicals, and utility sectors. In 2008, the JPMorgan US Liquid Index (“JULI”), an investment grade corporate bond index widened by approximately 322 basis points from 182 basis points at the beginning of the year to 504 basis points at the end of the year. Over the same time period, the JULI high yield corporate bond index widened by approximately 1,127 basis points from a beginning level of 597 basis points to a year end level of 1,724. This spread widening was primarily a function of the global economic slowdown, the corresponding increase in the corporate bond default rate and the perceived credit risk associated with these defaults.

MBSs are primarily attributable for another $122.1 million of the $603.5 million unrealized losses on debt securities purchased in 2008. The decline in market value of these securities pertained primarily to increased credit spreads over treasury yields associated with the U.S. housing crisis which was partially offset by lower treasury yields as investors fled to treasuries over the last four months of 2008, driving yields down. In addition to the $122.1 million attributable to unrealized losses in 2008, there is another $48.5 million of MBS losses attributable to the $434.0 million of unrealized debt security losses that have been in a loss position for 12 months or more. The Company believes that the current matrix pricing, based on market observable transactions for similar securities, reflects both distressed sales (which are excludable under SFAS 157) and sales of securities that do not have all of the same characteristics as the Company’s MBS holdings, and therefore, is not completely indicative of the fair value of the Company’s MBS positions. There are considerations, such as concentration risk, underwriting, geographical diversification, property type diversification and quality of underlying cash flows that the Company considers when determining whether a pricing decline is temporary in nature. The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover, at which time the Company will record OTTI as appropriate.

Of the $434.0 million unrealized losses on debt securities in the more than 12 months category, $369.7 million was in the corporate bond portfolio. The unrealized losses are concentrated in the financial institution, industrial and chemical, utility and REITs sectors. As noted in the earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the pervasive market spread widening caused by the global economic slowdown and the corresponding increase in the corporate bond default rate. Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2008 are temporary.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company initially receives cash collateral or U.S. government or government agency bonds for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned in order to ensure that the cash collateral is at least equal to 100% of the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction.

The fair value of the loaned securities was $119.3 million and $265.8 million at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the Company has recognized a liability for outstanding cash and bond collateral received (included in securities lending payable) of $121.7 million and $269.9 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The cash collateral received is generally invested in short-term investments including fixed income and other securities with debt-like characteristics and is reported at estimated fair value. The change in fair value of invested collateral is adjusted through other comprehensive income, net of related deferred income taxes. The invested collateral is evaluated for other-than-temporary impairment by applying the same criteria used for other investments in debt securities held by the Company. At December 31, 2008 and 2007, the fair value of invested collateral was $81.4 million and $234.7 million, respectively.

The Company’s earnings with respect to its lending program were $0.9 million less expenses of $0.2 million in 2008, $1.5 million less expenses of $0.4 million in 2007, and $0.9 million less expenses of $0.2 million in 2006.

Trading Equity Securities

These securities represent investments by the Company in the mutual funds, or registered investment companies of The Sentinel Group Funds. Sentinel Asset Management Inc., a wholly owned subsidiary of the Company, has a contract with the Sentinel Group Funds, renewed annually, to manage the assets of the Funds. For the years ended December 31, 2008, 2007, and 2006 the equity securities held in the trading category recorded $0.2 million, $1.6 million, and $1.3 million of net investment income. The cost of trading securities held at December 31, 2008 and 2007 was $21.4 million and $22.2 million, respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2008	2007
Geographic Region
New England	2.6%	2.7%
Middle Atlantic	3.0	4.4
East North Central	17.6	17.4
West North Central	7.2	7.1
South Atlantic	21.9	21.9
East South Central	3.4	2.7
West South Central	15.1	14.4
Mountain	11.8	11.6
Pacific	17.4	17.8

Total	100.0%	100.0%
Property Type
Apartment	12.1%	13.2%
Retail	12.2	9.3
Office Building	46.1	45.1
Industrial	26.0	28.0
Hotel/Motel	.5	1.0
Other Commercial	3.1	3.4

Total	100.0%	100.0%
Total mortgage loans and real estate
(in thousands)	$1,692,530	$1,679,063

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2008	2007
Unimpaired loans	$1,676,877	$1,659,951
Impaired loans without valuation allowances	–		–
Subtotal	1,676,877	1,659,951
Impaired loans with valuation allowances	–		–
Related valuation allowances	–		–
Subtotal	–		–
Total	$1,676,877	$1,659,951

	2008 2007		2006
Impaired loans:
Average total investment	$ –	$ –	$2,834
Interest income recognized	–	–	37
Interest received	–	–	37

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

	2008	2007	2006
Additions for impaired loans charged to realized losses	$ –	$ –	$ –
Changes to previously established valuation allowances	–	–	(860)
Decrease in valuation allowances	–	–	(860)
Balance, beginning of year	–	–	860
Balance, end of year	$ –	$ –	$ –

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued) Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2008	2007	2006
Debt securities interest	$611,975	$575,215	$538,839
Equity securities dividends	7,014	11,582	14,242
Mortgage loan interest	115,661	115,555	121,614
Policy loan interest	41,570	40,647	39,286
Real estate income	3,377	3,391	17,222
Options	(197,184)	1,959	77,348
Other investment income	5,468	20,814	12,056
Gross investment income	587,881	769,163	820,607
Less: investment expenses	12,115	11,105	23,145
Net investment income	$ 575,766	$758,058	$797,462

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

Net Realized (Losses) Gains

The following summarizes the components of net realized investment (losses) gains, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2008	2007	2006
Debt securities	$ (70,527)	$(21,517)	$ (37,872)
Equity securities	(34,666)	16,751	3,457
Sale of AG&T	–	–	8,144
Real estate partnership	–	–	30,609
Mortgage loans	–	(95)	190
Real estate investments	310	(692)	(2,013)
Other invested assets	(1,111)	600	(1,393)
Total	$(105,994)	$ (4,953)	$1,122

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations. Call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities and carried at fair value. Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $9.5 million.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued) Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 or Russell 2000 indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.

The embedded derivative value was $651.7 million and $664.8 million at December 31, 2008 and 2007 respectively.

Results of operations for 2008, 2007, and 2006 included after-tax earnings from indexed annuities of $13.5 million, $23.4 million, and $23.6 million, respectively. The cost of options and changes in assumptions had a neutral impact on results of operations in 2008 and 2007.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero. The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2008		2007
	Fair Market			Fair Market
	Notional	Value	Notional	Value
Options purchased (included in other
invested assets)	$2,776,700 $	110,036	$2,538,600	$ 144,880
Options written (included in other liabilities)	2,401,800	(71,652)	2,136,000	(53,477)
Futures purchased (included in other
invested assets)	27,311	2,962	26,598	2,375
Credit Default Swaps (included in other
invested assets)	15,000	(939)	–	–
Net fair market value	$ 40,407			$ 93,778

NOTE 6 – REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 – REINSURANCE (continued)

the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

In 2008 and 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $13.1 million and $21.2 million, respectively. This increase in reserves resulted in $9.6 million and $16.5 million in cash being transferred to the Company from UNUM in 2008 and 2007 respectively. The impact on the Company’s operations in 2008 and 2007 was an increase in policy liabilities expense of $3.4 million and $4.7 million respectively.

Other income on the statements of operations includes income of $6.9 million, $10.8 million, and $9.0 million for 2008, 2007, and 2006, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2008 and 2007 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2008	2007	2006
Insurance premiums:
Direct	$388,867	$390,466	$405,222
Reinsurance assumed	829	412	1,439
Reinsurance ceded	(67,226)	(68,550)	(70,654)
Total insurance premiums	$322,470	$322,328	$336,007

Increase in policy liabilities:
Direct	$20,803	$20,854	$64,412
Reinsurance assumed	2	53	(35)
Reinsurance ceded	24,300	8,810	17,406
Total increase in policy liabilities	$45,105	$29,717	$81,783

Policy benefits:
Direct	$482,090	$489,209	$445,087
Reinsurance assumed	486	2,020	540
Reinsurance ceded	(76,508)	(79,962)	(95,909)
Total policy benefits	$406,068	$411,267	$349,718

Policyholders’ dividends:
Direct	$115,541	$112,915	$124,462
Reinsurance ceded	(1,743)	(1,818)	(2,154)
Total policyholders’ dividends	$113,798	$111,097	$122,308

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2008 and 2007 was $59.4 billion and $57.5 billion, respectively.

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

	2008	2007	2006
Balance, beginning of year	$969,875	$901,214	$801,557
Acquisition costs deferred during the year	236,105	184,572	172,116
Amortization during the year	(160,675)	(118,168)	(88,479)
Adjustment through other comprehensive income
during the year	368,773	2,257	16,020
Balance, end of year	$1,414,078	$969,875	$901,214

NOTE 8 – FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal jurisdiction, and various states. With few exceptions, the Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2005.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2008		2007		2006
	Amount	Rate	Amount	Rate	Amount	Rate
Current	($20,033)		$41,690		$16,649
Deferred	12,193		6,411		26,917
Total income tax expense	($7,840)		$48,101		$43,566

Expected income taxes	2,632	35.0%	$57,162	35.0%	$56,102	35.0%
Dividends received deduction	(3,067)	(40.8)	(3,562)	(2.3)	(2,821)	(1.9)
Affordable housing tax credit	(4,596)	(61.1)	(4,905)	(3.2)	(6,796)	(4.5)
Audit settlements			197	0.1	(2,261)	(1.5)
Corporate owned life insurance	(1,478)	(19.7)	(2,271)	(1.5)	(2,401)	(1.6)
Other, net	(1,331)	(17.7)	1,480	1.0	1,743	1.2
Total income tax expense	($7,840)		$48,101		$43,566
Effective federal income tax rate		(104.3)%		29.1%		26.7%

The Company paid $8.5 million, $37.8 million, and $20.1 million in federal income taxes during 2008, 2007, and 2006, respectively.

During 2006 the Internal Revenue Service completed the audit of the Company’s Federal Income Tax Returns for the years 2001 to 2003. A number of issues were settled resulting in a $2.3 million dollar favorable impact to income tax expense for 2006.

As discussed in Note 3, the Company implemented FIN 48 as of January 1, 2007. Total unrecognized tax benefits were $14.7 million at December 31, 2008, including $1.4 million that would impact net income if recognized.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 – FEDERAL INCOME TAXES (continued)

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2008	2007

Balance, beginning of year	$17,217	$1,442
Additions based on tax positions related to the current year	40	13,346
Additions/(reductions) for tax positions of prior years	(2,232)	2,629
Reductions to unrecognized tax benefits as a result of a lapse of	(285)	(200)
the applicable statute of limitations

Balance, end of year	$14,740	$17,217

Due to expiration of the statute of limitations, it is possible that approximately $40,000 of an uncertain tax benefit related to the treatment of a contractual issue could be recognized within the next twelve months.

In 2007, the IRS completed federal exams for tax years ending prior to 2004. No changes to unrecognized tax benefits occurred due to the closing of these exams.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2008 and December 31, 2007, the Company has recognized approximately $0.6 million and $0.3 million in interest expense and penalties, respectively. The Company had approximately $0.8 million and $0.3 million accrued for interest and penalties at December 31, 2008 and 2007, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2008	2007
Deferred income tax assets:
Pension and other post retirement liabilities	$ 70,505	$ 59,781
Policy liabilities	255,000	256,837
Other liabilities and accrued expenses	3,376	5,338
Debt and equity securities	17,294	-
Net unrealized loss on available-for-sale securities	198,238	-
Loss carryforwards	5,246	-
Other	447	465
Total deferred income tax assets	550,106	322,421

Deferred income tax liabilities:
Debt and equity securities	-	1,836
Net unrealized gain on available-for-sale securities	-	19,766
Deferred policy acquisition costs	288,908	265,624
Present value of future profits of insurance acquired	13,221	14,962
Property and investments	8,371	7,510
Other	10,390	9,937
Total deferred income tax liabilities	320,890	319,635

Total net deferred income tax assets	$ 229,216	$ 2,786

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 – FEDERAL INCOME TAXES (continued)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2008 or 2007.

The downturn in the debt and equity markets during 2008 has resulted in deferred tax assets for unrealized investment losses and other than temporary impairment losses at December 31, 2008. Such losses generally represent capital losses, which can only be offset with capital gains for U.S. income tax purposes. Management believes that it will have sufficient income of the appropriate character to realize the deferred tax assets based upon its prior history of capital gains, capacity for carry-back of capital losses and its ability and intent to implement tax planning strategies, including its ability to hold debt securities to maturity, and thus no valuation allowance is required.

The Company has federal operating loss carryforwards in the amount of $14,989,000 at December 31, 2008. These operating losses are related to the non-life insurance companies and begin to expire in 2028.

NOTE 9 – BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. None of the securities held in the Company separate account were issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to retired employees, agency staff, agents and general agents. Spouses of participants generally qualify for the medical and dental plans. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an Agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
Change in benefit obligation:
Benefit obligation, beginning of year	$ 251,701	$ 249,907	$ 251,354	$ 33,205	$ 36,510	$ 36,268
Service cost for benefits earned during the
period	5,991	4,929	5,540	1,254	1,119	1,164
Interest cost on benefit obligation	18,584	14,329	13,723	2,465	2,093	1,999
Actuarial (gains) losses	10,111	(4,433)	(5,850)	2,280	(2,075)	(755)
Curtailment	–	–	–	–	(1,971)	–
Benefits paid	(19,024)	(13,031)	(14,860)	(3,194)	(2,471)	(2,166)
Benefit obligation, end of year	267,363	251,701	249,907	36,010	33,205	36,510
Change in plan assets:
Plan assets, beginning of year	148,450	131,705	108,682	–	–	–
Actual income on plan assets	(30,433)	21,614	7,625	–	–	–
Employer contributions	4,000	3,116	22,300	–	–	–
Benefits paid	(9,290)	(7,985)	(6,902)	–	–	–
Plan assets, end of year	112,727	148,450	131,705	–	–	–
Funded Status	(154,636)	(103,251)	(118,202)	(36,010)	(33,205)	(36,510)
Unrecognized actuarial losses	–	–	47,260	–	–	3,332
Unrecognized prior service costs (benefits)	–	–	382	–	–	(61)
Net activity subsequent to measurement
date	–	2,057	(1,062)	–	–	–
Net amount recognized	$ (154,636)	$ (101,194)	$ (71,622)	$(36,010)	$ (33,205)	$ (33,239)

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
Amounts recognized in the consolidated
balance sheet:
Pension and other post-retirement benefit
obligations liability	$ –	$ –	$ (104,177)	$ –	$ –	$ (33,239)
Accumulated other comprehensive income	–	–	32,555	–	–	–
Net amount recognized	–	–	$ (71,622)	–	–	$ (32,239)

Pension and other post-retirement benefit
obligations liability	$(154,636)	$(101,194)	$ –	$(36,010)	$(33,205)	$ –
	–	–	–	–	–	–
	–	–	–	–	–	–
Amounts recognized in accumulated other	–	–	–	–	–	–
comprehensive income consists of:
Net actuarial loss	$ 82,283	$ 28,842	$ –	$ 2,824	$ 490	$ –
Net prior service costs (benefits)	120	261	–	(1,618)	(1,849)	–
	$ 82,403	$ 29,103	$ –	$ 1,206	$ (1,359)	$ –

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows:

	2008	2007	2006
Total Accumulated Benefit Obligation	$ 254,171	$ 237,256	$ 234,820
Plans with ABO in excess of plan assets:
ABO	254,171	237,256	234,820
Fair value of plan assets	112,727	148,450	131,705
Plans with PBO in excess of plan assets:
PBO	267,363	251,701	249,907
Fair value of plan assets	112,727	148,450	131,705

As previously discussed, the Company applied the recognition provisions of SFAS 158 as of December 31, 2007. The incremental effect of applying SFAS 158 on its Consolidated Balance Sheets at December 31, 2007 was as follows (in thousands):

		Reversal of
	Before	Minimum		After
	Application	Pension	SFAS 158	Application
	of SFAS 158	Liability	Adjustment	of SFAS 158
Deferred income taxes	$ 4,798	$ (5,329)	$ 9,711	$ 9,180
Total assets	15,506,725	(5,329)	9,711	15,511,107
Pension and other post-retirement benefit obligations	(155,934)	15,227	(27,744)	(168,451)
Total liabilities	(14,033,013)	15,227	(27,744)	(14,045,530)
Minimum pension liability adjustment, net of tax	9,898	(9,898)	–	–
SFAS 158 liability adjustment, net of tax	–	–	18,033	18,033
Accumulated other comprehensive income	(25,949)	(9,898)	18,033	(17,814)
Total stockholder’s equity	(1,473,712)	(9,898)	18,033	(1,465,577)

The incremental effect of applying SFAS 158, net of tax, on accumulated other comprehensive income for the Company’s pension plans and postretirement benefit plans was $9.0 million and $(0.9) million, respectively, at December 31, 2007.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
Service cost for benefits earned during the
period	$ 4,793	$ 4,929	$ 5,540	$ 1,003	$ 1,119	$ 1,164
Interest cost on benefit obligation	14,867	14,329	13,723	1,972	2,093	1,999
Expected (income) on plan assets	(11,245)	(9,926)	(9,221)	–	–	–
Net amortization of actuarial losses
(gains)	927	2,297	2,924	(43)	767	1,167
Amortization of prior service costs (benefits)
and plan amendments	113	121	121	(185)	(183)	(1,139)
Net periodic benefit cost (included in
operating expenses)	$ 9,455	$ 11,750	$ 13,087	$ 2,747	$ 3,796	$ 3,191

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income:

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006

Net loss (gain)	$ 54,600	–	–	$ 2,280	–	–
Amortization of (gain)/loss	(1,158)			53
Amortization of prior service cost	(141)			231
		–	–		–	–
Total recognized in net periodic benefit cost
and other comprehensive income	$ 53,301	–	–	$ 2,564	–	–

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $6.4 million and $0.1 million, respectively.

In accordance with SFAS 158, the Company has modified its’ measurement of plan assets and benefit obligations to align with the Company’s fiscal year-end. The prior measurement date was October 1 preceding the date of the balance sheet. The amount of net periodic benefit cost from the period of October 1, 2007 to December 31, 2007, net of tax, was recognized as an adjustment to retained earnings for approximately $2.0 million.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

		Pension Benefits		Other Benefits
	2008	2007	2006	2008	2007	2006
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Rate of increase in future
compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

		Pension Benefits		Other Benefits
	2008	2007	2006	2008	2007	2006
Discount rate	6.00%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in future
compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%
Expected long term
return on plan assets	7.75%	7.75%	8.00%

Additional minimum pension liabilities at December 31, 2007 and 2006, prior to the adoption of SFAS 158 were $15.2 million and $32.6 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. These liabilities were included, net of income tax effects of $5.3 million and $11.4 million, as a component of accumulated other comprehensive income in 2007 and 2006, respectively, prior to the adoption of SFAS 158.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents to new retirees. This change generated prior service benefits of $2.0 million and is being amortized over the remaining life expectancy of plan participants.

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $26.8 million and $34.1 million as of December 31, 2008 and 2007, respectively.

Assumed health care cost trend rates at December 31, 2008:

Health care cost trend rate assumed for next year	7%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2012

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $3.3 million and increase the 2008 service cost component of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.8 million and the 2008 service cost component of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2008	October 1, 2007
Bonds	43%	38%
Common stocks	53	61
Group annuity contract
and other	4	1
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities, and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.50% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2008, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2009	$17,026	$ 2,796	$ 267
2010	17,007	2,867	284
2011	17,604	2,957	300
2012	18,146	3,010	318
2013	18,559	3,067	330
2014-2018	102,402	15,839	1,903

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2009 into its separately funded defined benefit pension plan is estimated at $6.8 million based on November 2008 information.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of SAMI). Total annual contributions cannot exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 10 – DEBT

Debt consists of the following (in thousands):

	2008	2007
7.5% Senior Notes:	$ 199,675	$ 199,662
$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	74,453	74,432
$75 million, maturing March 2035, interest payable semiannually on March 15 and
September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

Note Payable:	20,619	20,619
$20.6 million, callable at par on May 15, 2008, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.
Total debt	$ 294,747	$ 294,713

Interest paid on the 7.5% senior notes was $15.0 million in 2008, 2007, and 2006. Interest paid on the 6.5% senior notes was $4.9 million in 2008, 2007 and 2006. Interest paid on the $20.6 million note payable was $1.6 million, $1.8 million, and $1.9 million in 2008, 2007, and 2006, respectively.

Interest paid or accrued on the real estate investment mortgage was $3.0 million in 2006 and is included as a component of net investment income.

The Company has three lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 75 basis points. A $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. A $20 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 30 basis points. The outstanding balance on all lines of credit was $0 as of December 31, 2008 and 2007.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $1.7 billion at December 31, 2008. The outstanding balance on this borrowing facility was $0 at December 31, 2008.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Although there were no outstanding mortgage loan funding commitments at December 31, 2008, there were $54.8 million at December 31, 2007.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members could have pursued alternative dispute resolution according to predetermined guidelines. Qualifying members could also opt out of the class action and pursued litigation separately against the company. Most of the alternative dispute resolution cases had been settled by December 31, 2000. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on the Company’s financial position.

Equity Services, Inc. (“ESI” ), a wholly owned subsidiary of NLV Financial Corporation, received an inquiry in 2006 from the SEC regarding insufficient monitoring of certain investment advisory accounts. After estimating the impact to affected investors, ESI reimbursed the affected parties approximately $1.6

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

million in May 2007. On February 26, 2009, the SEC issued a “Wells notice” to ESI recommending that enforcement proceedings be commenced against ESI. The SEC has indicated that it will also issue a Wells notice to an ESI employee. ESI intends to review the Wells notices and the record and respond in an appropriate manner.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The following is a schedule of future minimum lease payments as of December 31, 2008 (in millions). At February 18, 2011, the Company has the option to renew the contract at a reduced rate through February 18, 2013.

Operating
Year	Leases
2009	$ 4.9
2010	4.9
2011	.8
Total minimum lease payments	$10.6

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1, 2004 and expires January 31, 2014. The Company’s remaining obligation under the contract as of December 31, 2008 (in millions):

Contract
Year	Obligation
2009	$13.4
2010	13.9
2011	14.5
2012	15.1
2013	15.7
Thereafter	1.4
Total contract obligation	$74.0

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the Company.

NOTE 12 – NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay

NOTE 12 – NATIONAL LIFE CLOSED BLOCK (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $15.5 million and $18.3 million was required at December 31, 2008 and 2007, respectively. Similarly, unrealized (losses) gains on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized losses in the Closed Block reduced the policyholder dividend obligation by ($15.5) million at December 31, 2008 and unrealized gains in the Closed Block generated a policyholder dividend obligation of $58.5 million at December 31, 2007. These (losses) gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2008 and 2007 was $0 and $76.8 million, respectively.

NOTE 12 – NATIONAL LIFE CLOSED BLOCK (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2008 and 2007, and for the three years ended December 31, 2008, is as follows (in thousands):

	2008	2007

Liabilities:
Policy liabilities and accruals	$ 3,700,557	$ 3,811,175
Securities lending payable	21,981	56,662
Other liabilities	948	681

Total liabilities	$ 3,723,486	$ 3,868,518

Assets:
Cash and cash equivalents	$ 11,408	$ 8,457
Securities lending invested collateral	14,710	50,253
Available-for-sale debt and equity securities	2,354,236	2,448,046
Available-for-sale debt securities on loan	21,530	55,579
Other invested assets	632	–
Mortgage loans	322,448	352,772
Policy loans	497,693	510,059
Accrued investment income	43,999	44,735
Premiums and fees receivable	11,551	11,279
Other assets	107,827	74,416

Total assets	$ 3,386,034	$ 3,555,596

Excess of reported closed block liabilities over closed block assets	$ 337,452	$ 312,922
Closed block accumulated other comprehensive loss represented above	(38,563)	–
Maximum future earnings to be recognized from closed block assets
and liabilities	$ 298,889	$ 312,922

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 12 – NATIONAL LIFE CLOSED BLOCK (continued)

	2008	2007	2006

Revenues:
Premiums and other income	$ 207,414	$210,757	$222,437
Net investment income	207,700	209,423	211,095
Net investment loss	(8,057)	(347)	(429)

Total revenues	407,057	419,833	433,103

Benefits and Expenses:
Increase (decrease) in policy liabilities	(22,622)	(32,564)	8,032
Policy benefits	275,572	297,005	252,366
Policyholders' dividends	110,706	109,037	120,924
Interest credited to policyholder account liabilities	10,176	10,403	12,130
Operating expenses	8,423	8,067	8,606
Commission expenses	1,927	2,320	3,045

Total benefits and expenses	384,182	394,268	405,103

Pre-tax results of operations	22,875	25,565	28,000

Income taxes	8,842	8,947	9,800

Closed block results of operations	14,033	16,618	18,200

Other comprehensive income:
Unrealized loss	(38,563)	–	–
Total closed block comprehensive income	$ (24,530)	$ 16,618	$ 18,200

Excess of reported closed block liabilities over closed
block assets:
Beginning of year	$312,922	$329,540	$347,740
Closed block comprehensive income	(24,530)	16,618	18,200
End of year	$ 337,452	$312,922	$329,540

Amortized cost of bonds held by the Closed Block at December 31, 2008 and 2007 were $2,439.1 million and $2,435.1 million, respectively.

Participating insurance in force within the Closed Block was $8.5 billion and $9.1 billion at December 31, 2008 and 2007, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 – CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance Company as part of a reorganization into a mutual holding Company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding Company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC’s ownership of NLVF’s stock consists of 100 shares with par value of $0.01 per share. NLHC holds all of the NLVF stock currently outstanding. NLVF has a total of 1,001 shares authorized. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has assets and operations primarily related to issuance of $275 million in senior notes and $21 million in debt related to trust preferred securities issued through a trust vehicle. See Note 8 for more information. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the “Commissioner”).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. There were no dividends paid or declared in 2004 by National Life, NLVF, or NLHC. In 2005, National Life dividended its ownership interests in SAMI and another subsidiary to NLVF. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner. Statutory surplus was $792.2 million and $826.6 million at December 31, 2008 and 2007, respectively. Statutory net (loss) income was $(4.9) million and $64.9 million in 2008 and 2007, respectively.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance Company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

NOTE 14 – PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (“PVFP”) was $2.4 million, $2.8 million, and $3.1 million for the years ended December 31, 2008, 2007, and 2006, respectively. The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. The first block accrues interest at 5.92%; the second accrues interest at 5.54%. Amortization of PVFP was $5.0 million, $6.2 million, and $8.2 million for the years ended December 31, 2008, 2007, and 2006, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 14 – PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED (continued)

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2009	$6,400
2010	5,400
2011	4,800
2012	4,100
2013	3,600

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 15 – PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 49.3% and 52.0% of the face value of total insurance inforce at December 31, 2008 and 2007, respectively. The premiums on participating life insurance policies were 43.3%, 48.2%, and 53.0% of total individual life insurance premiums in 2008, 2007, and 2006, respectively.

NOTE 16 – Acquisitions and Divestitures

Sale of AG&T

On September 29, 2006, the Company sold its 95.73% interest in its consolidated subsidiary, AG&T. Prior to the sale, AG&T paid a dividend of $2.8 million to its shareholders. The portion received by the Company was eliminated upon consolidation. The Company recognized a realized gain of $8.1 million on the sale of its interest in AG&T. The results of operations of AG&T in all years presented are immaterial to the operations of the Company.

Sale of Lake Carlton Arms

The Company sold its 60% interest in Lake Carlton Arms (LCA) in late 2006, which resulted in a gain of $30.6 million and deconsolidation of the entity. LCA assets of $31.6 million, liabilities of $70.5 million, including a mortgage note of $67.5 million, and a partnership deficit of $38.9 million were deconsolidated upon the sale of the interest on October 29, 2006.

Acquisition of Citizens Funds

Effective April 4, 2008 Sentinel Asset Management (SAMI) entered into a reorganization of eight Citizens Funds with Citizens Advisers Inc., whereby SAMI purchased assets relating to Citizens Advisors, Inc. (“Citizens”) business of providing investment advisory and investment management services to the Citizens Balanced, Core Growth, Emerging Growth, Global Equity, Income, Money Market and Small Cap Core Growth Funds. The transaction included an exchange of assets of approximately $738 million and was recorded under the purchase method of accounting as outlined under FAS 141. The total cost of the transaction was $24.6 million and included a direct transaction cost component of $1.6 million and a purchase price component of $23.0 million. Under FAS 141 the cost of the transaction is considered to be the fair value of the exchange and no gain or loss was recognized. The cost of the transaction was capitalized by the Company as a combination of goodwill and other intangible assets, whereby the goodwill and intangible assets at December 31, 2008 were $0.1 million and $24.5 million respectively.

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
(b)	Not applicable
(c)	(1) Form of Distribution Agreement between National Life Insurance Company and Equity Services,

Inc (9)
(c)(2)	Form of Selling Agreement (9)
(d)(1)	Specimen Sentinel Estate Provider Policy Form (3)
(d)(2)	Rider for Guaranteed Death Benefit (3)
(d)(3)	Rider for Additional Protection Benefit (3)
(d)(4)	Rider for Policy Split Option (3)
(d)(5)	Rider for Estate Preservation (3)
(d)(6)	Rider for Annually Renewable Term (3)
(d)(7)	Rider for Continuing Coverage (3)
(d)(8)	Rider for Enhanced Death Benefit (3)
(d)(9)	Rider for Automatic Increase (3)
(d)(10)	Endorsement to the Payment Options (9)
(d)(11)	Overloan Protection Rider (11)
(d)(12)	No Lapse Guarantee Rider
(e) (1)	Application (9)
(e) (2)	9212 Life Insurance Application (11)
(f)(1)	National Life Insurance Company's Charter documents (9)
(f)(2)	National Life Insurance Company's By-laws (9)
(g)(1)	Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997
(7)
(g)(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and
xxx, effective January 1, 2002 (6)
(g)(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life
Insurance Company and xxx, effective December 31, 1998 (6)
(g)(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life
Insurance Company and xxx, effective January 1, 2002 (6)
(g)(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company
and xxx, effective May 1, 1999 (6)
(g)(6)	Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (6)
(g)(7)	Reinsurance Agreement - National Life Insurance Company and xx, effective October 1, 1994 (6)
(g)(8)	Automatic YRT Reinsurance Agreement – National Life Insurance Company and xxx, effective
October 1,2005 (10)
(g)(9)	Automatic/Facultative YRT Reinsurance Agreement – National Life Insurance Company and xxx,
effective November 1,2005 (10)
(g)(10)	Form of Mod Co Reinsurance Agreement between National Life and xxx effective September 1,
2002 (11)
(g)(11)	Form of Facultative Reinsurance Agreement between National Life and xxx effective July 22, 2002
(11)
(g)(12)	Form of Amendment dated April 21, 2006 to the Reinsurance Agreement dated October 1, 2005
(11)
(g)(13)	Reinsurance Agreement between National Life Insurance Company, Life Insurance Company of the
Southwest and xxx, effective July 1, 2008 (20)
(g)(14)	Automatic YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective September 1, 2008 (20)
(g)(15)	Automatic and Facultative YRT Reinsurance Agreement between National Life Insurance
Company and xxx, effective December 1, 2008 (20)
(g)(16)	Automatic Self Administered YRT Reinsurance Agreement between National Life Insurance
Company and xxx, effective July 1, 2006 (20)
(h)(1)	(a)Form of Participation Agreement - Alger American Fund, National Life insurance Company and
Fred Alger and Company (2)
(b) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance
Company dated November 18, 1998 (14)
(h)(2)	(a)Form of Shareholder Service Agreement between National Life Insurance Company and

American Century Investment Management, Inc. (3)
(b) Form of Amendment to Shareholder Services Agreement (7)
(h)(3)	(a)Form of Participation Agreement between National Life Insurance Company and Neuberger &
Berman Advisers Managers Trust (3)
(b)Form of Amendment to Participation Agreement (7)
(c) Amendment to Participation Agreement dated June 2, 2008 (18)
(h)(4)	(a)Participation Agreement between National Life Insurance Company and The Dreyfus Socially
Responsible Growth Fund, Inc. (7)
(b)Form of Amendment to Participation Agreement (12)
(c) Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (18)
(h)(5)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance
Company and Equity Services, Inc. (5)
(h)(6)	(a)Form of Amended and Restated Participation Agreement among Variable Insurance Products
Funds, Fidelity Distributors Corporation and National Life Insurance Company (7)
(b)Amendment to Participation Agreement dated May 18, 2007 (13)
(h)(7)	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable
Insurance Products Trust and Franklin Templeton Distributors, Inc. (7)

(a)	Amendment to Participation Agreement dated June 1, 2007 (7)
(b)	Amendment Number 2 to the Participation Agreement between National Life Insurance

Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton
Distributors, Inc. dated October 30, 2008 (18)
(h)(8)	Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price
Investment Services, Inc. and National Life Insurance Company (7)
(a)Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe
Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (18)
(h)(9)	Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II,
Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (7)
(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (11)
(h)(10)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc.,
National Life Insurance Company and Equity Services, Inc. (8)
(h)(11)	Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor,
LLC and National Life Insurance Company (9)
(h)(12)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and
ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of
September 2, 2008 (18)
(h)(13)	Participation Agreement among National Life Insurance Company and Oppenheimer dated
November 11, 2008. (18)
(h)(14)	Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL
LIFE INSURANCE COMPANY dated December 1, 2008. (18)
(h)(15)	Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust,
JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan
Funds Management, Inc. dated April 24, 2009 (20)
(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC.
dated April 30, 2004 (14)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as
amended through June 1, 1997 (14)
(i)(3)	Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance
Co. and American Century Investment Management (14)
(i)(4)	Administrative Services Agreement as amended through November 8, 2000 among National Life
Insurance Co. and Dreyfus Corporation (14)
(i)(5)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional
Operations Company, Inc. dated April 1, 2000 (14)
(i)(6)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp.
effective April 30, 2004 (14)
(i)(7)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life
Insurance Co. dated May 1, 2004 (14)
(a)Amendment dated October 30, 2008 to the Administrative Services Agreement (18)
(i)(8)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life
Insurance Co. and T. Rowe Price Investment Services, Inc. (12)
(i)(9)	Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and

2

Neuberger Berman Management Inc. (12)
(a) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and
Neuberger Berman Management Inc. (19)
(i)(10)	Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL
LIFE INSURANCE COMPANY dated December 1, 2008. (18)
(i)(11)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche
Investment Management Americas Inc. (20)
(i)(12)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan
Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (20)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into
April 16, 2007 (11)
(j)(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company
entered into March 16, 2007(11)
(j)(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life
Insurance Company entered into October 16, 2006(11)
(j)(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance
Company effective October 16, 2007(11)
(j)(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National
Life Insurance Company entered into April 16, 2007(11)
(j)(8)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance
Company entered into October 1, 2006(11)
(j)(9)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company
entered into April 16, 2007(11)
(j)(10)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company
entered into October 16, 2006(11)
(j)(11)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance
Co. dated October 12, 2007 (15)
(j)(12)	Information Sharing agreement among Sentinel Variable Products Trust and National Life
Insurance Company dated April 7, 2007 (20)
(j)(13)	Rule 22c-2 Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL
LIFE INSURANCE COMPANY dated December 1, 2008. (18)

(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation

(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP

(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (15)
(r)	(1) Powers of Attorney for David Coates, Deborah Ellinger, Bruce Lisman, V. Louise McCarren and Roger B. Porter (16) (2) Powers of Attorney for E. Miles Prentice (19)
(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (19)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (19)
(1)	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider File No. 333-67003) filed on February 11, 1999.
(2)	Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement for National Variable Life Insurance Account (VariTrak File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. File No.
333-44723), filed April 16, 1998.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration

3

Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No..333- 44723) filed May 1, 2001.
(5)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed February 28, 2003.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No..333- 44723) filed May 1, 2006.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No..333- 44723) filed May 1, 2007.
(12)	Incorporated herein by reference to the Post- Effective Amendment No. 11 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider File No. 333-67003) filed May 1, 2007.
(13)	Incorporated herein by reference to the Post-Effective Amendment No. 20 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2007.
(14)	Incorporated herein by reference to Post-Effective Amendment No. No 14 to the Form N-6

Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider
File No 333-44723) filed June 27, 2007.

(15)	Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N- 6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed May 1, 2008.
(16)	Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.
(17)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(18)	Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.
(19)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333- 51535) filed December 23, 2009
(20)	Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chair (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
47 Coates Island
Colchester, VT 05446

4

Deborah G. Ellinger	Director
15 Koch Road, Suite J
Corte Madera, CA 94925

Bruce Lisman	Director
923 5th Avenue
New York, NY 10021

V. Louise McCarren	Director
5736 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Center for Business & Government
Kennedy School of Government
Harvard University
79 John F. Kennedy St.
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY 10016

Michele S. Gatto	Executive Vice President - Corporate Services, Chief
People Officer & Chief Legal Officer
Edward J. Parry, III	Executive Vice President & Chief Financial Officer
Christian W. Thwaites	Executive Vice President
Vincent G. Vitiello	Executive Vice President & Chief Marketing Officer
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Gregory H. Doremus	Senior Vice President - New Business & Customer
Services
Wade H. Mayo	Senior Vice President
Ruth B. Smith	Senior Vice President – Registered Product & Life Event
Distribution
Allen N. Hansen	Senior Vice President
Richard Pedersen	Senior Vice President – Chief Information Officer
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Robert S. Burke	Assistant General Counsel
Robert E. Cotton	Vice President & Treasurer
Ann T. Dehner	Vice President - Marketing Operations
Matthew L. DeSantos	Vice President – Marketing & Business Development
Alfred J. Foice, Jr.	Vice President - Audit
Christopher L Graff	Vice President - Communications
Richard A. Horchler	Vice President – Career System
Joyce B. LaRosa	Vice President – Finance, Independent Distribution
Bennett E. Law	Vice President - Policy Forms and General Services
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President – Product Development
Donald Messier	Vice President - Finance & Strategy, NL Financial Alliance
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President - LEA Distribution
Craig A. Smith	Vice President & Chief Actuary
Peter M. Weinbaum	Vice President – Marketing Development
Gregory Rooney	Vice President & Controller
Alfred J. Warburton	Vice President – Corporate Tax
Robert J. Riggen	Chief Medical Officer
Carolyn P. Kittredge	Assistant Tax Officer

5

Barbara B. Fitch	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1	Indemnification.
(a)	The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the

Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

     (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

6

     In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 30. Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account
II.

(b) The following information is furnished with respect to the officers and directors of ESI:

	Name and Principal	Positions and Offices with ESI
Business Address*
	Lance A. Reihl	President & Chief Executive
Officer
	Stephen A. Englese	Senior Vice President
	James Clements	Vice President - Sales
	Isabelle Keiser	Vice President
	Heather L. Lyon	Vice President – ESI Operations
	Donald Messier	Vice President – Finance
	Gregory D. Teese	Vice President – Compliance &
Chief Compliance Officer
	Ian A. McKenny	Counsel
	Robert E. Cotton	Treasurer
	James K. McQueston	Secretary
	Rhonda J. Miller	Assistant Secretary
	Kelly Fournier	Assistant Secretary
	Janet S. Astore	Tax Officer
	Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

     (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of	Net Underwriting	Compensation on	Brokerage	Other
Principal	Discounts and	Redemption	Commissions	Compensation
Underwriter	Commissions
Equity Services, Inc.	$3,209,692	-0-	$3,209,692	-0-

* The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

7

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 17 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 1st day of May, 2009.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest: /s/ James K. McQueston	By: /s/ Mehran Assadi
James K. McQueston	Mehran Assadi
Secretary	President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest: /s/ James K. McQueston	By: /s/ Mehran Assadi
James K. McQueston	Mehran Assadi
Secretary	President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief	May 1, 2009
Mehran Assadi	Executive Officer
(Principle Executive Officer)
/s/Ed Parry	Senior Vice President- Finance	May 1, 2009
Ed Parry	(Principle Financial &
Accounting Officer)
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Director	May 1, 2009
Bruce Lisman*	Director	May 1, 2009
E. Miles Prentice, III*	Director	May 1, 2009
David R. Coates*	Director	May 1, 2009
V. Louise McCarren*	Director	May 1, 2009
Deborah Ellinger*	Director	May 1, 2009
Roger B. Porter*	Director	May 1, 2009
Harris Simmons**	Director	May 1, 2009

* Mehran Assadi signs this document pursuant to the power of attorney filed with the Initial Registration Statement on form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed June 9, 2008.

** Mehran Assadi signs this document pursuant to the power of attorney filed with Pre-Effective Registration Statement No. 1 on form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008.

/s/ Mehran Assadi Mehran Assadi

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Exhibit Index

(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP

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